                                                                   Exhibit 10.02


                           COMPONENT SUPPLY AGREEMENT*

                                     BETWEEN

                       AMERICAN AXLE & MANUFACTURING, INC.

                                       AND

                           GENERAL MOTORS CORPORATION













--------
* Portions of this Exhibit 10.02 were omitted and filed separately with the Secretary of the Securities and Exchange Commission (the "Commission") pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 406 under the Securities Act of 1933, as amended. Such portions are marked by the symbol "***".

                                TABLE OF CONTENTS



ARTICLE                                                                                                     PAGE
-------                                                                                                     ----

ARTICLE 1     -     SOLE-SOURCE SUPPLIER FOR EXISTING COMPONENTS AND
                    REPLACEMENT COMPONENTS; SOURCING OF NEW
                    COMPONENTS.............................................................................  1

ARTICLE 2     -     EVERGREEN TERM; TERMINATION............................................................  2

ARTICLE 3     -     PRICING................................................................................  3

ARTICLE 4     -     PURCHASE ORDERS AND FIELD WARRANTY COSTS...............................................  8

ARTICLE 5     -     QUALITY CONTROL........................................................................  8

ARTICLE 6     -     TRANSFER OF ASSETS.....................................................................  9

ARTICLE 7     -     PRODUCT LIABILITY......................................................................  9

ARTICLE 8     -     INTERIM ASSISTANCE..................................................................... 10

ARTICLE 9     -     PURCHASE OF SCRAP MATERIAL............................................................. 10

ARTICLE 10    -     INSURANCE.............................................................................. 10

ARTICLE 11    -     GENERAL PROVISION...................................................................... 11


                                LIST OF EXHIBITS

Exhibit A           Existing Components Supply Schedule

Exhibit B           Service Parts Supply Schedule

Exhibit C           Productive Material Supply Schedule

Exhibit D           Purchase Order Terms and Conditions


                           COMPONENT SUPPLY AGREEMENT

         This Agreement is entered into by AMERICAN AXLE & MANUFACTURING, INC. ("AAM"), a corporation organized under the laws of the State of Delaware, and GENERAL MOTORS CORPORATION ("GM"), a corporation organized under the laws of the State of Delaware.

                                 P R E M I S E S

         WHEREAS, AAM and GM have entered into a separate agreement entitled Asset Purchase Agreement dated February 18, 1994 (the "Asset Purchase

Agreement"), by which AAM shall purchase from GM substantially all of the assets of the Final Drive and Forge Business Unit ("Business Unit") of the Saginaw Division as part of a "Strategic Partnership" as that term is defined in the Asset Purchase Agreement.

         WHEREAS, in furtherance of such "Strategic Partnership," AAM desires to sell to GM, and GM desires to purchase from AAM, all of GM's and GMM's requirements for the motor vehicle components that are presently being supplied by the Business Unit on an evergreen supply contract basis upon the terms and conditions stated herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in consideration of the mutual promises contained herein, intending to be legally bound, AAM and GM hereby agree as follows:

            ARTICLE 1 - SOLE-SOURCE SUPPLIER FOR EXISTING COMPONENTS
             AND REPLACEMENT COMPONENTS; SOURCING OF NEW COMPONENTS

         1.1 Sourcing of Existing Components. The Business Unit currently manufactures for GM and General Motors de Mexico, S.A. de C.V. ("GMM"), certain components, including, but not limited to, front and rear axles, front suspensions, steering linkages, stabilizer bars, rear prop shafts, front auxiliary prop shafts, brake drums, wheel spindles, forgings, connecting rods and caps, and related parts (each a "Family"), as set forth in detail, with part numbers, on Exhibit A attached hereto and incorporated herein (collectively referred to as "Existing Components", which term for the purposes of this Agreement also includes successors to such Existing Components which can be manufactured without significant changes in tooling). GM agrees that as of and after the "Closing," as defined herein, AAM shall be the sole-source supplier to GM for the Existing Components, and GM shall purchase from AAM, and AAM shall supply to GM, pursuant to Purchase Orders issued by GM, all of GM's and GMM's requirements for such Existing Components, so long as:

                  (a) GM and GMM continue regular production of the applicable vehicle models requiring such Existing Components; or

                  (b) GM and GMM continue to require such Existing Components as service parts for such vehicles, subject to Paragraph 3.5 herein.

         Successors to Existing Components being supplied by AAM that require significant changes in tooling are referred to as "New Components" and shall be sourced in accordance with Paragraph 1.2 herein.

         1.2 Sourcing of New Components. In addition to issuing purchase orders pursuant to Paragraph 1.1 herein, any purchase orders issued by GM during the term of this Agreement, or extension thereof, for New Components required by GM or GMM for use as original equipment or as service parts in vehicles manufactured by GM or GMM shall be directed to AAM, provided in each case that AAM has submitted its proposal in a timely fashion in accordance with GM's request for quotation, that AAM possesses in GM's reasonable judgment the manufacturing capability to supply GM's requirements and that AAM's terms are competitive with proposals submitted by companies excluding GM and its affiliates with respect to quality, service, and price. In the event GM determines that the proposal submitted by AAM pursuant to this Paragraph is not competitive with respect to quality, service, and price, GM shall so notify AAM and specify in writing the nature and extent to which AAM's proposal is not competitive. If within thirty (30) days after such notice AAM does not provide GM reasonable assurances of AAM's ability and commitment to meet or exceed such competitive standard, then GM may enter into contracts to purchase the New Components in question from other suppliers at terms no less favorable than those offered by AAM for such time periods and quantities as GM in its sole discretion may decide. The terms for the supply of any such New Components by AAM shall be independent of the terms of this Agreement, except as specifically provided herein.

         1.3 Opportunities to Supply Other Requirements. GM will provide AAM opportunities to submit proposals through GM's advanced purchasing process to supply GM's requirements for other components which AAM is or may be qualified to supply, with the terms of supply of any such components to be determined through that process, independent of the terms of this Agreement.

                     ARTICLE 2 - EVERGREEN TERM; TERMINATION

         2.1 Minimum Seven (7) Year Term. This Agreement shall become effective upon the closing of the transaction contemplated by the Asset Purchase Agreement (the "Closing") and shall remain in effect for a minimum period of seven (7) years from the Closing, subject to an evergreen renewal under Paragraph 2.2 below, non-renewal under Paragraph 2.3 below, and early termination under Paragraphs 2.4 and 2.5 below.

         2.2  ***

         2.3  ***

         2.4 Early Termination. GM may terminate this Agreement in any of the following events:

                  (a) AAM becomes insolvent or enters into bankruptcy, receivership, liquidation, an arrangement for the benefit of creditors, dissolution, or other similar proceeding;

                  (b) A significant portion of AAM's assets become subject to attachment, embargo, or expropriation; or

                  (c) More than ten percent (10%) of the voting shares of AAM become owned or controlled, directly or indirectly, by a competitor of GM in the business of manufacturing motor vehicles. However, this Paragraph 2.4(c) shall not apply if AAM registers and sells its shares in any public offering.

         2.5 Early Termination Procedure. In the event GM elects to terminate this Agreement pursuant to Paragraph 2.4 above, GM shall first notify AAM in writing of the grounds for the intended termination. In the event AAM fails to remedy such grounds for termination within sixty (60) days after such notice, then GM may, at its option, terminate this Agreement effective at any time during the remaining term of this Agreement.

                               ARTICLE 3 - PRICING

         3.1 Prices and Adjustments. The unit prices for Existing Components applicable during the term of this Agreement, subject to increases or decreases pursuant to Paragraph 3.6 herein and the last sentence of this Paragraph 3.1, and further subject to adjustments in calendar year 1996 and all calendar years thereafter pursuant to Paragraph 3.2 herein, have been negotiated by GM and AAM and are stated in the Supply Schedule attached as Exhibit A. All prices for Existing Components are on an F.O.B. (shipping point) basis. Title and risk of damage or loss to the Existing Components shall pass upon delivery, F.O.B. (shipping point). Price increases or decreases shall be made as the result of engineering changes ordered by GM in the specifications for Existing Components, limited to changes in the cost plus a proportional change in profit.

         3.2 Cost Reductions. AAM and GM shall use their best efforts to identify and implement productivity and other improvements to reduce AAM's cost of manufacturing Existing Components, as that term is defined herein and in the Component Sourcing Agreement between General Motors of Canada Limited ("GMCL") and AAM, effective March 1, 1994 (collectively, the "GM and GMCL Existing Components"). Beginning March 1, 1996, and each calendar year thereafter during the term of this Agreement, fifty percent (50%) of the amount of the Cost Savings (as that term is defined in Paragraph 3.3 below) achieved in that year shall be passed on to GM and its subsidiaries by means of price reductions on GM and GMCL Existing Components, which price reductions shall be implemented quarterly or as soon thereafter as reasonably possible after such Cost Savings are achieved. All calculations pursuant to this Paragraph 3.2 shall be done at a plant level.

         3.3 Cost Savings. For purposes of this Agreement, the term "Cost Savings" shall mean the reduction, if any, in the labor costs and allocated burden to product GM and GMCL Existing Components (calculated on a per unit basis) during the course of the year in question as calculated utilizing a consistent accounting procedure agreed upon by the parties; provided, however, that only those reductions in labor costs (other than labor contract negotiated reductions) and burden which GM or any of its subsidiaries contributed toward achieving will be used in calculating Cost Savings. All labor contract negotiated reductions will be used in calculating Cost Savings regardless of whether GM or any of its subsidiaries contributes towards achieving them. The parties shall agree upon a mutually acceptable measuring device for calculating Cost Savings within six (6) months after the effective date of this Agreement, taking into account AAM's need to protect confidentiality of cost information and GM's need to verify the information.

                  Some examples of Cost Savings which shall be shared equally by the parties are set forth in (a), (b), and (c) below:


                  (a) AAM requests from GM Engineering a dimensional change in an Existing Component that reduces scrap and improves efficiency. If granted, the savings with respect to that Existing Component would be shared equally by the two parties.

                  (b) GM and AAM are both working on deproliferation of Existing Component Part Numbers by changing parts to commonize them. Savings with respect to such Existing Components would be shared equally by the two parties.

                  (c) AAM or GM requests a material change applicable to a particular Existing Component or Components that would improve efficiency or reduce tool costs. These savings with respect to such Existing Components would be shared equally by the two parties.

                      Improvements which are not attributable to specific Existing Components and improvements in processing, operating conditions, labor efficiency (other than labor contract negotiated cost reductions), scrap reduction, or any other area made by AAM as a result of its management expertise and knowledge or contributions by AAM employees, without any input from GM, are not included in the Cost Savings computation and are the exclusive property of AAM.

                      In addition, the parties shall conduct a joint "financial review" of AAM's audited annual financial statements, as well as interim quarterly unaudited financial statements, to ascertain the continued viability of AAM to supply Existing Components. The financial review will consider among other things AAM's financial position as it relates to senior debt service and related covenants, capital expenditures, and preferred stock dividend and redemption capability. GM and AAM agree to consider in good faith both Existing Component price decreases or increases, as the case may be, using economic factors and sound business judgment as "Strategic Partners," provided however, that neither party shall be required to change prices, except as otherwise specified in this Agreement.

         3.4  Payment Terms.

                  (a) GM will pay for all Existing Components and New Components shipped from the GM plants which will be owned by AAM after the Closing, which are located in Detroit, Michigan; Three Rivers, Michigan; Buffalo, New York; and Tonawanda, New York (the "AAM Plants") as follows:

                           (i) All AAM sales of Existing Components or New
Components to GM for the *** shall be paid *** in immediately available funds *** shipment of the product from the AAM Plants.

                           (ii) All AAM sales of Existing Components or New
Components to GM between the *** shall be paid *** in immediately available funds *** following shipment of the product from the AAM Plants.


                           (iii) All AAM sales of Existing Components or New
Components to GM between the *** shall be paid in immediately available funds *** following shipment of the product from the AAM Plants.

                           (iv) All AAM sales of Existing Components or New
Components to GM between the *** shall be paid in immediately available funds *** following shipment of the product from the AAM Plants.

                           (v) All AAM sales of Existing Components or New
Components to GM between the *** shall be paid in immediately available funds *** following shipment of the product from the AAM Plants.

                           (vi) All AAM sales of Existing Components or New
Components to GM between the *** shall be paid in immediately available funds *** following shipment of the product from the AAM Plants.

                           (vii) All AAM sales of Existing Components or New
Components to GM subsequent to the *** shall be on the *** following GM's receipt of shipments ***.

                           AAM and GM will meet no less frequently than every
two (2) years to discuss payment terms and may modify the above schedule by joint agreement.

                  (b) GM will pay for all shipments of Existing Components and New Components shipped from locations other than the AAM Plants, as that term is defined in Paragraph 3.4(a), on a ***.

         3.5  Service Parts.   Regarding service parts, the following is agreed:

                  (a) General Motors Service Parts Operations ("GMSPO") will issue, annually, contracts for past model service parts at a fair market price to be negotiated.

                  (b) For service parts which are for current models, prices will be based on the original equipment price plus a markup for packaging, bar coding and other value added requirements specified by GMSPO, limited to the costs of such activities plus a proportional adjustment in profit.

                  (c) For current models and past model service requirements, the parties agree to freeze the prices listed on Exhibit B through nine (9) months following Closing. During this time, AAM will confirm its cost to produce the existing service parts and GM will obtain competitive bids from companies excluding GM and its affiliates in order to establish the fair market price. It is the expectation of the parties that at GM's option (i) the prices may be adjusted to reflect the market price; (ii) the service parts may be re-sourced to other suppliers, provided AAM is given the opportunity to supply such service requirements pursuant to the procedures contained in Paragraph 1.2 above; or
(iii) the service parts may be subject to GMSPO's one time purchase from AAM for all of GM's future requirements for the parts in question at a fair and mutually agreed upon price. It is expected that adjustments will be made as analyses are completed, but in no event will adjustments be made later than nine (9) months after Closing. If in some extenuating situations the analyses are not complete, AAM will consider an extension of the deadline.

         3.6  Resale of Productive Material.

                  (a) Purchase Requirements and Pricing: AAM shall purchase all of its requirements for material (listed in Exhibit C) to be incorporated into GM and GMCL Existing Components and other components identified by GM which AAM has committed to sell to GM subsidiaries ("Productive Material") from GM at the *** prices contained in Exhibit C attached hereto. GM, in collaboration with AAM, shall establish suppliers of Productive Materials and inbound transportation and the terms and conditions of such supply; provided however, that GM shall be solely responsible for the final selection of suppliers for Productive Material and related inbound transportation and the terms and conditions of such supply. AAM will schedule and receive material and manage supplier performance. This sale of Productive Material by GM to AAM will, among other things, permit GM to assist in better controlling the quality of Existing Components it purchases. GM and its subsidiaries shall hold AAM harmless from any increases in the price of such Productive Material and related inbound transportation and will receive the sole benefit from any price decreases. AAM shall utilize such Productive Material and related inbound transportation only for the manufacture of GM and GMCL Existing Components for sale to GM, GMCL, and specified GM subsidiaries and other purposes expressly allowed by GM in writing, and both parties agree that the use by AAM of Productive Material for any unauthorized purpose may, at GM's option, be considered to be a material breach of this Agreement.

                  (b) Ordering and Delivery: AAM and GM shall engage in regular discussions to forecast, monitor and, when necessary, adjust material requirements. GM shall notify AAM of the suppliers with whom GM has entered agreements for the supply of such Productive Material for resale to AAM during the course of each year. During the course of the year, AAM shall send releases against GM's purchase orders for AAM's requirement for Productive Materials directly to such suppliers, with a copy to GM. GM will provide adequate lead time for material authorization. All Productive Material sold hereunder by GM to AAM shall be delivered and title and risk of damage and loss shall transfer from GM to AAM, F.O.B. AAM's plant dock(s). Upon receipt of Productive Material, AAM shall follow its customary receiving procedures and retain copies of all receiving documentation for GM's audit. Discrepancies in either quantity or quality identified after receipt of the material shall be reported in writing immediately to GM and the supplier.

                  (c) Payment: GM shall instruct all suppliers to submit an invoice to AAM with a copy to GM. AAM agrees to pay all suppliers, on behalf of GM, in accordance with the standard 25th Proximo basis unless other payment terms are agreed upon between GM, AAM and such suppliers. Such payment shall count towards satisfaction of AAM's accounts payable to GM for such Productive Material. AAM will receive all benefits arising from stable schedule rebates and agrees to bear all costs arising due to late or incorrect payments and loss of stable schedule rebates. ***


                  (d) Set-Off: In the event AAM defaults in making any of the payments to suppliers on behalf of GM, GM shall have the right to make such payments on its own behalf and set-off the amount of such payment against its "AAM" accounts payable.

                  (e) No Warranties: THE WARRANTY(IES) RELATING TO THE MATERIALS PURCHASED BY AAM UNDER THIS AGREEMENT ARE MADE BY THE MANUFACTURER(S) OF SUCH ITEM(S). GM MAKES NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY PRODUCTIVE MATERIALS. AAM SHALL BE ENTITLED TO ALL RIGHTS IT OR GM MAY HAVE BASED ON THE WARRANTY(IES) PROVIDED OR GIVEN BY THE MANUFACTURER(S) OF THE PRODUCTIVE MATERIALS TO GM. FURTHERMORE, AT AAM'S REQUEST, GM WILL TAKE IMMEDIATE ACTION REQUIRED TO VERIFY, PRESERVE, PROTECT, ENFORCE, OR OTHERWISE SEEK SUPPLIER'S COMPLIANCE WITH ANY SUCH WARRANTIES.

                  (f) Additional Terms: GM and AAM shall meet after Closing to determine all other specific terms for AAM's purchase from GM of Productive Material and related inbound transportation with the goal of minimizing GM's involvement in the management and administration of the supply of Productive Material to AAM.

              ARTICLE 4 - PURCHASE ORDERS AND FIELD WARRANTY COSTS

         Attached hereto as Exhibit D is the standard form of purchase order customarily offered by GM to its suppliers as of the date of this Agreement. All purchase orders issued by GM and accepted by AAM pursuant to this Agreement shall utilize such standard form purchase order and shall be governed by its terms and conditions, provided, however, that Paragraphs 11, 12 and 13 of the purchase order terms and conditions shall be superseded by Article 2 of this Agreement, and may not be invoked or exercised by GM with respect to any purchase orders issued and accepted under this Agreement, and Paragraph 17 of the purchase order terms and conditions shall be superseded by Article 10 of this Agreement. In the event of a conflict between the terms of this Agreement and any purchase order issued hereunder, the terms of this Agreement shall prevail. ***

                           ARTICLE 5 - QUALITY CONTROL

         5.1 AAM will institute and maintain a company-wide continuous improvement process. This process will be customer driver from the standpoint of both GM and the customer of GM products. This process shall include preventive maintenance plans that will maintain the quality of parts as they are manufactured. The continuous improvement plan will document the method to monitor an evaluate the process.

         5.2 AAM will maintain and strive to improve the current quality control and inspection system. Such improvement will incorporate General Quality Standards, Targets for Excellence, and other GM policies generally applicable to suppliers. This also includes the use of the AIAG Production Part Approval

Process manual, AIAG reference manual for Potential Failure Modes and Effects Analysis, AIAG reference manual for Fundamental Statistical Process Control, the GM reference manual for Key Characteristic Designation System and others.

         5.3 AAM will provide support to GM for immediate problem resolution, analysis of various sources of customer dissatisfaction, such as PPM (parts per million), CAMIP (Continuous

Automotive Marketing Information Program) glove box surveys, and other quality measurement data which may become available to the parties from time to time.

         5.4 GM has the option to provide at its expense a PICOS team to support AAM cost and productivity improvement activities.

                         ARTICLE 6 - TRANSFER OF ASSETS

         In order to provide GM with assurances of a continuous supply of Existing Components and New Components hereunder, AAM agrees that it shall not sell, lease, or otherwise dispose of, other than in the ordinary course of business, any of the production machinery or equipment required for the manufacture of Existing Components or New Components hereunder, without the express written consent of GM, which consent shall not be unreasonably withheld. AAM will notify GM in writing of any planned sales of production machinery or equipment used in the manufacture of Existing Components or New Components outside of the ordinary course of business. GM shall review such plans, and state its objections, if any, within thirty (30) days of receipt of such notice. A failure to timely object shall be deemed to be consent by GM to such plans. AAM will provide GM with the opportunity to audit and inspect such machinery and equipment at times reasonably agreed upon by the parties during the term of this Agreement.

                          ARTICLE 7 - PRODUCT LIABILITY

         AAM shall defend, indemnify, and hold harmless GM, its officers, agents, and employees, from and against any and all claims, suits, causes of action, liabilities, losses, damages, costs of settlement, and expenses (including reasonable attorneys fees) which may be imposed upon or incurred by GM from claims, suits, or causes of action (including without limitation those for death, personal injury, or property damage) by any person whatsoever at any time against GM, its officers, agents, and employees, arising from, caused, or alleged to be caused by the manufacture, operation, use, sale, or transfer of any Existing Components or New Components or the design of New Components supplied hereunder and any other products manufactured by AAM.

         GM shall defend, indemnify, and hold harmless AAM, its officers, agents, and employees, from and against any and all claims, suits, causes of action, liabilities, losses, damages, costs of settlement, and expenses (including reasonable attorneys fees) which may be imposed upon or incurred by AAM from claims, suits, or causes of action (including without limitation those for death, personal injury, or property damage) by any person whatsoever at any time against AAM, its officers, agents, and employees, arising from, caused or alleged to be caused by the manufacture, operation, use, sale, or transfer of any components or products manufactured or sold by GM other than Existing Components, New Components, and Productive Material or the design of such components or products by GM.

                         ARTICLE 8 - INTERIM ASSISTANCE

         During the twenty-four (24) month period following the effective date of this Agreement, GM shall provide assistance to AAM to transfer knowledge in areas relating to AAM's activities as a supplier to GM, including, without limitation, information relating to materials management systems, existing component supply agreements and GM purchasing procedures. Such assistance will be provided from time to time by GM personnel with experience in the areas where assistance is requested when the parties agree there is a need. Additionally, necessary communication links with GM engineering will be established.

                     ARTICLE 9 - PURCHASE OF SCRAP MATERIAL

         AAM shall offer GM the first opportunity to purchase any and all scrap material which results from the manufacture of Existing Components or New Components hereunder, upon competitive terms to be negotiated by the parties. In the event AAM receives other bona fide offers to purchase such scrap material, AAM will provide GM with the opportunity to match or better the price and other terms of all such offers. If GM matches or betters the price and other terms of any offer, AAM shall immediately accept GM's offer.

                             ARTICLE 10 - INSURANCE

         10.1 Unless otherwise agreed by GM and AAM, AAM agrees to maintain, at its own expense, the following types of insurance coverage (underwritten by insurance companies reasonably satisfactory to GM) at all times from the effective date of this Agreement through the termination or expiration of this
Agreement:

                  (a) Broad form comprehensive general liability insurance on an occurrence form basis (including product, completed operations, and contractual liability covering the terms of this Agreement), whether primary or excess coverage, or a combination thereof, with a combined single limit for personal injury and property damage of not less than Ten Million Dollars ($10,000,000) per occurrence.

                  (b) Comprehensive automobile liability insurance, whether primary or excess coverage, or a combination thereof, with a combined single limit for personal injury and property damage of not less than Ten Million Dollars ($10,000,000) per occurrence.

                  (c) Workers compensation insurance in statutory limits and employer's liability insurance with a limit of not less than One Million Dollars ($1,000,000), for each state in which AAM operates.


                  (d) All risk property insurance on a full replacement cost basis, with no co-insurance requirement.

         10.2 Prior to execution of this Agreement, and each year thereafter for the term of this Agreement, AAM shall provide GM with certificates of insurance evidencing General Motors Corporation as an additional insured for the coverage referred to above in Paragraph 10.1 (a), (c), and (d). No cancellation, modification, or material change to such coverage shall be made without GM's written approval. AAM agrees to provide its insurer with notice of this requirement.

                         ARTICLE 11 - GENERAL PROVISION

         11.1 No Agency: This Agreement does not constitute either party the agent of legal representative of the other party. Neither party is authorized to create any obligation on behalf of the other party.

         11.2 Notices: Any notice under this Agreement shall be in writing (letter, telex, facsimile or telegram) and shall be effective when received by the addressee at its address indicated below:

                  (a)      Notice sent to AAM shall be addressed as follows:

                           American Axle & Manufacturing, Inc.
                           1840 Holbrook Avenue
                           Detroit, MI 48212-3488

                           Attention: VP - Procurement and Materials Management

                           Facsimile No.: (313) 974-2235

                  (b)      Notice sent to GM shall be addressed as follows:

                           General Motors Corporation
                           Worldwide Purchasing
                           NAO Headquarters
                           General Motors Corporation
                           30400 Mound Road 1-8
                           Warren, MI 48090-9015

                           Attention:  Executive Director
                                       Supplier Quality & Development

                           Facsimile No.: (313) 986-6704

                  (c) The parties by notice hereunder may designate other addresses to which notice shall be sent.

         11.3 Amendments: No amendment to this Agreement shall be binding upon either party unless it is in writing and is signed by both parties. This Agreement and the Asset Purchase Agreement supersede any prior agreements between the parties concerning the subject matter herein and therein. In the event there is any conflict between the Asset Purchase Agreement and this Agreement, this Agreement prevails.

         11.4 Assignment: Neither party may assign any of its rights or delegate any of its duties under this Agreement without first obtaining written consent of the other party provided, however, that GM may assign any or all of its rights and obligations to any affiliate or subsidiary of GM.

         11.5 Law and Jurisdiction: This Agreement shall be governed by the laws of the State of Michigan. Each party consents, for purposes of enforcing this Agreement, to personal jurisdiction, service of process and venue in any state or federal court within the State of Michigan having jurisdiction over the subject matter.

         IN WITNESS WHEREOF, GM and AAM have caused this Agreement to be executed in multiple counterparts by their duly authorized representatives.

AMERICAN AXLE &                             GENERAL MOTORS CORPORATION
 MANUFACTURING, INC.


By: /s/ Richard E. Dauch                    By: /s/ John H. Monk Jr.
    --------------------                        --------------------
Title: President                            Title: Finance Director Saginaw Div.
       -----------------                           -----------------------------
Date:  2-28-94                              Date:    2-28-94
       ----------------                            -----------------------------

                                    EXHIBIT A

                               Existing Components
                                 Supply Schedule

                              MIDSIZE CAR DIVISION

PART NO.                          DESCRIPTION                       PIECE PRICE
--------                          -----------                       -----------

26038881                          AXLE ASM-RR                          $ ***

26040620                          AXLE ASM-RR                            ***

26041287                          AXLE ASM-RR                            ***

26041536                          AXLE ASM-RR                            ***

26043261                          AXLE ASM-RR                            ***

26043262                          AXLE ASM-RR                            ***

26043263                          AXLE ASM-RR                            ***

26044492                          AXLE ASM-RR                            ***

26045340                          AXLE ASM-RR                            ***

26045341                          AXLE ASM-RR                            ***

26026471                          AXLE ASM-RR                            ***

26040727                          AXLE ASM-RR                            ***

26040728                          AXLE ASM-RR                            ***

26040729                          AXLE ASM-RR                            ***

26040731                          AXLE ASM-RR                            ***

26040732                          AXLE ASM-RR                            ***

26040733                          AXLE ASM-RR                            ***

26040734                          AXLE ASM-RR                            ***

02040735                          AXLE ASM-RR                            ***

26040736                          AXLE ASM-RR                            ***


26040737                          AXLE ASM-RR                            ***

26040738                          AXLE ASM-RR                            ***

26040739                          AXLE ASM-RR                            ***

26040740                          AXLE ASM-RR                            ***

26040741                          AXLE ASM-RR                            ***

26040743                          AXLE ASM-RR                            ***

26040744                          AXLE ASM-RR                            ***

26040745                          AXLE ASM-RR                            ***

26040747                          AXLE ASM-RR                            ***

26041540                          AXLE ASM-RR                            ***

26043032                          AXLE ASM-RR                            ***

26045610                          AXLE ASM-RR                            ***

26045611                          AXLE ASM-RR                            ***

26045612                          AXLE ASM-RR                            ***

07841077                          SHAFT ASM-PROP                         ***

07841078                          SHAFT ASM-PROP                         ***

07842127                          SHAFT ASM-PROP                         ***

26025289                          SHAFT ASM-PROP                         ***

26030603                          SHAFT ASM-PROP                         ***

26039759                          SHAFT ASM-PROP                         ***


PART NO.                          DESCRIPTION                        PIECE PRICE
--------                          -----------                        -----------

26039989                          SHAFT ASM-PROP                       $ ***

26041126                          SHAFT ASM-PROP                         ***


26041128                          SHAFT ASM-PROP                         ***

26041129                          SHAFT ASM-PROP                         ***

26041428                          SHAFT ASM-PROP                         ***

                               LANSING POWERTRAIN


PART NO.                          DESCRIPTION                        PIECE PRICE
--------                          -----------                        -----------

10215918                          CAP-CONN ROD                         $  ***

14090006                          ROD-CONN                                ***

24571682                          ROD-CONN                                ***


                                FLINT POWERTRAIN


PART NO.                          DESCRIPTION                        PIECE PRICE
--------                          -----------                        -----------

00476522                          CAP-CONN ROD                         $   ***

10127574                          ROD-CONN                                 ***


                                      DELCO


PART NO.                          DESCRIPTION                        PIECE PRICE
--------                          -----------                        -----------

1350005                           SPINDLE FORGING                      $ ***

1350027                           SPINDLE FORGING                        ***

1350048                           SPINDLE FORGING                        ***

1350074                           SPINDLE FORGING                        ***

1350076                           SPINDLE FORGING                        ***

1350094                           SPINDLE FORGING                        ***

1350097                           SPINDLE FORGING                        ***


                               MORAINE POWERTRAIN

PART NO.                          DESCRIPTION                        PIECE PRICE
--------                          -----------                        -----------

14025524                          ROD-CONN                             $  ***

14025525                          CAP-CONN ROD                            ***

21000891                          CONN ROD SATURN                         ***


                                WARREN POWERTRAIN


PART NO.                          DESCRIPTION                        PIECE PRICE
--------                          -----------                        -----------


00331110                          CAP-CONN ROD                         $  ***

03937756                          CAP-CONN ROD                            ***

03951562                          CAP-CONN ROD                            ***

03973384                          CAP-CONN ROD                            ***

03977112                          CAP-CONN ROD                            ***

10144045                          ROD-CONN                                ***

10201167                          ROD-CONN                                ***

14031311                          ROD-CONN                                ***

14077942                          CAP-CONN ROD                            ***

14095072                          ROD-CONN SPEC.                          ***

93422419                          CAP-CONN ROD                            ***

                             STABILIZER BAR DATABASE


=============================================================================================================
P/N              MY         DIV        PIECE PRICE            P/N            MY          DIV     PIECE PRICE
---              --         ---        -----------            ---            --          ---     -----------

-------------------------------------------------------------------------------------------------------------
14081407         94         CLCD            ***             14089551         94          MCD           ***
-------------------------------------------------------------------------------------------------------------
14081408         94         CLCD            ***             14089552         94          MCD           ***
-------------------------------------------------------------------------------------------------------------
14081409         94         CLCD            ***             14089553         94          MCD           ***
-------------------------------------------------------------------------------------------------------------
25524815         94         CLCD            ***             14089584         94          MCD           ***
-------------------------------------------------------------------------------------------------------------
25528807         94         CLCD            ***             14101234         94          MCD           ***
-------------------------------------------------------------------------------------------------------------
25558116         94         CLCD            ***             26024362         94          MCD           ***
-------------------------------------------------------------------------------------------------------------
25558117         94         CLCD            ***             26025316         94          MCD           ***
-------------------------------------------------------------------------------------------------------------

25558135         94         CLCD            ***             26032907         94          MCD           ***
-------------------------------------------------------------------------------------------------------------
25559835         94         CLCD            ***             15661102         94          NATP          ***
-------------------------------------------------------------------------------------------------------------
25559836         94         CLCD            ***             15961006         94          NATP          ***
-------------------------------------------------------------------------------------------------------------
25604384         95         CLCD            ***             14056841         94          NATP          ***
-------------------------------------------------------------------------------------------------------------
25606832         95         CLCD            ***             14056842         94          NATP          ***
-------------------------------------------------------------------------------------------------------------
25606833         95         CLCD            ***             15548449         94          NATP          ***
-------------------------------------------------------------------------------------------------------------
14076604         94         LAD             ***             15612681         94          NATP          ***
-------------------------------------------------------------------------------------------------------------
14076605         94         LAD             ***             15640308         94          NATP          ***
-------------------------------------------------------------------------------------------------------------
1407667          94         LAD             ***             15661102         94          NATP          ***
-------------------------------------------------------------------------------------------------------------
22536401         94         LAD             ***             15677613         94          NATP          ***
-------------------------------------------------------------------------------------------------------------
22536402         94         LAD             ***             15677614         94          NATP          ***
-------------------------------------------------------------------------------------------------------------
22565626         94         LAD             ***             15677615         94          NATP          ***
-------------------------------------------------------------------------------------------------------------
22570016         94         LAD             ***             15677616         94          NATP          ***
-------------------------------------------------------------------------------------------------------------
22570022         94         LAD             ***             15684329         94          NATP          ***
-------------------------------------------------------------------------------------------------------------
2572336          94         LAD             ***             15692903         94          NATP          ***
-------------------------------------------------------------------------------------------------------------
22581617         94         LAD             ***             15961006         94          NATP          ***
-------------------------------------------------------------------------------------------------------------
22584364         94         LAD             ***             15697719         95          NATP          ***
-------------------------------------------------------------------------------------------------------------
22566681         94         LAD             ***             15697720         95          NATP          ***
-------------------------------------------------------------------------------------------------------------
22587443         94         LAD             ***             15697721         95          NATP          ***
-------------------------------------------------------------------------------------------------------------
370277           94         MCD             ***             15697722         95          NATP          ***
-------------------------------------------------------------------------------------------------------------
457923           94         MCD             ***             15697723         95          NATP          ***
-------------------------------------------------------------------------------------------------------------
14087728         94         MCD             ***             15981886         95          NATP          ***
=============================================================================================================

                              American Axle - Truck

                                  AMERICAN AXLE

                                   PITTMAN ARM



PART NO.                       DESCRIPTION                       PIECE PRICE
--------                       -----------                       -----------

15651267                       PITMAN ARM                               ***

                                  AMERICAN AXLE

                         SHAFT -- FRONT STABILIZER BARS


PART NO.                             DESCRIPTION                     PIECE PRICE

--------                             -----------                     -----------

14056841                             SHAFT-FRT STAB                         ***

14056842                             SHAFT-FRT STAB                         ***

15548449                             SHAFT-FRT STAB                         ***

15612681                             SHAFT-FRT STAB                         ***

15640308                             SHAFT-FRT STAB                         ***

15661102                             SHAFT-FRT STAB                         ***

15677613                             SHAFT-FRT STAB                         ***

15677614                             SHAFT-FRT STAB                         ***

15677615                             SHAFT-FRT STAB                         ***

15677616                             SHAFT-FRT STAB                         ***

15684329                             SHAFT-FRT STAB                         ***

15692903                             SHAFT-FRT STAB                         ***

15961006                             SHAFT-FRT STAB                         ***

15697719                             SHAFT-FRT STAB                         ***

15697720                             SHAFT-FRT STAB                         ***

15667722                             SHAFT-FRT STAB                         ***

15667723                             SHAFT-FRT STAB                         ***

15981881                             SHAFT-FRT STAB                         ***

15954478                             SHAFT-FRT STAB                         ***


                                  AMERICAN AXLE

                                     LINKAGE



PART NO.                                DESCRIPTION                  PIECE PRICE
--------                               ------------                  -----------

15595963                             ARM ASSEMBLY-STE                       ***

26021659                             LINKAGE ASM-STRG                       ***

26031984                             LINKAGE ASM-STRG                       ***

26022148                             LINKAGE ASM-STRG                       ***

26022345                             LINKAGE ASM-STRG                       ***

26022349                             LINKAGE ASM-STRG                       ***

26022350                             LINKAGE ASM-STRG                       ***

26024007                             LINKAGE ASM-STRG                       ***

26027087                             ARM ASM-STRG LINK                      ***

26029411                             LINKAGE ASM-STRG                       ***

26038730                             ARM STRG LNKG                          ***

26038733                             LINKAGE ASM-STRG                       ***

26029412                             LINKAGE ASM-STRG                       ***

26029479                             LINKAGE ASM-STRG                       ***

26031954                             ARM ASM-PIT                            ***

26031958                             LINKAGE ASM-STRG                       ***

26032734                             LINKAGE ASM-STRG                       ***

26033136                             LINKAGE ASM-STRG                       ***

26033137                             LINKAGE ASM-STRG                       ***

26033138                             LINKAGE ASM-STRG                       ***

26033141                             LINKAGE ASM-STRG                       ***

26033144                             LINKAGE ASM-STRG                       ***

26033312                             LINKAGE ASM-STRG                       ***

26034121                             LINKAGE ASM-STRG                       ***


26037755                             LINKAGE ASM-STRG                       ***

26037756                             LINKAGE ASM-STRG                       ***

26039782                             STEERING LINKAGE                       ***

26043599                             LINKAGE ASM-STRG                       ***

26043667                             ARM ASM-STRG LNK                       ***


                                  AMERICAN AXLE

                                   PROPSHAFTS


PART NO.                             DESCRIPTION                     PIECE PRICE
--------                             -----------                     -----------

07841472                             SHAFT ASM-PROP                         ***
07849145                             SHAFT ASM-PROP                         ***
07849146                             SHAFT ASM-PROP                         ***
07849724                             SHAFT ASM-PROP                         ***
26001999                             SHAFT ASM-PROP                         ***
26002001                             SHAFT ASM-PROP                         ***
26002002                             SHAFT ASM-PROP                         ***
26003659                             SHAFT ASM-PROP                         ***
26005059                             SHAFT ASM-PROP                         ***
26006680                             SHAFT ASM-FRT PR                       ***
26006948                             SHAFT ASM-F/AXL                        ***
26010886                             SHAFT ASM-RR PRO                       ***
26010888                             SHAFT ASM-RR PRO                       ***
26010890                             SHAFT ASM-RR PRO                       ***
26010893                             SHAFT ASM-RR PRO                       ***
26012305                             SHAFT ASM-PROP                         ***
26013277                             SHAFT ASM-FRT PR                       ***
26014236                             SHAFT ASM-PROP                         ***
26014287                             SHAFT ASM-RR PRO                       ***
26014288                             SHAFT ASM-RR PRO                       ***
26014290                             SHAFT ASM-RR PRO                       ***
26014904                             SHAFT ASM-FRF PR                       ***
26014905                             SHAFT ASM-FRF PR                       ***
26014906                             SHAFT ASM-FRF PR                       ***
26014907                             SHAFT ASM-FRF PR                       ***
26016452                             SHAFT ASM-PROP                         ***
26018062                             SHAFT ASM-RR PRO                       ***
26018066                             SHAFT ASM-RR PRO                       ***

26019542                             SHAFT ASM-PROP                         ***
26019545                             SHAFT ASM-PROP                         ***
26019546                             SHAFT ASM-PROP                         ***
26019549                             SHAFT ASM-PROP                         ***
26020316                             SHAFT ASM-PROP                         ***
26020317                             SHAFT ASM-PROP                         ***
26020318                             SHAFT ASM-PROP                         ***
26020319                             SHAFT ASM-PROP                         ***
26022466                             SHAFT ASM-F/AXL                        ***

                                  AMERICAN AXLE

                                   PROPSHAFTS


PART NO.                             DESCRIPTION                     PIECE PRICE
--------                             -----------                     -----------

26022467                             SHAFT ASM-F/AXL                        ***
26024565                             SHAFT ASM-PROP                         ***
26024566                             SHAFT ASM-PROP                         ***
26026138                             SHAFT ASM-PROP                         ***
26026329                             SHAFT ASM-PROP                         ***
26026330                             SHAFT ASM-PROP                         ***
26026439                             SHAFT ASM-PROP                         ***
26028527                             SHAFT ASM-PROP                         ***
26028733                             SHAFT ASM-PROP                         ***
26029958                             SHAFT ASM-F/AXL                        ***
26029960                             SHAFT ASM-PROP                         ***
26030512                             SHAFT ASM-PROP                         ***
26031924                             SHAFT ASM-F/AXL                        ***
26031926                             SHAFT ASM-PROP                         ***
26032444                             SHAFT ASM-PROP                         ***
26032445                             SHAFT ASM-PROP                         ***
26032446                             SHAFT ASM-PROP                         ***
26032449                             SHAFT ASM-PROP                         ***
26032451                             SHAFT ASM-F/AXL                        ***
26033684                             SHAFT ASM-RR PRO                       ***
26033690                             SHAFT ASM-RR PRO                       ***
26036048                             SHAFT ASM-RR PRO                       ***
26036049                             SHAFT ASM-RR PRO                       ***
26039018                             SHAFT ASM-FRT PR                       ***
26039772                             SHAFT ASM-FRT PR                       ***
26041138                             SHAFT ASM-RR PRO                       ***
26041140                             SHAFT ASM-RR PRO                       ***

26042972                             SHAFT ASM-PROP                         ***
26030320                             SHAFT ASM-RR PRO                       ***
26030321                             SHAFT ASM-RR PRO                       ***
26032448                             SHAFT ASM-PROP                         ***
26033681                             SHAFT ASM-PROP                         ***
26033683                             SHAFT ASM-PROP                         ***
26034733                             SHAFT ASM-PROP                         ***
26038120                             SHAFT ASM-F/AXL                        ***
26038121                             SHAFT ASM-F/AXL                        ***
26038124                             SHAFT ASM-F/AXL                        ***
26038126                             SHAFT ASM-F/AXL                        ***

                                  AMERICAN AXLE

                                   PROPSHAFTS


PART NO.                             DESCRIPTION                     PIECE PRICE
--------                             -----------                     -----------

26038264                             SHAFT ASM-PROP                         ***
26038265                             SHAFT ASM-PROP                         ***
26041123                             SHAFT ASM-PROP                         ***
26042110                             SHAFT ASM-PROP                         ***
26044064                             SHAFT ASM-PROP                         ***
26044446                             SHAFT ASM-PROP                         ***
26045215                             SHAFT ASM-PROP                         ***
26045216                             SHAFT ASM-PROP                         ***
26045217                             SHAFT ASM-PROP                         ***
26045218                             SHAFT ASM-PROP                         ***
26045219                             SHAFT ASM-PROP                         ***
26045220                             SHAFT ASM-PROP                         ***
26045221                             SHAFT ASM-PROP                         ***

                                  AMERICAN AXLE

                                      AXLES



PART NO.                             DESCRIPTION                     PIECE PRICE
--------                             -----------

26028753                             AXLE ASM-RR                            ***

26028754                             AXLE ASM-RR                            ***

26028755                             AXLE ASM-RR                            ***

26028756                             AXLE ASM-RR                            ***

26028757                             AXLE ASM-RR                            ***

26028758                             AXLE ASM-RR                            ***

26036237                             AXLE ASM-RR                            ***

26036241                             AXLE ASM-RR                            ***

26036242                             AXLE ASM-RR                            ***

26036246                             AXLE ASM-RR                            ***

26036247                             AXLE ASM-RR                            ***

26036248                             AXLE ASM-RR                            ***

26036249                             AXLE ASM-RR                            ***

26036250                             AXLE ASM-RR                            ***

26036251                             AXLE ASM-RR                            ***

26036252                             AXLE ASM-RR                            ***

26036253                             AXLE ASM-RR                            ***

26036256                             AXLE ASM-RR                            ***

26036257                             AXLE ASM-RR                            ***

26036258                             AXLE ASM-RR                            ***

26036260                             AXLE ASM-RR                            ***

26036261                             AXLE ASM-RR                            ***

26036262                             AXLE ASM-RR                            ***

26036263                             AXLE ASM-RR                            ***


26036271                             AXLE ASM-RR                            ***

26036272                             AXLE ASM-RR                            ***

26036273                             AXLE ASM-RR                            ***

26036275                             AXLE ASM-RR                            ***

26036277                             AXLE ASM-RR                            ***

                                  AMERICAN AXLE

                                      AXLES


PART NO.                             DESCRIPTION                     PIECE PRICES
--------                             -----------                     ------------

26026301                             AXLE ASM-RR                            ***
26026302                             AXLE ASM-RR                            ***
26027358                             AXLE ASM-RR                            ***
26027361                             AXLE ASM-RR                            ***
26027362                             AXLE ASM-RR                            ***
26028753                             AXLE ASM-RR                            ***
26028754                             AXLE ASM-RR                            ***
26028755                             AXLE ASM-RR                            ***
26028756                             AXLE ASM-RR                            ***
26028757                             AXLE ASM-RR                            ***
26028758                             AXLE ASM-RR                            ***
26028760                             AXLE ASM-RR                            ***
26028761                             AXLE ASM-RR                            ***
26028762                             AXLE ASM-RR                            ***
26028763                             AXLE ASM-RR                            ***
26029259                             AXLE ASM-RR                            ***
26029260                             AXLE ASM-RR                            ***
26029261                             AXLE ASM-RR                            ***
26030334                             AXLE ASM-RR                            ***
26030335                             AXLE ASM-RR                            ***
26030336                             AXLE ASM-RR                            ***
26030337                             AXLE ASM-RR                            ***
26030531                             AXLE ASM-RR                            ***
26030532                             AXLE ASM-RR                            ***
26030533                             AXLE ASM-RR                            ***

26030534                             AXLE ASM-RR                            ***
26030535                             AXLE ASM-RR                            ***
26030536                             AXLE ASM-RR                            ***
26031314                             AXLE ASM-RR                            ***
26031315                             AXLE ASM-RR                            ***
26031316                             AXLE ASM-RR                            ***
26031317                             AXLE ASM-RR                            ***
26031318                             AXLE ASM-RR                            ***
26031319                             AXLE ASM-RR                            ***
26031320                             AXLE ASM-RR                            ***
26031321                             AXLE ASM-RR                            ***
26031322                             AXLE ASM-RR                            ***

                                  AMERICAN AXLE

                                      AXLES


PART NO.                             DESCRIPTION                     PIECE PRICE
--------                             -----------                     -----------

26031323                             AXLE ASM-RR                            ***
26031324                             AXLE ASM-RR                            ***
26031325                             AXLE ASM-RR                            ***
26031326                             AXLE ASM-RR                            ***
26031327                             AXLE ASM-RR                            ***
26031328                             AXLE ASM-RR                            ***
26031329                             AXLE ASM-RR                            ***
26031330                             AXLE ASM-RR                            ***
26031331                             AXLE ASM-RR                            ***
26031332                             AXLE ASM-RR                            ***
26031333                             AXLE ASM-RR                            ***
26031334                             AXLE ASM-RR                            ***
26031335                             AXLE ASM-RR                            ***
26031336                             AXLE ASM-RR                            ***
26031337                             AXLE ASM-RR                            ***
26031333                             AXLE ASM-RR                            ***
26031741                             AXLE ASM-RR                            ***
26031920                             AXLE ASM-RR                            ***
26031921                             AXLE ASM-RR                            ***
26031922                             AXLE ASM-RR                            ***
26031992                             AXLE ASM-RR                            ***
26032425                             AXLE ASM-RR                            ***
26032426                             AXLE ASM-RR                            ***
26032427                             AXLE ASM-RR                            ***

26032428                             AXLE ASM-RR                            ***
26036861                             AXLE ASM-RR                            ***
26037330                             AXLE ASM-RR                            ***
26038315                             AXLE ASM-RR                            ***
26040912                             AXLE ASM-RR                            ***
26041150                             AXLE ASM-RR                            ***
26041151                             AXLE ASM-RR                            ***
26041225                             AXLE ASM-RR                            ***
26041477                             AXLE ASM-RR                            ***
26043004                             AXLE ASM-RR                            ***
26043005                             AXLE ASM-RR                            ***
26043226                             AXLE ASM-RR                            ***
26043227                             AXLE ASM-PR                            ***

                                  AMERICAN AXLE

                                      AXLES

PART NO.                             DESCRIPTION                     PIECE PRICE
--------                             -----------                     -----------

26036266                             AXLE ASM-RR                            ***
26036267                             AXLE ASM-RR                            ***
26036268                             AXLE ASM-RR                            ***
26036269                             AXLE ASM-RR                            ***
26036270                             AXLE ASM-RR                            ***
26036279                             AXLE ASM-RR                            ***
26036281                             AXLE ASM-RR                            ***
26036282                             AXLE ASM-RR                            ***
26036283                             AXLE ASM-RR                            ***
26036284                             AXLE ASM-RR                            ***
26036285                             AXLE ASM-RR                            ***
26036286                             AXLE ASM-RR                            ***
26036287                             AXLE ASM-RR                            ***
26036288                             AXLE ASM-RR                            ***
26036289                             AXLE ASM-RR                            ***
26036290                             AXLE ASM-RR                            ***
26041351                             AXLE ASM-RR                            ***
26041352                             AXLE ASM-RR                            ***
26041353                             AXLE ASM-RR                            ***
26041354                             AXLE ASM-RR                            ***
26042594                             AXLE ASM-RR                            ***
26042596                             AXLE ASM-RR                            ***
26042597                             AXLE ASM-RR                            ***
26042598                             AXLE ASM-RR                            ***

26042599                             AXLE ASM-RR                            ***
26042600                             AXLE ASM-RR                            ***
26042601                             AXLE ASM-RR                            ***
26042602                             AXLE ASM-RR                            ***
26042603                             AXLE ASM-RR                            ***
26042605                             AXLE ASM-RR                            ***
26042606                             AXLE ASM-RR                            ***
26043583                             AXLE ASM-FRT                           ***
26043584                             AXLE ASM-FRT                           ***
26043585                             AXLE ASM-FRT                           ***
26043586                             AXLE ASM-FRT                           ***
26043587                             AXLE ASM-FRT                           ***
26043588                             AXLE ASM-FRT                           ***
26043589                             AXLE ASM-FRT                           ***
26044281                             AXLE ASM-RR                            ***

                                  AMERICAN AXLE

                                      AXLES

PART NO.                             DESCRIPTION                     PIECE PRICE
--------                             -----------                     -----------

26044282                             AXLE ASM-RR                            ***
26044283                             AXLE ASM-RR                            ***
26044284                             AXLE ASM-RR                            ***
26044321                             AXLE ASM-RR                            ***
26044322                             AXLE ASM-RR                            ***
26044363                             AXLE ASM-RR                            ***
26044364                             AXLE ASM-RR                            ***
26044365                             AXLE ASM-RR                            ***
26044366                             AXLE ASM-RR                            ***
26044367                             AXLE ASM-RR                            ***
26044369                             AXLE ASM-RR                            ***
26044370                             AXLE ASM-RR                            ***
26044371                             AXLE ASM-RR                            ***
26045031                             AXLE ASM-FRT                           ***

                                  AMERICAN AXLE


                                      AXLES

PART NO.                             DESCRIPTION                     PIECE PRICE
--------                             -----------                     -----------

15692851                             SUSPENSION ASM-F                       ***
15692852                             SUSPENSION ASM-F                       ***
15692853                             SUSPENSION ASM-F                       ***
15692854                             SUSPENSION ASM-F                       ***
15692855                             SUSPENSION ASM-F                       ***
15692856                             SUSPENSION ASM-F                       ***
15692857                             SUSPENSION ASM-F                       ***
15692858                             SUSPENSION ASM-F                       ***
15692860                             SUSPENSION ASM-F                       ***
15692861                             SUSPENSION ASM-F                       ***
15692862                             SUSPENSION ASM-F                       ***
15692863                             SUSPENSION ASM-F                       ***
15692864                             SUSPENSION ASM-F                       ***
15692865                             SUSPENSION ASM-F                       ***
15692868                             SUSPENSION ASM-F                       ***
15692869                             SUSPENSION ASM-F                       ***
15692870                             SUSPENSION ASM-F                       ***
15692871                             SUSPENSION ASM-F                       ***
15692872                             SUSPENSION ASM-F                       ***
15692873                             SUSPENSION ASM-F                       ***
15692874                             SUSPENSION ASM-F                       ***
15692875                             SUSPENSION ASM-F                       ***
15693108                             SUSPENSION ASM-F                       ***
15693109                             SUSPENSION ASM-F                       ***
15693110                             SUSPENSION ASM-F                       ***
15699900                             SUSPENSION ASM-F                       ***
15699901                             SUSPENSION ASM-F                       ***
15699902                             SUSPENSION ASM-F                       ***
15699903                             SUSPENSION ASM-F                       ***
15699904                             SUSPENSION ASM-F                       ***
15699906                             SUSPENSION ASM-F                       ***
15699907                             SUSPENSION ASM-F                       ***
15699908                             SUSPENSION ASM-F                       ***
15699909                             SUSPENSION ASM-F                       ***
15699911                             SUSPENSION ASM-F                       ***

                                 AMERICAN AXLE

                                      AXLES


PART NO.                             DESCRIPTION                     PIECE PRICE
--------                             -----------                     -----------
15699914                             SUSPENSION ASM-F                       ***
15699915                             SUSPENSION ASM-F                       ***
15699916                             SUSPENSION ASM-F                       ***
15699917                             SUSPENSION ASM-F                       ***
15699918                             SUSPENSION ASM-F                       ***
15699919                             SUSPENSION ASM-F                       ***
15699920                             SUSPENSION ASM-F                       ***
15699969                             SUSPENSION ASM-F                       ***
15972492                             SUSPENSION ASM-F                       ***
15972493                             SUSPENSION ASM-F                       ***
15984896                             SUSPENSION ASM-F                       ***
15984897                             SUSPENSION ASM-F                       ***
15984898                             SUSPENSION ASM-F                       ***
15984899                             SUSPENSION ASM-F                       ***
15984900                             SUSPENSION ASM-F                       ***
15984901                             SUSPENSION ASM-F                       ***
15984902                             SUSPENSION ASM-F                       ***
15984903                             SUSPENSION ASM-F                       ***
15984904                             SUSPENSION ASM-F                       ***
15984905                             SUSPENSION ASM-F                       ***
15984906                             SUSPENSION ASM-F                       ***
15984907                             SUSPENSION ASM-F                       ***
15984908                             SUSPENSION ASM-F                       ***
15984909                             SUSPENSION ASM-F                       ***
15988026                             SUSPENSION ASM-F                       ***
15988027                             SUSPENSION ASM-F                       ***
15988028                             SUSPENSION ASM-F                       ***
15988029                             SUSPENSION ASM-F                       ***
26017493                             AXLE ASM-RR                            ***
26017494                             AXLE ASM-RR                            ***
26017495                             AXLE ASM-RR                            ***
26017497                             AXLE ASM-RR                            ***
26017498                             AXLE ASM-RR                            ***
26017499                             AXLE ASM-RR                            ***
26017597                             AXLE ASM-RR                            ***
26017600                             AXLE ASM-RR                            ***
26017603                             AXLE ASM-RR                            ***
26017604                             AXLE ASM-RR                            ***
26017605                             AXLE ASM-RR                            ***
26017606                             AXLE ASM-RR                            ***
26017607                             AXLE ASM-RR                            ***

                                  AMERICAN AXLE

                                      AXLES


PART NO.                             DESCRIPTION                     PIECE PRICE
--------                             -----------                     -----------

26017608                             AXLE ASM-RR                            ***
26018558                             AXLE ASM-RR                            ***
26018561                             AXLE ASM-RR                            ***
26018643                             AXLE ASM-RR                            ***
26018644                             AXLE ASM-RR                            ***
26018645                             AXLE ASM-RR                            ***
26018646                             AXLE ASM-RR                            ***
26021793                             AXLE ASM-RR                            ***
26021794                             AXLE ASM-RR                            ***
26021795                             AXLE ASM-RR                            ***
26021796                             AXLE ASM-RR                            ***
26021797                             AXLE ASM-RR                            ***
26021798                             AXLE ASM-RR                            ***
26021799                             AXLE ASM-RR                            ***
26021800                             AXLE ASM-RR                            ***
26021801                             AXLE ASM-RR                            ***
26021802                             AXLE ASM-RR                            ***
26021803                             AXLE ASM-RR                            ***
26021804                             AXLE ASM-RR                            ***
26021805                             AXLE ASM-RR                            ***
26021806                             AXLE ASM-RR                            ***
26021807                             AXLE ASM-RR                            ***
26021808                             AXLE ASM-RR                            ***
26021810                             AXLE ASM-RR                            ***
26021811                             AXLE ASM-RR                            ***
26021812                             AXLE ASM-RR                            ***
26021813                             AXLE ASM-RR                            ***
26021814                             AXLE ASM-RR                            ***
26021815                             AXLE ASM-RR                            ***
26021816                             AXLE ASM-RR                            ***
26021817                             AXLE ASM-RR                            ***
26021818                             AXLE ASM-RR                            ***
26021819                             AXLE ASM-RR                            ***
26021820                             AXLE ASM-RR                            ***
26021821                             AXLE ASM-RR                            ***
26022348                             AXLE ASM-RR                            ***
26025141                             AXLE ASM-RR                            ***
26025142                             AXLE ASM-RR                            ***
26025143                             AXLE ASM-RR                            ***
26025144                             AXLE ASM-RR                            ***
26025145                             AXLE ASM-RR                            ***

                                  AMERICAN AXLE

                                      AXLES


PART NO.                             DESCRIPTION                     PIECE PRICE
--------                             -----------                     -----------
26025146                             AXLE ASM-RR                            ***
26025147                             AXLE ASM-RR                            ***
26025148                             AXLE ASM-RR                            ***
26028333                             AXLE ASM-RR                            ***
26028334                             AXLE ASM-RR                            ***
26028335                             AXLE ASM-RR                            ***
26028336                             AXLE ASM-RR                            ***
26028337                             AXLE ASM-RR                            ***
26028338                             AXLE ASM-RR                            ***
26028339                             AXLE ASM-RR                            ***
26028340                             AXLE ASM-RR                            ***
26028341                             AXLE ASM-RR                            ***
26028342                             AXLE ASM-RR                            ***
26028343                             AXLE ASM-RR                            ***
26028344                             AXLE ASM-RR                            ***
26028978                             AXLE ASM-RR                            ***
26028979                             AXLE ASM-RR                            ***
26028980                             AXLE ASM-RR                            ***
26028981                             AXLE ASM-RR                            ***
26029549                             AXLE ASM-RR                            ***
26029552                             AXLE ASM-RR                            ***
26029554                             AXLE ASM-RR                            ***
26029555                             AXLE ASM-RR                            ***
26029556                             AXLE ASM-RR                            ***
26029557                             AXLE ASM-RR                            ***
26029558                             AXLE ASM-RR                            ***
26029559                             AXLE ASM-RR                            ***
26029560                             AXLE ASM-RR                            ***
26029561                             AXLE ASM-RR                            ***
26029562                             AXLE ASM-RR                            ***
26029563                             AXLE ASM-RR                            ***
26029564                             AXLE ASM-RR                            ***
26029565                             AXLE ASM-RR                            ***
26029566                             AXLE ASM-RR                            ***
26029567                             AXLE ASM-RR                            ***
26029568                             AXLE ASM-RR                            ***
26029569                             AXLE ASM-RR                            ***
26029570                             AXLE ASM-RR                            ***
26029571                             AXLE ASM-RR                            ***

26029573                             AXLE ASM-RR                            ***
26029574                             AXLE ASM-RR                            ***

                                  AMERICAN AXLE

                                      AXLES

PART NO.                             DESCRIPTION                     PIECE PRICE
--------                             -----------                     -----------

26029575                             AXLE ASM-RR                            ***
26029576                             AXLE ASM-RR                            ***
26029578                             AXLE ASM-RR                            ***
26029579                             AXLE ASM-RR                            ***
26029580                             AXLE ASM-RR                            ***
26029581                             AXLE ASM-RR                            ***
26029582                             AXLE ASM-RR                            ***
26029583                             AXLE ASM-RR                            ***
26029584                             AXLE ASM-RR                            ***
26029585                             AXLE ASM-RR                            ***
26029586                             AXLE ASM-RR                            ***
26029587                             AXLE ASM-RR                            ***
26029588                             AXLE ASM-RR                            ***
26029589                             AXLE ASM-RR                            ***
26029590                             AXLE ASM-RR                            ***
26029591                             AXLE ASM-RR                            ***
26029592                             AXLE ASM-RR                            ***
26029593                             AXLE ASM-RR                            ***
26029594                             AXLE ASM-RR                            ***
26029595                             AXLE ASM-RR                            ***
26029597                             AXLE ASM-RR                            ***
26029598                             AXLE ASM-RR                            ***
26029599                             AXLE ASM-RR                            ***
26029600                             AXLE ASM-RR                            ***
26029601                             AXLE ASM-RR                            ***
26029602                             AXLE ASM-RR                            ***
26029604                             AXLE ASM-RR                            ***
26029605                             AXLE ASM-RR                            ***
26029606                             AXLE ASM-RR                            ***
26029607                             AXLE ASM-RR                            ***
26029608                             AXLE ASM-RR                            ***
26029609                             AXLE ASM-RR                            ***
26029638                             AXLE ASM-RR                            ***
26029639                             AXLE ASM-RR                            ***
26029640                             AXLE ASM-RR                            ***

26029641                             AXLE ASM-RR                            ***
26029666                             AXLE ASM-RR                            ***
26029668                             AXLE ASM-RR                            ***
26029669                             AXLE ASM-RR                            ***
26029670                             AXLE ASM-RR                            ***
26029671                             AXLE ASM-RR                            ***

                                  AMERICAN AXLE

                                      AXLES

PART NO.                             DESCRIPTION                     PIECE PRICE
--------                             -----------                     -----------
26029672                             AXLE ASM-RR                            ***
26029673                             AXLE ASM-RR                            ***
26029674                             AXLE ASM-RR                            ***
26029675                             AXLE ASM-RR                            ***
26029676                             AXLE ASM-RR                            ***
26029677                             AXLE ASM-RR                            ***
26029678                             AXLE ASM-RR                            ***
26029679                             AXLE ASM-RR                            ***
26029680                             AXLE ASM-RR                            ***
26029681                             AXLE ASM-RR                            ***
26029682                             AXLE ASM-RR                            ***
26029683                             AXLE ASM-RR                            ***
26029686                             AXLE ASM-RR                            ***
26029687                             AXLE ASM-RR                            ***
26029688                             AXLE ASM-RR                            ***
26029690                             AXLE ASM-RR                            ***
26029691                             AXLE ASM-RR                            ***
26029692                             AXLE ASM-RR                            ***
26029693                             AXLE ASM-RR                            ***
26029694                             AXLE ASM-RR                            ***
26029695                             AXLE ASM-RR                            ***
26029696                             AXLE ASM-RR                            ***
26029697                             AXLE ASM-RR                            ***
26029699                             AXLE ASM-RR                            ***
26029700                             AXLE ASM-RR                            ***
26029701                             AXLE ASM-RR                            ***
26029702                             AXLE ASM-RR                            ***
26029703                             AXLE ASM-RR                            ***
26029704                             AXLE ASM-RR                            ***
26029706                             AXLE ASM-RR                            ***
26029707                             AXLE ASM-RR                            ***
26029708                             AXLE ASM-RR                            ***

26029709                             AXLE ASM-RR                            ***
26029710                             AXLE ASM-RR                            ***
26029711                             AXLE ASM-RR                            ***
26029713                             AXLE ASM-RR                            ***
26029714                             AXLE ASM-RR                            ***
26029715                             AXLE ASM-RR                            ***
26029716                             AXLE ASM-RR                            ***
26029717                             AXLE ASM-RR                            ***
26029718                             AXLE ASM-RR                            ***

                                  AMERICAN AXLE

                                      AXLES

PART NO.                             DESCRIPTION                     PIECE PRICE
--------                             -----------                     -----------

26029719                             AXLE ASM-RR                            ***
26029720                             AXLE ASM-RR                            ***
26029735                             AXLE ASM-RR                            ***
26029738                             AXLE ASM-RR                            ***
26029739                             AXLE ASM-RR                            ***
26029741                             AXLE ASM-RR                            ***
26029743                             AXLE ASM-RR                            ***
26029744                             AXLE ASM-RR                            ***
26029745                             AXLE ASM-RR                            ***
26029746                             AXLE ASM-RR                            ***
26029747                             AXLE ASM-RR                            ***
26029748                             AXLE ASM-RR                            ***
26029749                             AXLE ASM-RR                            ***
26029750                             AXLE ASM-RR                            ***
26029858                             AXLE ASM-RR                            ***
26029859                             AXLE ASM-RR                            ***
26029860                             AXLE ASM-RR                            ***
26029862                             AXLE ASM-RR                            ***
26029863                             AXLE ASM-RR                            ***
26029864                             AXLE ASM-RR                            ***
26029869                             AXLE ASM-RR                            ***
26029870                             AXLE ASM-RR                            ***
26029871                             AXLE ASM-RR                            ***
26029872                             AXLE ASM-RR                            ***
26029879                             AXLE ASM-RR                            ***
26029880                             AXLE ASM-RR                            ***
26029881                             AXLE ASM-RR                            ***

25029882                             AXLE ASM-RR                            ***
26029883                             AXLE ASM-RR                            ***
26029884                             AXLE ASM-RR                            ***
26029889                             AXLE ASM-RR                            ***
26029890                             AXLE ASM-RR                            ***
26029891                             AXLE ASM-RR                            ***
26029892                             AXLE ASM-RR                            ***
26029900                             AXLE ASM-RR                            ***
26029901                             AXLE ASM-RR                            ***
26029902                             AXLE ASM-RR                            ***

                                  AMERICAN AXLE

                                      AXLES

PART NO.                             DESCRIPTION                     PIECE PRICE
--------                             -----------                     -----------

26029903                             AXLE ASM-RR                            ***
26029904                             AXLE ASM-RR                            ***
26029905                             AXLE ASM-RR                            ***
26029954                             AXLE ASM-RR                            ***
26029956                             AXLE ASM-RR                            ***
26029964                             AXLE ASM-RR                            ***
26029965                             AXLE ASM-RR                            ***
26029966                             AXLE ASM-RR                            ***
26029967                             AXLE ASM-RR                            ***
26029968                             AXLE ASM-RR                            ***
26029969                             AXLE ASM-RR                            ***
26029970                             AXLE ASM-RR                            ***
26029971                             AXLE ASM-RR                            ***
26029972                             AXLE ASM-RR                            ***
26029973                             AXLE ASM-RR                            ***
26029974                             AXLE ASM-RR                            ***
26029975                             AXLE ASM-RR                            ***
26030052                             AXLE ASM-RR                            ***
26030053                             AXLE ASM-RR                            ***
26030054                             AXLE ASM-RR                            ***
26030734                             AXLE ASM-RR                            ***
26030735                             AXLE ASM-RR                            ***
26030736                             AXLE ASM-RR                            ***
26030737                             AXLE ASM-RR                            ***
26030738                             AXLE ASM-RR                            ***
26030739                             AXLE ASM-RR                            ***
26030740                             AXLE ASM-RR                            ***

26030741                             AXLE ASM-RR                            ***
26031725                             AXLE ASM-RR                            ***
26031842                             AXLE ASM-RR                            ***
26031843                             AXLE ASM-RR                            ***
26031844                             AXLE ASM-RR                            ***
26031846                             AXLE ASM-RR                            ***
26031847                             AXLE ASM-RR                            ***
26031848                             AXLE ASM-RR                            ***
26031849                             AXLE ASM-RR                            ***
26031851                             AXLE ASM-RR                            ***
26031852                             AXLE ASM-RR                            ***

                                  AMERICAN AXLE

                                      AXLES

PART NO.                             DESCRIPTION                     PIECE PRICE
--------                             -----------                     -----------
26031853                             AXLE ASM-RR                            ***
26031855                             AXLE ASM-RR                            ***
26031856                             AXLE ASM-RR                            ***
26031858                             AXLE ASM-RR                            ***
26031859                             AXLE ASM-RR                            ***
26031860                             AXLE ASM-RR                            ***
26031861                             AXLE ASM-RR                            ***
26031863                             AXLE ASM-RR                            ***
26031864                             AXLE ASM-RR                            ***
36031865                             AXLE ASM-RR                            ***
26031866                             AXLE ASM-RR                            ***
26032437                             AXLE ASM-RR                            ***
26032438                             AXLE ASM-RR                            ***
26032439                             AXLE ASM-RR                            ***
26032440                             AXLE ASM-RR                            ***
26032441                             AXLE ASM-RR                            ***
26032442                             AXLE ASM-RR                            ***
26034162                             AXLE ASM-RR                            ***
26034163                             AXLE ASM-RR                            ***
26034164                             AXLE ASM-RR                            ***
26034165                             AXLE ASM-RR                            ***
26034166                             AXLE ASM-RR                            ***
26034167                             AXLE ASM-RR                            ***
26034168                             AXLE ASM-RR                            ***
26034169                             AXLE ASM-RR                            ***
26034170                             AXLE ASM-RR                            ***
26034171                             AXLE ASM-RR                            ***

26034172                             AXLE ASM-RR                            ***
26034173                             AXLE ASM-RR                            ***
26034174                             AXLE ASM-RR                            ***
26034175                             AXLE ASM-RR                            ***
26034176                             AXLE ASM-RR                            ***
26034177                             AXLE ASM-RR                            ***
26034178                             AXLE ASM-RR                            ***
26034179                             AXLE ASM-RR                            ***
26034180                             AXLE ASM-RR                            ***

                                  AMERICAN AXLE

                                      AXLES


PART NO.                             DESCRIPTION                     PIECE PRICE
--------                             -----------                     -----------

26034181                             AXLE ASM-RR                            ***
26034589                             AXLE ASM-RR                            ***
26034590                             AXLE ASM-RR                            ***
26034666                             AXLE ASM-RR                            ***
26035245                             AXLE ASM-RR                            ***
26035246                             AXLE ASM-RR                            ***
26035247                             AXLE ASM-RR                            ***
26035248                             AXLE ASM-RR                            ***
26035338                             AXLE ASM-RR                            ***
26035389                             AXLE ASM-RR                            ***
26035390                             AXLE ASM-RR                            ***
26035391                             AXLE ASM-RR                            ***
26036553                             AXLE ASM-RR                            ***
26036554                             AXLE ASM-RR                            ***
26036556                             AXLE ASM-RR                            ***
26036557                             AXLE ASM-RR                            ***
26036558                             AXLE ASM-RR                            ***
26036559                             AXLE ASM-RR                            ***
26036560                             AXLE ASM-RR                            ***
26036882                             AXLE ASM-RR                            ***
26036883                             AXLE ASM-RR                            ***
26036884                             AXLE ASM-RR                            ***
26036885                             AXLE ASM-RR                            ***
26036886                             AXLE ASM-RR                            ***
26036887                             AXLE ASM-RR                            ***
26036888                             AXLE ASM-RR                            ***
26036889                             AXLE ASM-RR                            ***

26036890                             AXLE ASM-RR                            ***
26036891                             AXLE ASM-RR                            ***
26036892                             AXLE ASM-RR                            ***
26036895                             AXLE ASM-RR                            ***
26036898                             AXLE ASM-RR                            ***
26036899                             AXLE ASM-RR                            ***
26036900                             AXLE ASM-RR                            ***
26036901                             AXLE ASM-RR                            ***
26036902                             AXLE ASM-RR                            ***

                                  AMERICAN AXLE

                                      AXLES

PART NO.                             DESCRIPTION                     PIECE PRICE
--------                             -----------                     -----------

26036903                             AXLE ASM-RR                            ***
26036904                             AXLE ASM-RR                            ***
26036905                             AXLE ASM-RR                            ***
26036906                             AXLE ASM-RR                            ***
26036907                             AXLE ASM-RR                            ***
26036908                             AXLE ASM-RR                            ***
26036909                             AXLE ASM-RR                            ***
26036910                             AXLE ASM-RR                            ***
26030911                             AXLE ASM-RR                            ***
26038027                             AXLE ASM-RR                            ***
26038028                             AXLE ASM-RR                            ***
26038879                             AXLE ASM-RR                            ***
26038880                             AXLE ASM-RR                            ***
26039823                             AXLE ASM-RR                            ***
26039824                             AXLE ASM-RR                            ***
26034825                             AXLE ASM-RR                            ***
26041583                             AXLE ASM-RR                            ***
26041584                             AXLE ASM-RR                            ***
26043544                             AXLE ASM-RR                            ***
26043545                             AXLE ASM-RR                            ***
26043546                             AXLE ASM-RR                            ***
96043547                             AXLE ASM-RR                            ***
26043548                             AXLE ASM-RR                            ***
26045287                             AXLE ASM-RR                            ***
26039667                             AXLE ASM-RR                            ***
26039671                             AXLE ASM-RR                            ***
26039673                             AXLE ASM-RR                            ***
26039674                             AXLE ASM-RR                            ***

26039675                             AXLE ASM-RR                            ***
26039676                             AXLE ASM-RR                            ***
26039679                             AXLE ASM-RR                            ***
26039680                             AXLE ASM-RR                            ***
26039683                             AXLE ASM-RR                            ***
26039684                             AXLE ASM-RR                            ***
96039685                             AXLE ASM-RR                            ***
26039686                             AXLE ASM-RR                            ***

                                  AMERICAN AXLE

                                      AXLES

PART NO.                             DESCRIPTION                     PIECE PRICE
--------                             -----------                     -----------

26039689                             AXLE ASM-RR                            ***
26039691                             AXLE ASM-RR                            ***
26039692                             AXLE ASM-RR                            ***
26039693                             AXLE ASM-RR                            ***
26039694                             AXLE ASM-RR                            ***
26039697                             AXLE ASM-RR                            ***
26039699                             AXLE ASM-RR                            ***
26039700                             AXLE ASM-RR                            ***
26039701                             AXLE ASM-RR                            ***
26039702                             AXLE ASM-RR                            ***
26041695                             AXLE ASM-RR                            ***
26041696                             AXLE ASM-RR                            ***
26041697                             AXLE ASM-RR                            ***
26042346                             AXLE ASM-RR                            ***
26042349                             AXLE ASM-RR                            ***
26042350                             AXLE ASM-RR                            ***

                                  AMERICAN AXLE

                                DETROIT ASSEMBLY


                                      AXLES

PART NO.                             DESCRIPTION                     PIECE PRICE
--------                             -----------                     -----------

26021917                             AXLE ASM-RR                             ***

26021918                             AXLE ASM-RR                             ***

26021919                             AXLE ASM-RR                             ***

26021920                             AXLE ASM-RR                             ***

26021921                             AXLE ASM-RR                             ***

26021923                             AXLE ASM-RR                             ***

26021924                             AXLE ASM-RR                             ***

26021925                             AXLE ASM-RR                             ***

26021926                             AXLE ASM-RR                             ***

26021927                             AXLE ASM-RR                             ***

26021929                             AXLE ASM-RR                             ***

26021930                             AXLE ASM-RR                             ***

26021931                             AXLE ASM-RR                             ***

26021932                             AXLE ASM-RR                             ***

26035017                             AXLE ASM-RR                             ***

26035018                             AXLE ASM-RR                             ***

26035019                             AXLE ASM-RR                             ***

26035020                             AXLE ASM-RR                             ***

26035021                             AXLE ASM-RR                             ***

                                   EXHIBIT B

                                  Service Parts
                                 Supply Schedule

                          PURCHASING PARTS ON CONTRACT



VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07824          GM28660

PART           DESC           LY        DECK       12MOSLS       SETUP         AMEND         U/B    COST        COST EXT       B/C
----           ----           --        ----       -------       -----         -----         ---    ----        --------       ---

00231075       PINION         89        217          320           3120        AM19107        C       ***           ***         17

00326879       SHIELD         93        217          70                                       C       ***           ***         18

00327721       RING &         89        217          1163          0                          B       ***           ***         17

00327723       HYPOID         89        217          0                                        B       ***           ***         17

00329396       PLATE A        86        217          39                                       B       ***           ***         18

00331409       PLATE          87        217          285                                      B       ***           ***         18

00331410       PLATE A        87        217          264                                      B       ***           ***         18


00331470       SHIELD         94        217          67                                       B       ***           ***         18

00334303       LEVER          88        217          84                                       B       ***           ***         18

00334304       SHF            88        217          93                                       B       ***           ***         18

00335674       SPL SHI        94        217          130                                      B       ***           ***         19

00341185       BRACKET        93        217          105                                      B       ***           ***         19

00341186       BRACKET        94        217          110                                      B       ***           ***         19

00341191       BRACKET        91        217          35                                       B       ***           ***         19

00341192       BRACKET        91        217          39                                       B       ***           ***         19


                          PURCHASING PARTS ON CONTRACT


00341192       BRACKET        91        217          39                                       B       ***           ***         19

00343494       C/MBR          93        217          330                                      B       ***           ***         23

00352982       PKG            94        130          3593          0           AM80723        T       ***           ***         18

00355044       CROSS M        94        217          0             0                          B       ***           ***         23

00355047       BRACKET        94        217          26                                       B       ***           ***         19

00355048       BRACKET        94        271          28                                       B       ***           ***         19

00357845       PKG            95        217          1143                      AM88413        T       ***           ***         18

00357846       PKG            94        217          1261                      AM88413        T       ***           ***         18

00371527       CABLE          83        217          8933          78          AM32653        B       ***           ***         18

00471870       PKG            88        217          52            7022        AM80723        T       ***           ***         17

00471879       PKG            81        217          169           14461       AM80723        T       ***           ***         17

01244646       PKG            95        217          7210                      AM88413        T       ***           ***         18


01258707       RING&PI        87        217          14            0           AM80723        T       ***           ***         17

01259649       DRUM AS        93        217          6723                      AM80723        T       ***           ***         18

03663696       PKG            94        217          2441                                     U       ***           ***         17


                          PURCHASING PARTS ON CONTRACT


03663696       PKG            94        217          2441                                     U       ***           ***         17

03846078       PKG            81        217          1887          9917        AM80723        T       ***           ***         17

03880140       PINION         81        130          3882          6136                       B       ***           ***         17

03883310       PKG            70        217          270           0           AM80723        T       ***           ***         18

03907837       PKG            94        217          1750          0           AM80723        T       ***           ***         19

03907838       PKG            94        217          1532          0           AM80723        T       ***           ***         17

03961419       PKG            79        217          65            13012       AM80723        T       ***           ***         17

03961420       PKG            79        217          98            13095       AM80723        T       ***           ***         17

03961431       RING AN        77        217          37            8560        AM56064        U       ***           ***         17

03977344       GEAR           95        217          4517          0           AM80723        T       ***           ***         17

03977383       SHAFT          95        217          660                       AM80723        T       ***           ***         17

03977384       SHAFT          94        217          533           0           AM80723        T       ***           ***         17

03977397       PKG            94        217          552           0           AM80723        T       ***           ***         18

03984855       PKG            89        217          534           1000        AM88413        T       ***           ***         18

03988515       RING &         92        217          541           0           AM80723        T       ***           ***         17


                          PURCHASING PARTS ON CONTRACT


03988515       RING &         92        217          341           0           AM80723        T       ***           ***         17

03988524       PKG            91        217          2391                      AM80723        T       ***           ***         17

03993448       PINION         95        130          9151          0           AM47968        C       ***           ***         17

06258336       PKG            95        217          1109          0           AM80723        T       ***           ***         17

06258340       PKG            95        217          351           0           AM80723        T       ***           ***         17

06260588       PKG            94        217          880           0           AM80723        T       ***           ***         18

06260829       PKG            80        217          319           6391        AM80723        T       ***           ***         18

06260830       DRUM           89        217          124                       AM80723        T       ***           ***         18

06270977       GEAR           91        217          1130          0                          B       ***           ***         17

07828414       FLANGE         89        217          5000          0                          B       ***           ***         17

14004181       CLMBR          94        217          7                                        B       ***           ***         23

14007605       ARM ASM        91        217          848                                      B       ***           ***         19

14007606       ARM ASM        91        217          779                                      B       ***           ***         19

14012539       KNUCKLE        89        217          510                                      B       ***           ***         19

14012540       KNUCKLE        89        217          470                                      B       ***           ***         19


                          PURCHASING PARTS ON CONTRACT



14012540       KNUCKLE        89        217          470                                      B       ***           ***         19

14012695       CASE           89        217          1941                                     B       ***           ***         17

14012696       PKG            89        217          9703                                     B       ***           ***         17

14012698       PKG            95        130          12033         0           AM80723        T       ***           ***         17

14012704       GEAR &         95        217          151                       AM88413        T       ***           ***         17

14012759       DRUM BR        89        217          74                                       B       ***           ***         18

14020936       BRK DRU        83        217          14            4856                       B       ***           ***         18

14022236       PKG            87        217          170           0           AM80723        T       ***           ***         17

14022237       PKG            81        217          125           12354       AM80723        T       ***           ***         17

14024520       CR/MBR         81        217          40            14502       AM80723        T       ***           ***         23

14026581       ARM ASM        91        217          4353                                     B       ***           ***         19

14026582       ARM ASM        94        217          4872                                     B       ***           ***         19

14026587       ARM ASM        94        217          905                                      B       ***           ***         19

14026588       ARM ASM        94        217          1081                                     B       ***           ***         19

14026591       ARM ASM        94        217          313                                      B       ***           ***         19


                          PURCHASING PARTS ON CONTRACT


14026591       ARM ASM        94        217          313                                      B       ***           ***         19

14026592       ARM ASM        94        217          277                                      B       ***           ***         19

14026593       ARM ASM        94        217          206                                      B       ***           ***         19

14026594       ARM ASM        94        217          213                                      B       ***           ***         19

14026595       ARM ASM        83        217          94                                       B       ***           ***         19


14026596       ARM ASM        83        217          74                                       B       ***           ***         19

14026597       ARM ASM        94        217          121                                      B       ***           ***         19

14026598       ARM ASM        94        217          139                                      B       ***           ***         19

14030434       CASE           87        217          15            0           AM80723        T       ***           ***         17

14030435       PKG            89        217          58            0           AM80723        T       ***           ***         17

14033568       PKG            90        217          106                       AM80723        T       ***           ***         17

14034565       CABLE A        83        217          623           78          AM32653        B       ***           ***         18

14034946       PKG            95        217          32            0           AM80723        T       ***           ***         17

14035395       PKG            95        217          1979          0           AM80723        T       ***           ***         17

14035542       PKG            88        217          2972          3919        AM80723        T       ***           ***         17


                          PURCHASING PARTS ON CONTRACT


14035542       PKG            88        217          2972          3919        AM80723        T       ***           ***         17

14038001       PKG            93        217          120           0           AM80723        T       ***           ***         17

14038893       CABLE          83        217          96                                       B       ***           ***         18

14038894       CABLE          83        217          111                                      B       ***           ***         18

14039547       PKG            88        217          6118          601         AM80723        T       ***           ***         17

14039581       GEAR           87        217          104                       AM91950        B       ***           ***         17

14039582       FLANGE         95        217          156                       AM80723        T       ***           ***         17

14039596       PKG            95        217          604           0           AM80723        T       ***           ***         17

14041986       SHFT AS        95        217          913                                      B       ***           ***         17

14041991       SHAFT A        91        217          2711                                     B       ***           ***         17


14041997       PKG            95        217          2432                      AM80723        T       ***           ***         17

14042628       DIFF CS        95        217          77                                       B       ***           ***         17

14042690       PKG            88        217          2972          600         AM80723        T       ***           ***         17

14046959       FLANGE         87        217          576                                      B       ***           ***         17

14050301       DRUM BR        89        217          42                                       B       ***           ***         18


                          PURCHASING PARTS ON CONTRACT


14050301       DRUM BR        89        217          42                                       B       ***           ***         18

14050302       PKG            95        217          2109                      AM99822        U       ***           ***         18

14051219       BRKT           94        217          20                                       B       ***           ***         19

14051220       BRKT           94        217          21                                       B       ***           ***         19

14054919       COVER A        95        217          930                                      C       ***           ***         17

14054937       SHIELD         92        217          169           0                          B       ***           ***         18

14054938       SHIELD         92        217          122           0                          B       ***           ***         18

14055901       DIFF PI        87        217          129                                      B       ***           ***         17

14055902       SIDE GE        87        217          53                                       B       ***           ***         17

14066879       ARM ASM        89        217          70                                       B       ***           ***         19

14066880       ARM ASM        89        217          49                                       B       ***           ***         19

14067139       ARM ASM        94        217          50                                       B       ***           ***         19

14067140       ARM ASM        94        217          42                        AM66512        B       ***           ***         19

14067480       PKG            93        217          98                        AM80723        T       ***           ***         17

14068965       WLDG BR        89        217          33                                       B       ***           ***         18



                          PURCHASING PARTS ON CONTRACT


14068965       WLDG BR        89        217          33                                       B       ***           ***         18

14068966       WLDG AS        89        217          34                                       B       ***           ***         18

14070253       CARRIER        83        217          0             0           AM80723        T       ***           ***         17

14070351       PKG            89        217          1694                      AM80723        T       ***           ***         18

14071743       PKG            90        217          87                        AM80723        T       ***           ***         17

14072919       SPINDLE        84        217          4             1350                       B       ***           ***         19

14079327       DIFF CA        90        217          16                        AM99822        B       ***           ***         17

14079328       DIFF CA        90        217          38                        AM80723        T       ***           ***         17

14079332       DIFF CA        87        217          26            1106                       B       ***           ***         17

14086864       SHAFT R        89        217          7                         AM80723        T       ***           ***         17

15521887       PKG            94        217          367           0                          U       ***           ***         17

15521892       PKG            88        217          493           602         AM80723        T       ***           ***         17

15521907       PKG            94        217          315           0           AM80723        T       ***           ***         17

15521928       PKG            95        217          345                       AM80723        T       ***           ***         17

15521970       PKG            95        217          1833                                     U       ***           ***         17


                          PURCHASING PARTS ON CONTRACT



15521970       PKG            95        217          1833                                     U       ***           ***         17

15522066       SHAFT          88        217          478           600                        U       ***           ***         17

15522068       REAR AX        95        217          248                                      B       ***           ***         17

15522070       SHAFT          95        217          707                                      C       ***           ***         17

15522176       MEMBER         94        217          18                                       B       ***           ***         23

15551438       GEAR &         89        217          12            0                          B       ***           ***         17

15572988       PKG            94        217          949                       AM80723        T       ***           ***         17

15573202       PKG            94        217          436                       AM80723        T       ***           ***         17

15581539       PKG            95        217          236           0           AM80723        T       ***           ***         17

15581540       PKG            95        217          72            0           AM80723        T       ***           ***         17

15581541       PKG            95        217          28            0           AM80723        T       ***           ***         17

15581542       GEAR UN        95        217          40                                       B       ***           ***         17

15581546       GEAR UN        95        383          384                                      B       ***           ***         17

15581547       PKG            95        217          297           0           AM80723        T       ***           ***         17

15581548       GEAR UN        95        217          163                                      B       ***           ***         17


                          PURCHASING PARTS ON CONTRACT


15581548       GEAR UN        95        217          163                                      B       ***           ***         17

15583114       DRUM RE        90        217          96            0                          T       ***           ***         18

15588224       PKG            94        217          2273                      AM80723        T       ***           ***         18


15588225       PKG            94        217          1482                      AM80723        T       ***           ***         18

15588321       RING PI        93        217          384                       AM80723        T       ***           ***         17

15588336       DEFLECT        94        217          150                                      B       ***           ***         17

15588355       CONNECT        94        217          847                                      B       ***           ***         17

15588366       SHAFT          94        217          860                                      B       ***           ***         17

15589588       PKG            94        217          726                       AM80723        T       ***           ***         18

15597827       MEMBER         95        217          98                                       B       ***           ***         23

15597839       MEMBER         94        217          81                                       B       ***           ***         23

15598364       MEMBER         94        217          4                                        B       ***           ***         23

15598369       ARM ASM        89        217          60                                       B       ***           ***         19

15598370       ARM ASM        89        217          58                                       B       ***           ***         19

15599301       ARM ASM        89        217          304                                      B       ***           ***         19


                          PURCHASING PARTS ON CONTRACT


15599301       ARM ASM        89        217          304                                      B       ***           ***         19

15599302       ARM ASM        89        217          406                                      B       ***           ***         19

15599355       LOWER C        88        217          3                                        B       ***           ***         19

15599356       LOWER C        88        217          7                                        B       ***           ***         24

15604865       C/MBR &        94        217          0                                        B       ***           ***         23

15622341       PLATE &        91        217          16                                       B       ***           ***         18

15462342       PLATE &        91        217          29            0                          B       ***           ***         18

15622360       PKG            94        217          2759          0           AM80723        T       ***           ***         18


15622362       PKG2           91        217          2343          0           AM80723        T       ***           ***         18

15631323       STRG LO        90        217          1426          0                          B       ***           ***         19

15631324       LOWER C        90        217          1665          0                          B       ***           ***         19

15633141       ARM            92        389          1426                      AM55780        B       ***           ***         19

15633142       ARM            92        389          1665                      AM55780        B       ***           ***         19

15633399       BRAKE D        94        217          185                       AM80723        T       ***           ***         18

15635951       SERVICE        94        217          4741                                     B       ***           ***         18


                          PURCHASING PARTS ON CONTRACT


15635951       SERVICE        94        217          4741                                     B       ***           ***         18

15741564       HUB            94        217          128           0           AM80723        T       ***           ***         18

15741586       PKG            95        217          614                       AM80723        T       ***           ***         18

15649166       HUB ASM        91        217          40            0                          B       ***           ***         18

15649193       PKG            95        217          1585          0           AM88413        T       ***           ***         18

15649194       PKG            94        217          1041          0           AM88413        T       ***           ***         18

15650041       PKG            94        217          71                        AM88413        T       ***           ***         18

15674407       STAB           94        217          169                       AM66898        B       ***           ***         18

15674441       HUB AND        94        217          96            0           AM77858        B       ***           ***         18

15677039       HUB AND        94        217          96            0           AM49331        U       ***           ***         18

15677155       LOWER C        93        217          567           0           AM59191        B       ***           ***         19

15677156       ARM            93        217          1072          0           AM59361        B       ***           ***         19

15677157       ARM            93        217          6983          0           AM59361        B       ***           ***         19


15677158       ARM            93        217          5611          0           AM59191        B       ***           ***         19

15677159       CONTROL        93        127          581           0           AM43905        B       ***           ***         19


                          PURCHASING PARTS ON CONTRACT


15677159       CONTROL        93        127          581           0           AM43905        B       ***           ***         19

15677160       ARM            94        217          418                       AM57747        B       ***           ***         19

15677666       PROP SH        93                     35            0           AM59361        U       ***           ***         17

15680320       BRKT           94        217          11                        AM57748        B       ***           ***         19

15692903       STAB           95        217          501                       AM57747        B       ***           ***         20

15693301       ARM            94        217          29                        AM75148        B       ***           ***         19

15693302       ARM            94        217          20            0           AM75148        B       ***           ***         19

15693303       ARM            93        217          127                       AM57747        B       ***           ***         19

15693462       DRUM           94        217          104                       AM57747        B       ***           ***         18

15693465       DRUM           94        217          153                       AM99410        B       ***           ***         18

15693466       DRUM           94        217          258                       AM57747        B       ***           ***         18

15693468       PKG            94        217          406                       AM88413        T       ***           ***         18

15693470       SHF            93        217          5             0           AM90789        B       ***           ***         18

15693798       AXLE           00                     0             0           AM96157        B       ***           ***         17

15697719       SHAFT          95        217          0             0           AM99325        C       ***           ***         20


                          PURCHASING PARTS ON CONTRACT


15697719       SHAFT          95        217          0             0           AM99325        C       ***           ***         20

15697720       SHAFT          95        217          0             0           AM99325        C       ***           ***         20

15697723       SHAFT          95        217          0             0           AM99325        C       ***           ***         20

15958644       DRUM           94        217          74                        AM89637        T       ***           ***         18

15960224       DRUM           94        217          0             0           AM90445        B       ***           ***         18

15966269       SHF            94        217          0                         AM69010        U       ***           ***         19

15972495       SHF            94        217          175                       AM89688        B       ***           ***         19

15972496       SHF            94        217          91                        AM89688        B       ***           ***         19

15979081       ARM            94        217          0             0           AM85758        B       ***           ***         19

15979083       ARM            94        217          0             0           AM85758        B       ***           ***         19

18014969       RR FLG         89                     0                         AM85723        T       ***           ***         31

18015839       DRUM AS        93        217          9                                        B       ***           ***         18

18018001       DRUM -         94        217          27                        AM30588        B       ***           ***         18

18018346       DRUM           95        217          0             0           AM92607        B       ***           ***         31

18020612       DRUM           94        217          1218          0           AM95395        T       ***           ***         18


                          PURCHASING PARTS ON CONTRACT


18020612       DRUM           94        217          1218          0           AM95395        T       ***           ***         18

22532382       STAB AS        93        217          82            0           AM59361        U       ***           ***         20


25604384       SHFT R         95        304          0             0           AM79943        B       ***           ***         20

25606832       SHAFT A        95        304          0             0           AM79943        B       ***           ***         20

25606833       SHAFT A        95        304          0             0           AM79943        B       ***           ***         20

26003426       DIFF W/        87        217          37            1000        AM80723        T       ***           ***         17

26004931       REAR AX        91        217          0                                        B       ***           ***         17

26004932       REAR AX        91        217          0                                        B       ***           ***         17

26004933       REAR AX        91        217          0                                        B       ***           ***         17

26004934       REAR AX        91        217          0                                        B       ***           ***         17

26004935       REAR AX        91        217          0                                        B       ***           ***         17

2605741        PKG            95        217          735                       AM08723        T       ***           ***         17

26006445       DIFF W/        87        217          0             1000                       U       ***           ***         17

2606449        PKG            87        217          27                        AM08723        T       ***           ***         17

26006822       PKG            94        217          1692                      AM80723        T       ***           ***         17


                          PURCHASING PARTS ON CONTRACT


26006822       PKG            94        217          1692                      AM80723        T       ***           ***         17

26006824       PKG            94        217          1046                      AM80809        T       ***           ***         17

26006907       T-10 FR        93        217          735                       AM97429        B       ***           ***         17

26006940       AXLE AS        93        217          115                       AM78970        B       ***           ***         17

26007126       ARM ASM        90        217          9                                        B       ***           ***         17

26007140       CARRIER        90        217          1             0                          B       ***           ***         17

26007151       SHAFT          90        217          1             0                          B       ***           ***         17


26007152       SHAFT          90        217          1             0                          B       ***           ***         17

26008172       COVER K        95        217          1589                                     B       ***           ***         17

26009311       AXLE AS        91        217          0                                        U       ***           ***         17

26009314       AXLE AS        91        217          0                                        U       ***           ***         17

26009316       AXLE AS        91        217          0                                        U       ***           ***         17

36009577       PKG            95        217          54            0           AM80723        T       ***           ***         17

26009578       PKG            95        217          246           0           AM80723        T       ***           ***         17

26009712       HOUSING        89        217          118           0                          B       ***           ***         17


                          PURCHASING PARTS ON CONTRACT


26009712       HOUSING        89        217          118           0                          B       ***           ***         17

26009713       HSG ASM        89        217          345                                      B       ***           ***         17

26009714       HSG ASM        89        217          703                                      B       ***           ***         17

26009715       HOUSING        89        217          663                                      B       ***           ***         17

26009718       PKG            91        217          27                        AM80723        T       ***           ***         17

26009719       PKG            94        217          32                        AM80723        T       ***           ***         17

26009720       PKG            95        217          119                       AM62412        B       ***           ***         17

26009721       PKG            95        217          94                        AM80723        B       ***           ***         17

26009823       PKG            91        217          7                         AM80723        T       ***           ***         17

26010414       PKG            91        217          2144                      AM80723        T       ***           ***         17

26010415       PKG            91        217          1286          0           AM80723        T       ***           ***         17

26010417       DRUM           95        217          3767                      AM80723        T       ***           ***         17


26010481       PKG            95        217          15511                     AM87723        T       ***           ***         17

26010652       AXLE AS        91        217          0                                        U       ***           ***         17

26010746       PKG            95        217          50                        AM80723        T       ***           ***         17


                          PURCHASING PARTS ON CONTRACT


26010746       PKG            95        217          50                        AM80723        T       ***           ***         17

26010747       PKG            95        217          34                        AM80723        T       ***           ***         17

26010964       REAR AX        92        217          1                                        U       ***           ***         17

26011161       PKG            95        217          183                       AM80723        T       ***           ***         17

26011162       PKG            95        217          91                        AM80723        T       ***           ***         17

26011279       PKG            91        217          14            0           AM80723        T       ***           ***         17

26011280       TUBE AS        91        217          74            0           AM80723        T       ***           ***         17

26011281       PKG            94        217          60            0           AM80723        T       ***           ***         17

26011282       PKG            91        217          37            0           AM80723        T       ***           ***         17

26011283       PKG            91        217          31            0           AM80723        T       ***           ***         17

26011284       PKG            94        217          2             0           AM80723        T       ***           ***         17

26011881       HSG. SE        91        217          19                                       B       ***           ***         17

26012631       RR AXLE        95        217          16            0                          B       ***           ***         17

26012632       REAR AX        94        217          23            0           AM26402        U       ***           ***         17

26012638       PKG            95        217          217                       AM80723        T       ***           ***         17


                          PURCHASING PARTS ON CONTRACT


26012638       PKG            95        217          217                       AM80723        T       ***           ***         17

26012639       CARRIER        95        217          73                                       B       ***           ***         17

26012640       CARRIER        95        217          10                                       B       ***           ***         17

26013313       AXLE SH        94        217          4230          0           AM96605        U       ***           ***         17

26013835       FRT AXL        90        217          0                                        B       ***           ***         17

26014167       CAD LIM        90        217          0             5000                       U       ***           ***         17

26014191       PKG            95        380          151                       AM80723        T       ***           ***         17

26014224       AXLE SH        90        217          12                                       B       ***           ***         17

26014506       REAR AX        91        217          0                                        U       ***           ***         17

26014507       REAR AX        91        217          0                                        U       ***           ***         17

26014508       REAR AX        91        217          0                                        U       ***           ***         17

26014509       REAR AX        91        217          0                                        U       ***           ***         17

26014510       REAR AX        91        217          0                                        U       ***           ***         17

26014743       PKG            95        217          135                       AM80723        T       ***           ***         17

26014744       PKG            95        217          120                       AM80723        T       ***           ***         17


                          PURCHASING PARTS ON CONTRACT



26014744       PKG            95        217          120                       AM80723        T       ***           ***         17

26015037       RING &         90        217          3839                                     B       ***           ***         17

26015059       RING &         92        217          353           0           AM26402        B       ***           ***         17

26015375       CARRIER        95        217          27                                       B       ***           ***         17

26016276       RR AXLE        90        217          549                                      B       ***           ***         17

26016284       PKG            94        383          3839                      AM80723        T       ***           ***         17

26016320       GEAR SE        91        217          0                                        B       ***           ***         17

26016526       PKG            95        217          699           0           AM80723        T       ***           ***         17

26016527       PKG            95        130          1725          0           AM80723        T       ***           ***         17

26016528       PKG            95        217          1376                      AM80723        T       ***           ***         17

26016541       AXLE AS        93        217          1             0                          U       ***           ***         17

26016542       AXLE AS        93        217          0             0                          U       ***           ***         17

26016543       AXLE AS        93        217          0             0                          U       ***           ***         17

26016544       AXLE AS        93        217          0             0                          U       ***           ***         17

26016545       AXLE AS        93        217          0             0                          U       ***           ***         17


                          PURCHASING PARTS ON CONTRACT


26016545       AXLE AS        93        217          0             0                          U       ***           ***         17

26016633       AXLE AS        91        217          0                                        U       ***           ***         17

26016804       PKG            95        217          108                       AM80723        T       ***           ***         17

26016819       PKG            94        217          15            0           AM80723        T       ***           ***         17

26017243       DIFF. S        90        217          1924                                     B       ***           ***         17


26017484       PKG            95        217          2                         AM80723        T       ***           ***         17

26017493       AXLE AS        93        217          73            0                          U       ***           ***         17

26017494       AXLE AS        93        217          4             0                          U       ***           ***         17

26017495       AXLE AS        95        217          805           0           AM99083        B       ***           ***         17

26017497       AXLE AS        95        217          8             0                          U       ***           ***         17

26017498       AXLE AS        95        217          45            0                          U       ***           ***         17

26017499       AXLE AS        95        217          9             0                          U       ***           ***         17

26017597       AXLE AS        95        217          6             0                          U       ***           ***         17

26017600       AXLE AS        94        217          0             0                          U       ***           ***         17

26017603       AXLE AS        95        217          0             0                          U       ***           ***         17


                          PURCHASING PARTS ON CONTRACT


26017603       AXLE AS        95        217          0             0                          U       ***           ***         17

26017604       AXLE AS        94        217          0             0                          U       ***           ***         17

26017605       AXLE AS        95        217          1             0                          U       ***           ***         17

26017606       AXLE AS        95        217          3             0                          U       ***           ***         17

26017607       AXLE AS        95        217          10            0                          U       ***           ***         17

26017608       AXLE AS        95        217          11            0                          U       ***           ***         17

26017947       DIFF. P        90        217          1924                                     B       ***           ***         17

26017972       AXLE AS        93        217          0             0                          U       ***           ***         17

26017973       AXLE AS        93        217          0             0                          U       ***           ***         17

26017974       AXLE AS        93        217          0             0                          U       ***           ***         17


26017975       AXLE AS        93        217          0             0                          U       ***           ***         17

26017989       REAR AX        94        217          3             0           AM26402        U       ***           ***         17

26018131       PKG            94        217          601                       AM80723        T       ***           ***         17

26018277       RING &         91        217          214           0                          B       ***           ***         17

26018279       RING &         94        217          1237                                     B       ***           ***         17


                          PURCHASING PARTS ON CONTRACT


26018279       RING &         94        217          1237                                     B       ***           ***         17

26018558       AXLE AS        95        217          1             0                          U       ***           ***         17

26018561       AXLE AS        95        217          0             0                          U       ***           ***         17

26018562       AXLE AS        94        217          0             0                          U       ***           ***         17

26018564       AXLE AS        94        217          0             0                          U       ***           ***         17

26018565       AXLE AS        94        217          0             0                          U       ***           ***         17

26018567       AXLE AS        94        217          2             0                          U       ***           ***         17

26018569       AXLE AS        94        217          0             0                          U       ***           ***         17

26018643       AXLE AS        95        217          1             0                          U       ***           ***         17

26018644       AXLE AS        95        217          5             0                          U       ***           ***         17

26018645       AXLE AS        94        217          0             0                          U       ***           ***         17

26018646       AXLE AS        95        217          0             0                          U       ***           ***         17

26019418       DIFF. P        91        217          53322         0                          B       ***           ***         17

26019419       DIFF. S        90        217          26204         0                          B       ***           ***         17

26019851       DIFF. SI       90        217          25782         9605        AM43891        B       ***           ***         17



                          PURCHASING PARTS ON CONTRACT


26019851       DIFF SI        90        217          25782         9605        AM43891        B       ***           ***         17

26020039       RR AXLE        95        217          47                                       B       ***           ***         17

26020040       RR AXLE        95        217          41                                       B       ***           ***         17

26020087       CARRIER        95        217          48                                       B       ***           ***         17

26020213       REAR AX        91        217          1                                        B       ***           ***         17

26020214       REAR AX        91        217          0                                        B       ***           ***         17

26020215       REAR AX        91        217          0                                        B       ***           ***         17

26020216       REAR AX        91        217          0                                        B       ***           ***         17

26020344       AXLE AS        93        217          0                                        U       ***           ***         17

26021086       RR AXLE        91        217          104           0                          B       ***           ***         17

26021111       DIFF. S        90        217          668                       AM80723        T       ***           ***         17

26021372       AXLE AS        90        217          0             0                          U       ***           ***         17

26021373       AXLE AS        90        217          0             0                          U       ***           ***         17

26021374       AXLE AS        90        217          0             0                          U       ***           ***         17

26021375       AXLE AS        90        217          0             0                          U       ***           ***         17


                          PURCHASING PARTS ON CONTRACT



26021375       AXLE AS        90        217          0             0                          U       ***           ***         17

26021376       AXLE AS        90        217          0             0                          U       ***           ***         17

26021377       AXLE AS        90        217          0             0                          U       ***           ***         17

26021380       AXLE AS        90        217          0             0                          U       ***           ***         17

26021381       AXLE AS        90        217          0             0                          U       ***           ***         17

26021576       RR AXLE        92        217          0                                        U       ***           ***         17

26021793       AXL ASM        95        217          2             0                          U       ***           ***         17

26021794       AXLE AS        95        217          11            0                          U       ***           ***         17

26021795       AXLE AS        95        217          5             0                          U       ***           ***         17

26021796       AXLE AS        95        217          0             0                          U       ***           ***         17

26021797       AXLE AS        95        217          0             0                          U       ***           ***         17

26021798       AXLE AS        95        217          2             0                          U       ***           ***         17

26021799       AXLE AS        95        217          0             0                          U       ***           ***         17

26021800       AXLE AS        95        217          0             0                          U       ***           ***         17

26021801       AXLE AS        95        217          1             0                          U       ***           ***         17

                                                                                                      ***           ***


                          PURCHASING PARTS ON CONTRACT


26021801       AXLE AS        95        217          1             0                          U       ***           ***         17

26021802       AXLE AS        95        217          3             0                          U       ***           ***         17


26021803       AXLE AS        95        217          1             0                          U       ***           ***         17

26021804       AXLE AS        95        217          0             0                          U       ***           ***         17

26021805       AXLE AS        95        217          0             0                          U       ***           ***         17

26021806       AXLE AS        95        217          7             0                          U       ***           ***         17

26021807       AXLE AS        95        217          10            0                          U       ***           ***         17

26021808       AXLE AS        95        217          0             0                          U       ***           ***         17

26021810       AXL ASM        95        217          1             0                          U       ***           ***         17

26021811       AXLE AS        95        217          4             0                          U       ***           ***         17

26021812       AXLE AS        95        217          0             0                          U       ***           ***         17

26021813       AXLE AS        95        217          0             0                          U       ***           ***         17

26021814       AXLE AS        95        217          4             0                          U       ***           ***         17

26021815       AXLE AS        95        217          3             0                          U       ***           ***         17

26021816       AXLE AS        95        217          1             0                          U       ***           ***         17


                          PURCHASING PARTS ON CONTRACT


26021816       AXLE AS        95        217          1             0                          U       ***           ***         17

26021817       AXLE AS        95        217          5             0                          U       ***           ***         17

26021818       AXLE AS        95        217          7             0                          U       ***           ***         17

26021819       AXLE AS        95        217          5             0                          U       ***           ***         17

26021820       AXLE AS        95        217          2             0                          U       ***           ***         17

26021821       AXLE AS        95        217          6             0                          U       ***           ***         17

26021823       AXLE AS        93        217          1             0                          U       ***           ***         17


26021824       AXLE AS        93        217          1             0                          U       ***           ***         17

26021825       AXLE AS        93        217          1             0                          U       ***           ***         17

26021826       AXLE AS        92        217          0             0                          U       ***           ***         17

26021828       AXLE AS        93        217          0             0                          U       ***           ***         17

26021917       AXLE AS        94        217          0             0                          U       ***           ***         17

26021918       AXLE AS        95        217          0             0                          U       ***           ***         17

26021919       AXLE AS        95        217          0             0                          U       ***           ***         17

26021920       AXLE AS        94        217          0             0                          U       ***           ***         17


                          PURCHASING PARTS ON CONTRACT


26021920       AXLE AS        94        217          0             0                          U       ***           ***         17

26021921       AXLE AS        94        217          0             0                          U       ***           ***         17

26021923       AXLE AS        94        217          0             0                          U       ***           ***         17

26021924       AXLE AS        94        217          1             0                          U       ***           ***         17

26021925       AXLE AS        94        217          0             0                          U       ***           ***         17

26021926       AXLE AS        94        217          0             0                          U       ***           ***         17

26021927       AXLE AS        93        217          0             0                          U       ***           ***         17

26021929       AXLE AS        94        217          11            0                          U       ***           ***         17

26021930       AXLE AS        94        217          3             0                          U       ***           ***         17

26021931       AXLE AS        94        217          4             0                          U       ***           ***         17

26021932       AXLE AS        93        217          0             0                          U       ***           ***         17

26021934       AXLE AS        93        217          0             0                          U       ***           ***         17


26021935       AXLE AS        92        217          1             0                          U       ***           ***         17

26021936       AXLE AS        93        217          0             0                          U       ***           ***         17

26021937       AXLE AS        92        217          0             0                          U       ***           ***         17


                          PURCHASING PARTS ON CONTRACT


26021937       AXLE AS        92        217          0             0                          U       ***           ***         17

26021938       AXLE AS        93        217          0             0                          U       ***           ***         17

26021939       AXLE AS        93        217          0             0                          U       ***           ***         17

26021941       AXLE AS        93        217          0             0                          U       ***           ***         17

26021943       AXLE AS        93        217          0             0                          U       ***           ***         17

26021945       AXLE AS        93        217          0             0                          U       ***           ***         17

26021946       AXLE AS        93        217          0             0                          U       ***           ***         17

26021948       AXLE AS        93        217          0             0                          U       ***           ***         17

26021951       AXLE AS        93        217          0             0                          U       ***           ***         17

26021989       AXLE AS        93        217          0             0                          U       ***           ***         17

26021990       AXLE AS        93        217          0             0                          U       ***           ***         17

26021991       AXLE AS        93        217          0             0                          U       ***           ***         17

26021992       AXLE AS        93        217          0             0                          U       ***           ***         17

26021996       AXLE           94        416          0             0           AM40303        U       ***           ***         31

26022086       AXLE AS        93        217          0             0                          U       ***           ***         17


                          PURCHASING PARTS ON CONTRACT


26022086       AXLE AS        93        217          0                                        U       ***           ***         17

26022348       AXLE AS        95        217          1             0                          U       ***           ***         17

26022410       GEAR D1        94        217          668                                      U       ***           ***         17

26022777       DIFF G         90        217          668           0                          B       ***           ***         17

26022779       FRT. AX        94        217          169           0                          B       ***           ***         17

26022781       FRT. AX        93        217          87            0                          B       ***           ***         17

26022799       AXLE AS        93        217          2             0                          U       ***           ***         17

26022800       AXLE AS        93        217          0             0                          U       ***           ***         17

26022801       AXLE AS        93        217          0             0                          U       ***           ***         17

26022802       AXLE AS        93        217          0             0                          U       ***           ***         17

26022803       AXLE AS        93        217          0             0                          U       ***           ***         17

26022804       AXLE AS        93        217          0             0                          U       ***           ***         17

26022805       AXLE AS        93        217          0             0                          U       ***           ***         17

26022806       AXLE AS        93        217          0             0                          U       ***           ***         17

26022807       AXLE AS        93        217          0             0                          U       ***           ***         17


                          PURCHASING PARTS ON CONTRACT



26022807       AXLE AS        93        217          0             0                          U       ***           ***         17

26023302       RR AXLE        95        217          4                                        B       ***           ***         17

26023349       CARRIER        93        217          6                                        B       ***           ***         17

26023392       CARRIER        95        217          15            0                          B       ***           ***         17

26023763       HOUSING        91        217          98            0                          C       ***           ***         17

26023923       AXLE AS        92        217          0             0                          U       ***           ***         17

26023924       AXKE AS        92        217          0             0                          U       ***           ***         17

26023975       AXLE AS        92        217          0             0                          U       ***           ***         17

26023976       AXLE AS        92        217          0             0                          U       ***           ***         17

26024177       AXLE AS        93        217          1             0           AM20160        U       ***           ***         17

26024178       AXLE AS        93        217          10            0           AM20160        U       ***           ***         17

26024546       P-DISK         92        217          0             0                          U       ***           ***         17

26024547       P-DISK         92        217          0             0                          U       ***           ***         17

26024549       P-DISK         92        217          0             0                          U       ***           ***         17

26024550       P-DISK         92        217          0             0                          U       ***           ***         17


                          PURCHASING PARTS ON CONTRACT


26024550       P-DISK         92        217          0             0                         U/B      ***           ***         17

26025125       HOUSING        92        217          129                       AM24544        U       ***           ***         17

26025126       HOUSING        92        217          98                        AM24544        B       ***           ***         17

26025128       HOUSING        92        217          44                        AM24544        B       ***           ***         17

26025141       AXLE AS        94        217          3             0           AM30195        B       ***           ***         17


26025142       AXLE AS        95        217          2             0           AM30195        B       ***           ***         17

26025143       AXLE AS        95        217          8             0           AM30195        B       ***           ***         17

26025144       AXLE AS        94        217          0             0           AM30195        B       ***           ***         17

26025145       AXLE AS        94        217          0             0           AM30195        B       ***           ***         17

26025146       AXLE AS        95        217          1             0           AM30195        B       ***           ***         17

26025147       AXLE AS        95        217          0             0           AM30195        B       ***           ***         17

26025148       AXLE AS        94        217          0             0           AM30195        B       ***           ***         17

26025409       AXLE AS        93        217          3                                        U       ***           ***         17

26025520       HOUSING        93        217          4             0           AM80723        T       ***           ***         17

26026031       RR AXLE        95        217          0             0                          B       ***           ***         17


                          PURCHASING PARTS ON CONTRACT


26026031       RR AXLE        95        217          18            0                          B       ***           ***         17

26026032       RR AXLE        95        217          59            0                          B       ***           ***         17

26026420       AXLE AS        93        217          0             0                          U       ***           ***         17

26026423       AXLE AS        93        217          0             0                          U       ***           ***         17

26026428       PKG            95        217          712           0           AM80723        T       ***           ***         17

26026470       AXLE AS        93        217          6             0                          U       ***           ***         17

26026471       AXLE AS        94        217          10            0                          U       ***           ***         17

26026472       AXLE AS        93        217          8             0                          U       ***           ***         17

26026473       REAR AX        92        217          1                                        U       ***           ***         17

26026474       REAR AX        92        217          3                                        U       ***           ***         17


26027669       CARRIER        94        217          8             0           AM35668        U       ***           ***         17

26027918       AXLE AS        92        217          0             0           AM27068        U       ***           ***         17

26028167       AXLE AS        93        217          2             0           AM20160        U       ***           ***         17

26028328       AXLE AS        92        217          0                                        U       ***           ***         17

26028329       AXLE AS        92        217          0                                        U       ***           ***         17


                          PURCHASING PARTS ON CONTRACT


26028329       AXLE AS        92        217          0                                        U       ***           ***         17

26028330       AXLE AS        92        217          0                                        U       ***           ***         17

26028331       AXLE AS        92        217          1                                        U       ***           ***         17

26028333       AXLE AS        95        217          4                                        U       ***           ***         17

26028334       AXLE AS        95        217          3                                        U       ***           ***         17

26028335       AXLE AS        95        217          5                                        U       ***           ***         17

26028336       AXLE AS        95        217          4                                        U       ***           ***         17

26028337       AXLE AS        95        217          5                                        U       ***           ***         17

26028338       AXLE AS        95        217          0                                        U       ***           ***         17

26028339       AXLE AS        95        217          15                                       U       ***           ***         17

26028340       AXLE AS        95        217          11                                       U       ***           ***         17

26028341       AXLE AS        95        217          1                                        U       ***           ***         17

26028342       AXLE AS        95        217          4                                        U       ***           ***         17

26028343       AXLE AS        95        217          4                                        U       ***           ***         17

26028344       AXLE AS        95        217          0                                        U       ***           ***         17



                          PURCHASING PARTS ON CONTRACT


26028344       AXLE AS        95        217          0                                        U       ***           ***         17

26028357       AXLE AS        92        217          0                                        U       ***           ***         17

26028359       AXLE AS        92        217          1                                        U       ***           ***         17

26028361       AXLE AS        92        217          3                                        U       ***           ***         17

26028503       SHAFT          93        217          25            0           AM61268        B       ***           ***         17

26028983       RR AXLE        93        217          0                                        U       ***           ***         17

26028984       RR AXLE        93        217          0                                        U       ***           ***         17

26028985       RR AXLE        93        217          0                                        U       ***           ***         17

26029279       SHIM           93        216          0                         AM95712        U       ***           ***         17

26029280       SHOM           93        216          0                         AM95712        U       ***           ***         17

26029282       SHIM           93        216          0                         AM95712        U       ***           ***         17

26029283       SHIM           93        216          0                         AM95712        U       ***           ***         17

26029324       AXLE           94        217          0                         AM74859        U       ***           ***         17

26029468       GEAR SE        92        217          3185                      AM18253        B       ***           ***         17

26029862       AXLE           94        217          0             0           AM62174        B       ***           ***         17


                          PURCHASING PARTS ON CONTRACT



26029862       AXLE           94        217          0             0           AM62174        B       ***           ***         31

26029871       AXLE           94        217          0             0           AM62174        B       ***           ***         31

26029881       AXLE           94        217          0             0           AM62174        B       ***           ***         31

26029884       AXLE           94        217          0             0           AM62174        B       ***           ***         31

26029900       AXLE           94        499          0                         AM74859        U       ***           ***         31

26029901       AXLE           94        499          0                         AM74859        U       ***           ***         31

26029902       AXLE           94        499          0                         AM74859        U       ***           ***         31

26029903       AXLE           94        499          0                         AM74859        U       ***           ***         31

26029904       AXLE           94        499          0                         AM74859        U       ***           ***         31

26029905       AXLE           94        499          0                         AM74859        U       ***           ***         31

26029954       AXLE           95        217          9             0           AM62174        B       ***           ***         17

26029956       AXLE           95        217          162                       AM74859        U       ***           ***         17

26029997       ROD            93        217          300           0           AM58415        B       ***           ***         19

26030092       AXLE AS        92        217          0                                        U       ***           ***         17

26030094       AXLE AS        92        217          0                                        U       ***           ***         17


                          PURCHASING PARTS ON CONTRACT


26030094       AXLE AS        92        217          0                                        U       ***           ***         17

26030653       GEAR SE        92        217          0                         AM24544        B       ***           ***         17

26030655       GEAR SE        92        217          0                         AM24544        B       ***           ***         17


26030714       SHAFT          95        389          50                        AM61968        B       ***           ***         17

26030734       SHF            94        217          45            0           AM91506        B       ***           ***         17

26030735       AXLE           94        217          22            0           AM59190        U       ***           ***         17

26030736       AXLE           94        217          19            0           AM59190        U       ***           ***         17

26030738       REAR AX        94        217          13            0           AM59190        U       ***           ***         17

26030741       AXLE           94        217          14            0           AM59190        U       ***           ***         17

26030774       SHIM           93        216          0                         AM95712        U       ***           ***         17

26030775       SHIM           93        216          0                         AM95712        U       ***           ***         17

26030776       SHIM           93        216          0                         AM95712        U       ***           ***         17

26030777       SHIM           93        216          0                         AM95712        U       ***           ***         17

26031316       AXLE           94        217          0                         AM74859        U       ***           ***         17

26031318       AXLE           94        217          0                         AM74859        U       ***           ***         17


                          PURCHASING PARTS ON CONTRACT


26031318       AXLE           94        217          0                         AM74859        U       ***           ***         17

26031325       AXLE           94        220          0                         AM74859        U       ***           ***         31

26031329       AXLE           94        217          1                         AM74859        U       ***           ***         17

26031551       AXLE           00                     0             0           AM32478        U       ***           ***         31

26031698       REAR AX        93        217          0             0           AM21745        U       ***           ***         17

26031842       AXLE           95        217          56            0           AM32493        U       ***           ***         17

26031843       AXLE           95        217          102           0           AM32493        U       ***           ***         17

26031844       AXLE           95        217          24            0           AM34061        U       ***           ***         17


26031845       AXLE           94        217          3             0           AM34061        U       ***           ***         17

26031846       AXLE           95        217          16            0           AM34061        U       ***           ***         17

26031847       AXLE           95        217          11            0           AM34061        U       ***           ***         17

26031848       AXLE           95        217          2             0           AM34061        U       ***           ***         17

26031849       AXLES          95        217          5             0           AM32478        U       ***           ***         17

26031850       AXLE           93        217          3             0           AM32478        U       ***           ***         17

26031854       AXLE           93        119          0             0           AM32478        U       ***           ***         17


                          PURCHASING PARTS ON CONTRACT


26031854       AXLE           93        119          0             0           AM32478        U       ***           ***         17

26031862       AXLE           93        217          1             0           AM32493        U       ***           ***         17

26031863       AXLE           94        217          5             0           AM32493        U       ***           ***         17

26031864       AXLE           94        217          9             0           AM32493        U       ***           ***         17

26031865       AXLE           94        217          7             0           AM32493        U       ***           ***         17

26031866       AXLE           94        217          14            0           AM32493        U       ***           ***         17

26031920       AXLE           94        217          4                         AM74859        U       ***           ***         17

26032115       AXLE AS        93        217          0             0           AM20160        U       ***           ***         17

26032116       AXLE AS        93        217          7             0           AM20160        U       ***           ***         17

26032426       AXLE           94        217          0                         AM74859        U       ***           ***         31

26032435       AXLE           95        217          0                         AM74859        U       ***           ***         17

26032437       AXLE AS        94                     0             0           AM29214        U       ***           ***         17

26032438       AXLE AS        95        217          13            0           AM29214        U       ***           ***         17


26032439       AXLE AS        94                     0             0           AM29214        U       ***           ***         17

26032440       AXLE AS        95        217          0             0           AM29214        U       ***           ***         17


                          PURCHASING PARTS ON CONTRACT


26032440       AXLE AS        95        217          0             0           AM29214        U       ***           ***         17

26032441       AXLE AS        95        217          5             0           AM29214        U       ***           ***         17

26032442       AXLE AS        94                     0             0           AM29214        U       ***           ***         17

26032853       AXLE AS        92        217          0                         AM21069        U       ***           ***         17

26032854       AXLE AS        93        217          6                         AM21069        U       ***           ***         17

26032856       AXLE AS        93        217          10                        AM21069        U       ***           ***         17

26032857       AXLE AS        92        217          1                         AM21069        U       ***           ***         17

26032907       SHAFT          95        217          22            0           AM75148        B       ***           ***         20

26032939       AXLE           93        217          3             0           AM32493        U       ***           ***         17

26032940       AXLE           93        217          5             0           AM32493        U       ***           ***         17

26033529       AXLE AS        93        217          0                         AM28618        B       ***           ***         17

26034165       REAR AX        95        217          2             0           AM59190        U       ***           ***         17

26034170       AXLE           95        217          5             0           AM59190        U       ***           ***         17

26034172       AXLE           95        217          2             0           AM59190        U       ***           ***         17

26034173       AXLE           95        217          0                         AM74859        U       ***           ***         31


                          PURCHASING PARTS ON CONTRACT


26034173       AXLE           95        217          0                         AM74859        U       ***           ***         31

26034174       AXLE           95        217          0                         AM74859        U       ***           ***         17

26034175       AXLE           95        217          0                         AM74859        U       ***           ***         31

26034176       AXLE           95        217          0                         AM74859        U       ***           ***         31

26034177       AXLE           95        217          3             0           AM59190        U       ***           ***         17

26034178       AXLE           95        217          1                         AM74859        U       ***           ***         17

26034179       AXLE           95        217          0                         AM74859        U       ***           ***         31

26034180       AXLE           95        217          0                         AM74859        U       ***           ***         31

26034181       AXLE           95        217          0                         AM74859        U       ***           ***         31

26034299       SERV KI        95        216          4             0           AM71851        U       ***           ***         17

26034385       AXLE           92        217          3             0           AM59361        U       ***           ***         17

26034387       AXLE           92        217          2             0           AM59361        U       ***           ***         17

26034788       GEAR           94        217          0                         AM80645        B       ***           ***         17

26034789       GEAR           94        217          0                         AM80645        B       ***           ***         17

26035017       AXLE           95        217          19            0           AM40303        U       ***           ***         17


                          PURCHASING PARTS ON CONTRACT


26035017       AXLE           95        217          19            0           AM40303        U       ***           ***         17


26035018       AXLE           94        217          0             0           AM40303        U       ***           ***         17

26035019       AXLE           93        217          0             0           AM40303        U       ***           ***         17

26035020       AXLE           93        217          0             0           AM40303        U       ***           ***         17

26035021       AXLE           94        217          0             0           AM40303        U       ***           ***         17

26035246       AXLE           94        217          10            0           AM59190        U       ***           ***         17

26035247       AXLE           94        217          2             0           AM59190        U       ***           ***         17

26035248       AXLE           94        217          4                         AM74859        U       ***           ***         17

26035258       CARRIER        95        217          1             0           AM97601        T       ***           ***         17

26036130       AXLE           93        217          10            0           AM40693        U       ***           ***         17

26036553       AXLE           94        217          352           0           AM99820        B       ***           ***         17

26036554       AXLE           94        217          425           0           AM77868        B       ***           ***         17

26036556       AXLE           94        217          26            0           AM47521        U       ***           ***         17

26036557       AXLE           94        217          11            0           AM59190        U       ***           ***         17

26036558       AXLE           94        217          99                        AM51575        U       ***           ***         17


                          PURCHASING PARTS ON CONTRACT


26036558       AXLE           94        217          99                        AM51575        U       ***           ***         17

26036559       AXLE           94        217          144           0           AM77868        B       ***           ***         17

26036560       AXLE           94        217          15            0           AM47521        U       ***           ***         17

26036748       AXLE           93        217          33            0           AM46915        B       ***           ***         17

26036749       AXLE           93        217          23            0           AM46915        B       ***           ***         17

26036882       AXLE           95        217          3             0           AM56741        U       ***           ***         17


26036883       AXLE           95        217          10            0           AM56741        U       ***           ***         17

26036884       AXLE           95        217          0             0           AM56741        U       ***           ***         31

26036885       AXLE           95        217          3             0           AM56741        U       ***           ***         17

26036886       AXLE           95        217          8             0           AM56741        U       ***           ***         17

26036887       AXLE           95        217          1             0           AM56741        U       ***           ***         17

26036888       AXLE           95        217          5                         AM74859        U       ***           ***         17

26036889       AXLE           95        217          4                         AM74859        U       ***           ***         17

26036890       AXLE           95        217          0                         AM74859        U       ***           ***         17

26036891       AXLE           95        217          1             0           AM59190        U       ***           ***         17


                          PURCHASING PARTS ON CONTRACT


26036891       AXLE           95        217          1             0           AM59190        U       ***           ***         17

26036892       AXLE           95        217          0                         AM74859        U       ***           ***         31

26036895       AXLE           95        217          0             0           AM56741        U       ***           ***         17

26036898       AXLE           95        217          0             0           AM56741        U       ***           ***         31

26036899       AXLE           95        217          0             0           AM56741        U       ***           ***         31

26036900       AXLE           95        217          1             0           AM56741        U       ***           ***         17

26036901       AXLE           95        217          16            0           AM56741        U       ***           ***         17

26036902       AXLE           95        217          1             0           AM56741        U       ***           ***         17

26036903       AXLE           95        217          1             0           AM56741        U       ***           ***         17

26036904       AXLE           95        217          2             0           AM56741        U       ***           ***         17

26036905       AXLE           95        217          0             0           AM56741        U       ***           ***         17


26036906       AXLE           95        217          1             0           AM56741        U       ***           ***         17

26036907       AXLE           95        217          1             0           AM56741        U       ***           ***         17

26036908       AXLW           95        217          0             0           AM56741        U       ***           ***         17

26036909       AXLE           95        217          0             0           AM56741        U       ***           ***         17


                          PURCHASING PARTS ON CONTRACT


26036909       AXLE           95        217          0             0           AM56741        U       ***           ***         17

26036910       AXLE           95        217          3             0           AM56741        U       ***           ***         17

26036911       AXLE           95        217          0             0           AM56741        U       ***           ***         17

26037619       AXLE           94        217          0                         AM74859        U       ***           ***         17

26037620       AXLE           94        217          1                         AM74859        U       ***           ***         17

26037712       SHF            94        217          3952          0           AM94385        B       ***           ***         17

26037720       SHF            94        217          11157         0           AM94385        B       ***           ***         17

26037724       PIN            92        217          1             0           AM96157        B       ***           ***         17

26037728       SHF            94        217          2036          0           AM91506        B       ***           ***         17

26037732       PIN            93        217          10            0           AM96157        B       ***           ***         17

26037841       SHF            94        217          0             0           AM92013        B       ***           ***         17

26038028       AXLE           94        217          3             0           AM59190        U       ***           ***         17

26038470       FRT AXL        93        217          0                         AM60731        B       ***           ***         31

26038498       AXLE           93        217          0                         AM74859        U       ***           ***         31

26038499       AXLE           93        217          0                         AM74859        U       ***           ***         17


                          PURCHASING PARTS ON CONTRACT


26038499       AXLE           93        217          0                         AM74859        U       ***           ***         17

26038500       AXLE           93        217          0                         AM74859        U       ***           ***         31

26038501       AXLE           93        217          0                         AM74859        U       ***           ***         31

26038502       AXLE           93        217          0                         AM74859        U       ***           ***         31

26038503       AXLE           93        217          0                         AM74859        U       ***           ***         17

26038504       AXLE           93        217          0                         AM74859        U       ***           ***         31

26038505       AXLE           93        217          1                         AM74859        U       ***           ***         17

26038506       AXLE           93        217          0                         AM74859        U       ***           ***         31

26038507       AXLE           93        217          0                         AM74859        U       ***           ***         31

26038508       AXLE           93        217          0                         AM74859        U       ***           ***         31

26038509       AXLE           93        217          0                         AM74859        U       ***           ***         17

26038607       AXLE           93        217          0                         AM74859        U       ***           ***         31

26038609       AXLE           93        217          0                         AM74859        U       ***           ***         31

26038849       SEV KIT        94        384          1             0           AM90789        U       ***           ***         17

26038851       HOUSING        94        119          0             0           AM78982        U       ***           ***         31


                          PURCHASING PARTS ON CONTRACT



26038851       HOUSING        94        119          0             0           AM78982        U       ***           ***         31

26039583       SHF            94        384          0             0           AM71851        B       ***           ***         19

26039823       AXLE           94        217          0                         AM76804        U       ***           ***         17

26039824       AXLE           94        217          0                         AM76804        U       ***           ***         17

26039825       AXLE           94        217          0             0           AM76804        U       ***           ***         17

26040097       AXLE           93        217          13                        AM75148        U       ***           ***         17

26040620       AXLE           95        217          0                         AM74859        U       ***           ***         17

26040683       AXLE           93        217          0             0           AM74859        U       ***           ***         31

26040743       AXLE           95        217          0                         AM96157        B       ***           ***         17

26041286       AXLE           93        217          0                         AM74859        U       ***           ***         17

26041287       AXLE           95        217          13                        AM74859        U       ***           ***         17

26041323       AXLE           93        217          0             0           AM76643        U       ***           ***         17

26041324       AXLE           93        217          0             0           AM76643        U       ***           ***         31

26041327       AXLE           93        217          2             0           AM76643        U       ***           ***         17

26041329       AXLE           93        217          0             0           AM76643        U       ***           ***         31


                          PURCHASING PARTS ON CONTRACT


26041329       AXLE           93        217          0             0           AM76643        U       ***           ***         31

26041583       AXLE           94        217          0             0           AM77115        U       ***           ***         17

26041584       AXLE           94        217          0             0           AM77115        U       ***           ***         17

26042093       SHF            94        217          0             0           AM92607        B       ***           ***         17


26042095       SHF            94        217          0             0           AM92607        B       ***           ***         17

26042099       HOUSING        95        217          0             0           AM96096        U       ***           ***         17


VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07824          GM28661

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---

00351596       SHAFT          82        217          105           2242       AM31235        U        ***           ***         20

00356534       SHAFT          81        217          154           2116       AM31235        B        ***           ***         20

00360722       SHF            87        217          4             0          AM73865        B        ***           ***         20

00370277       SHAFT          95        217          1413                     AM18260        C        ***           ***         20

00378472       SHAFT          82        217          21            1256       AM31235        C        ***           ***         20

00394926       SHAFT          72        217          959           2116       AM31235        U        ***           ***         20

00457923       SHAFT          95        217          258                                     B        ***           ***         20

00459213       SHAFT          88        217          69            1844       AM31235        B        ***           ***         20

00459215       SHAFT          87        217          24            1844       AM31235        B        ***           ***         20

00472116       SHAFT          88        217          158           2116       AM31235        B        ***           ***         20

00481471       SHAFT R        81        217          66            1739       AM31235        B        ***           ***         20

03963571       CAP-CON        99        210          0                                       B        ***           ***         01

03983084       SHAFT R        81        217          340           1571       AM31235        B        ***           ***         20

10005795       SHAFT          87        217          47            2116       AM31235        B        ***           ***         20

10009317       SHAFT          87        217          118           1839       AM31235        B        ***           ***         20



VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07824          GM28661

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---

10009317       SHAFT          87        217          118           1839       AM31235        B        ***           ***         20

10029113       SHAFT          88        217          665           1839       AM31235        B        ***           ***         20

12536362       STAB BA        94        384          0             0          AM72344        B        ***           ***         20

14019268       SHAFT          86        217          41            1844       AM31235        B        ***           ***         20

14047916       SHAFT          92        217          188                                     B        ***           ***         20

14047917       SHAFT          85        217          15            1844       AM31235        B        ***           ***         20

14056841       SHAFT          95        217          266                                     C        ***           ***         20

14056842       SHAFT          95        217          244                                     B        ***           ***         20

14060132       BAR SHA        84        217          36            2032       AM31235        B        ***           ***         20

14076196       SHAFT          85        217          5             2116       AM31235        B        ***           ***         20

14076604       SHAFT          95        217          334                                     B        ***           ***         20

14076605       SHAFT          94        217          144                                     B        ***           ***         20

14076606       SHAFT          88        217          0                                       B        ***           ***         20

14076607       SHAFT-F        95        217          65                                      B        ***           ***         20

14076608       SHAFT          93        217          46                                      B        ***           ***         20


VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07824          GM28661

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---

14076608       SHAFT          93        217          46                                      B        ***           ***         20

14076612       SHAFT          93        217          54                                      B        ***           ***         20

14076613       SHAFT          93        217          88                                      B        ***           ***         20

14076614       SHAFT          93        217          167                                     B        ***           ***         20

14076615       SHAFT-F        88        217          1             1844       AM31235        B        ***           ***         20

14081407       SHAFT          95        217          62                                      C        ***           ***         20

14081408       SHAFT A        95        217          210                                     B        ***           ***         20

14081409       SHAFT          95        217          86                                      B        ***           ***         20

14084067       SHAFT          87        217          10            2116       AM31235        U        ***           ***         20

14087728       SHAFT-S        95        217          122                                     C        ***           ***         20

14089551       SHAFT          95        217          1380                                    B        ***           ***         20

14089552       SHAFT          95        217          188                                     B        ***           ***         20

14089553       SHAFT          91        217          228                                     B        ***           ***         20

14089584       SHAFT          95        217          172                                     B        ***           ***         20

14089755       SHAFT          88        217          3             2000       AM31235        C        ***           ***         20


VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07824          GM28661

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---

14089755       SHAFT          88        217          3             2000       AM31235        C        ***           ***         20

14093240       SHAFT          87        217          151           1448       AM31235        C        ***           ***         20

14093241       SHAFT          87        217          153           1739       AM31235        C        ***           ***         20

14101234       SHAFT-F        95        217          192                                     C        ***           ***         20

14106795       SHAFT          88        217          504           2000       AM31235        C        ***           ***         20

15548449       SHAFT          94        217          1165                                    C        ***           ***         20

15604916       SHAFT-F        95        217          21                                      C        ***           ***         20

15612681       SHAFT-F        95        217          37                                      B        ***           ***         20

15622388       DRUM           94                     0                        AM43295        B        ***           ***         18

15640308       SHAFT-R        95        217          64                                      B        ***           ***         20

15650905       RR. STA        93        217          561                                     B        ***           ***         20

15677613       FRT STA        95        217          355                      AM57743        U        ***           ***         20

15677614       STAB BA        95        217          751           0          AM59364        U        ***           ***         20

15677615       SHAFT          94        217          53            0          AM39139        B        ***           ***         20

15677616       SHAFT          94        217          222           0          AM39139        B        ***           ***         20


VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07824          GM28661


PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---

15677616       SHAFT          94        217          222           0          AM39139        B        ***           ***         20

15682645       SHAFT          95        217          67                       AM60170        B        ***           ***         20

15684329       SHAFT-         94        217          651           0          AM21786        C        ***           ***         20

15687308       SHAFT-         95        217          520           0          AM19080        B        ***           ***         20

15693304       ARM            94        217          193           0          AM72344        B        ***           ***         19

15961006       SHF            94        217          26                       AM77263        U        ***           ***         20

22536399       SHAFT-         92        217          33                                      B        ***           ***         20

22536401       SHAFT R        94        217          73                                      B        ***           ***         20

22536402       SHAFT          94        217          70                                      B        ***           ***         20

22536984       FRT. ST        93        217          144                                     B        ***           ***         20

22545233       FRT STA        93        217          16                                      B        ***           ***         20

22565626       SHAFT-R        94        217          9                                       B        ***           ***         20

22570016       SHF            95        217          0                        AM77263        U        ***           ***         20

22570022       SHF            95        217          0                        AM77263        U        ***           ***         20

22572336       AXLE           95        217          0                        AM77263        U        ***           ***         20


VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07824          GM28661

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---

22572336       AXLE           95        217          0                        AM77263        U        ***           ***         20


22573131       SHAFT-F        91        217          32                                      C        ***           ***         20

22573435       SHAFT-F        93        217          65                                      C        ***           ***         20

22581617       SHAFT          95        217          9                        AM77263        U        ***           ***         20

22584364       SHF            95        217          1                        AM77263        U        ***           ***         20

25524815       SHAFT S        95        217          180                                     C        ***           ***         20

25533626       SHAFT          90        217          3                                       B        ***           ***         20

25557516       REINFOR        93        217          220                                     B        ***           ***         23

25558115       SHAFT-R        93        217          46                                      B        ***           ***         20

25558116       SHAFT-R        95        217          21                                      B        ***           ***         20

25558117       SHAFT-R        95        217          15                                      B        ***           ***         20

25558135       SHAFT-R        95        217          82                                      B        ***           ***         20

25559835       SHAFT-R        95        217          22            0          AM21756        B        ***           ***         20

25559836       SHAFT-R        95        217          54            0          AM21756        B        ***           ***         20

26009237       STAB BA        90        217          8                        AM39097        U        ***           ***         20


VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07824          GM28661

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---

26009237       STAB BA        90        217          8                        AM39097        U        ***           ***         20

26024362       FRT. ST        95        217          40                                      B        ***           ***         20

26025316       STAB BA        95        217          31                       AM41051        B        ***           ***         20


26032841       AXLE SH        93        217          35                       AM28578        B        ***           ***         17

26032842       AXLE SH        94        217          58                       AM28758        B        ***           ***         17

26034162       AXLE           95        217          0                        AM55546        U        ***           ***         31

26034167       AXLE           95        217          0                        AM55546        U        ***           ***         17

26034876       AXLE           92        217          0                        AM55546        U        ***           ***         31

26034877       AXLE           92        217          0                        AM55546        U        ***           ***         31

26034878       AXLE           92        217          0                        AM55546        U        ***           ***         31

26034879       AXLE           92        217          0                        AM55546        U        ***           ***         31

26034880       AXLE           92        217          0                        AM55546        U        ***           ***         31

26034881       AXLE           92        217          0                        AM55546        U        ***           ***         31

26034882       AXLE           92        217          0                        AM55546        U        ***           ***         31

26034883       AXLE           92        217          0                        AM55546        U        ***           ***         31


VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07824          GM28661

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---

26034883       AXLE           92        217          0                        AM55546        U        ***           ***         31

26034884       AXLE           92        217          0                        AM55546        U        ***           ***         31

26034885       AXLE           92        217          0                        AM55546        U        ***           ***         31

26034886       AXLE           92        217          0                        AM55546        U        ***           ***         31

26034887       AXLE           92        217          0                        AM55546        U        ***           ***         31

26034889       AXLE           92        217          0                        AM55546        U        ***           ***         31


26034890       AXLE           92        217          0                        AM55546        U        ***           ***         31

26034892       AXLE           92        217          0                        AM55546        U        ***           ***         31

26035245       AXLE           94        217          12                       AM55546        U        ***           ***         17

26038608       AXLE           93        217          0                        AM55546        U        ***           ***         31

26038610       AXLE           93        217          0                        AM55546        U        ***           ***         31




VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
08436          GM28911

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---

 0375889       LEVER          95        119          805           0          AM85998        B        ***           ***         18

00357890       ROD            95        119          830           0          AM86928        B        ***           ***         18

00475083       KNUCKLE        92        119          407                                     B        ***           ***         19

00475084       KNUCKLE        92        119          494                                     B        ***           ***         19

00554994       GEAR SE        88        119          257           0          AM78928        B        ***           ***         17

00557975       GEAR SE        87        119          7                                       B        ***           ***         17

03866669       LEVER          95        119          639           0          AM86000        B        ***           ***         18

06274216       HUB & W        95        119          3838                                    B        ***           ***         18

06274259       KNUCKLE        95        119          767           0                         B        ***           ***         19

06274260       STEERIN        95        119          897           0                         B        ***           ***         19

07827670       FLANGE         95        119          2570                                    B        ***           ***         17


08647017       FINAL D        88        119          0                                       B        ***           ***         02

08643990       SHAFT-F        95        100          0             0          AM88583        B        ***           ***         17

08677214       GEAR-PA        95        119          0             0          AM96152        B        ***           ***         31

08678343       CASE AS        95        100          0             0          AM88814        B        ***           ***         31


VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07824          GM28661

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---

08678343       CASE AS        95        100          0             0          AM88814        B        ***           ***         31

08683560       SHAFT,O        95        119          8             0          AM89375        B        ***           ***         17

08683604       GEAR-FR        95        100          0             0          AM88583        B        ***           ***         31

14008640       HUB            90        119          6609                                    B        ***           ***         18

14012595       KNUCKLE        90        119          379                                     B        ***           ***         19

14012596       KNUCKLE        90        119          567                                     B        ***           ***         19

14018393       KNUCKLE        87        119          99                                      B        ***           ***         19

14018394       KNUCKLE        87        119          73                                      B        ***           ***         19

14030355       SHAFT-A        93        119          2379                                    B        ***           ***         17

14054925       KNUCKLE        94        119          29                                      B        ***           ***         19

14054926       KNUCKLE        94        119          14                                      B        ***           ***         19

14094932       ROTOR A        95        119          69743         0          AM78893        B        ***           ***         18

15651809       KNUCKLE        94        119          52            0          AM45316        B        ***           ***         19


15651810       KNUCKLE        94        119          48            0          AM45316        B        ***           ***         19

18013455       CALIPER        88        119          0                                       B        ***           ***         18


VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07824          GM28661

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---

18013455       CALIPER        88        119          0                                       B        ***           ***         18

18013456       CALIPER        88        119          0                                       B        ***           ***         18

18013526       BACKING        89        119          5909                                    B        ***           ***         18

18013527       BACKING        90        119          7375                                    B        ***           ***         18

18014808       DRUM AS        93        119          545                      AM26089        B        ***           ***         18

18015381       CALIPER        91        119          561           0                         B        ***           ***         18

18015382       CALIPER        91        119          336           0                         B        ***           ***         18

18015383       CALIPER        95        119          759           0          AM93355        B        ***           ***         18

18015384       CALIPER        95        119          766           0          AM93355        B        ***           ***         18

18015385       CALIPER        94        119          942           0          AM93355        B        ***           ***         18

18015386       CALIPER        94        119          913           0          AM93355        B        ***           ***         18

18015427       CALIPER        95        119          1651          0          AM68337        B        ***           ***         18

18015428       CALIPER        95        119          1777          0          AM68335        B        ***           ***         18

18016023       KNUCKLE        95        119          2251          0                         B        ***           ***         19

18016024       KNUCKLE        95        119          2538          0                         B        ***           ***         19


VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07824          GM28661

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---

18016024       KNUCKLE        95        119          2538          0                         B        ***           ***         19

18016031       HUB & D        90        119          359           0          AM37197        B        ***           ***         18

18016226       HUB & D        93        119          15581                                   B        ***           ***         18

18017179       BRAKE D        95        119          4894                                    B        ***           ***         18

18017369       PIN,PAR        94        119          0             0          AM74814        B        ***           ***         18

18017537       ROTOR          94        119          69588         0          AM89360        T        ***           ***         18

18017538       ROTAR A        95        119          544           0          AM57230        B        ***           ***         18

18017712       KNUCKLE        93        119          52            0          AM32225        B        ***           ***         17

18017713       KNUCKLE        93        119          50            0          AM32225        B        ***           ***         17

18018810       ADJUSTE        93        119          111           0          AM47680        B        ***           ***         18

18018811       ADJUSTE        93        119          83            0          AM47680        B        ***           ***         18

18018812       SHOE AS        93        119          59588                    AM57590        B        ***           ***         18

18019381       SHOE AS        92        119          172           0          AM17149        B        ***           ***         18

18019498       LEVER A        94        119          0             0          AM74815        B        ***           ***         18

18019499       LEVER A        93        119          0             0          AM76207        B        ***           ***         18


VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07824          GM28661

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---

 8019499       LEVER A        93        119          0             0          AM76207        B        ***           ***         18

18020184       LEVER, R       95        300          0             0          AM98412        B        ***           ***         18

18020185       LEVER, R       95        300          0             0          AM98412        B        ***           ***         18

18020238       PISTON         95        119          0             0          AM99090        B        ***           ***         18

18020442       KNUCKLE        95        300          0             0          AM98390        B        ***           ***         18

18020443       KNUCKLE        95        300          0                        AM98588        B        ***           ***         31

18020594       SPRING         95        300          0             0          AM98412        B        ***           ***         18

18020595       SPRING         95        300          0             0          AM98412        B        ***           ***         18

18020785       ROTOR A        95        119          0             0          AM64297        B        ***           ***         18

18020817       DRUM AS        95        119          0             0          AM98409        B        ***           ***         18

18020903       CALIPER        93        119          10                       AM93355        B        ***           ***         18

18020904       CALIPER        93        119          14                       AM93355        B        ***           ***         18

18021030       KNUCKLE        95        119          0             0          AM79249        B        ***           ***         17

18021031       KNUCKLE        95        119          0             0          AM79249        B        ***           ***         17

18021049       ROTOR          95        119          0             0          AM98415        B        ***           ***         31



VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07824          GM28661

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---

18021049       ROTOR          95        119          0             0          AM98415        B        ***           ***         31

18021052       KNUCKLE        95        119          0             0          AM98413        B        ***           ***         31

18021053       KNUCKLE        95        119          0             0          AM98413        B        ***           ***         31

18021162       CALIPER        95        119          0             0          AM78939        B        ***           ***         18

18021163       CALIPER        95        119          0             0          AM78939        B        ***           ***         18

18021344       ROTOR A        95        119          0                        AM98899        B        ***           ***         18

18021347       KNUCKLE        95        119          0                        AM98899        B        ***           ***         31

18021348       KNUCKLE        95        119          0                        AM98899        B        ***           ***         31

18021419       DRUM AS        95        119          0                        AM79009        B        ***           ***         31

22506477       SHAFT-A        90        119          2359                                    B        ***           ***         17

22510799       CARRIER        90        119          17                                      B        ***           ***         17

22525894       GEAR PK        93        119          5501                                    U        ***           ***         17

25518892       REAR BR        95        119          18212                                   B        ***           ***         18

25522880       KNUCKLE        95        119          2279                                    B        ***           ***         17

25522881       KNUCKLE        95        119          1785                                    B        ***           ***         17


VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07824          GM28661

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---


25522881       KNUCKLE        95        119          1785                                    B        ***           ***         17

25527482       KNUCKLE        90        119          146                                     B        ***           ***         17

25527483       KNUCKLE        90        119          138                                     B        ***           ***         17

25555625       KNUCKLE        93        119          1                                       B        ***           ***         17

25555626       KNUCKLE        93        119          0                                       B        ***           ***         17

26006919       GEAR &         89        119          50                                      B        ***           ***         17

26009716       HOUSING        89        119          658                                     B        ***           ***         17

26010416       SHAFT-R        95        119          2664          0                         B        ***           ***         17

26015211       RING &         90        119          17                                      B        ***           ***         17

26016277       HOUSING        90        119          73            0                         B        ***           ***         17

26016515       GEAR AS        91        119          1080          0          AM17149        B        ***           ***         17

26017961       RING &         90        119          16                                      B        ***           ***         17

26019539       SHAFT          92        119          725                                     B        ***           ***         17

26019802       GEAR KI        90        383          1056                                    B        ***           ***         17

26026250       CASE DI        93        119          889                                     B        ***           ***         17


VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07824          GM28661

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---

26026250       CASE DI        93        119          889                                     B        ***           ***         17

26026251       CASE-DI        93        119          1698                                    B        ***           ***         17


26028314       AXLE AS        92        119          0             0          AM17813        B        ***           ***         17

26028316       AXLE AS        92        119          0             0          AM17813        B        ***           ***         17

26028317       AXLE AS        92        119          0             0          AM17813        B        ***           ***         17

26028320       AXLE AS        92        119          0             0          AM17813        B        ***           ***         17

26028323       AXLE AS        92        119          0             0          AM17813        B        ***           ***         17

26023825       AXLE AS        92        119          0             0          AM17813        B        ***           ***         17

26028327       AXLE AS        92        119          1             0          AM17813        B        ***           ***         17

26031777       AXLE AS        92        217          1             0          AM88308        B        ***           ***         17

26031852       AXLE AS        95        119          24                       AM56119        B        ***           ***         17

26031853       AXLE           95        119          23            0          AM82833        U        ***           ***         17

26031855       AXLE           95        119          19            0          AM90119        U        ***           ***         17

26031858       AXLE AS        95        119          1             0          AM45369        U        ***           ***         17

26031859       AXLE           95        119          1                        AM33798        U        ***           ***         17


VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07824          GM28661

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---

26031859       AXLE           95        119          1                        AM33798        U        ***           ***         17

26031860       AXLE           95        119          1                        AM33798        U        ***           ***         17

26032937       AXLE AS        93        217          1             0          AM56338        B        ***           ***         17

26033196       SHAFT          93        119          130           0          AM61798        B        ***           ***         17


26033820       BOLT/SC        95        119          1             0          AM47592        B        ***           ***         28

26034050       HOUSING        93        119          20            0          AM78939        B        ***           ***         17

26035518       AXLE AS        95        119          2             0          AM78939        B        ***           ***         17



VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07825          GM28662

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---

00558975       GEAR-DI        90        217          522                                     B        ***           ***         17

00558976       GEAR-DI        90        217          8376                                    B        ***           ***         17

00562923       GEAR SE        87        217          12            1639                      B        ***           ***         17

01249146       DRUM           92        217          7026                     AM57626        B        ***           ***         18

01255496       DRUM           92        217          134                                     B        ***           ***         18

03878972       FLANGE         70        217          325           1132                      B        ***           ***         17

03879208       FLANGE         81        217          557           113                                ***           ***         17

03887867       HUB ASM        74        217          318           4568                      B        ***           ***         18

03996118       FLANGE         81        217          6630          374        AM32857        B        ***           ***         17

07829901       TUBE           91        217          1360                                    B        ***           ***         19

14008467       ROD ASM        81        217          157           0          AM59398        B        ***           ***         19

14030327       GEAR SE        89        217          0                                       B        ***           ***         17

14032671       ARM            89        217          3             0          AM62857        B        ***           ***         19

14035368       SHFT-AX        89        217          1661          2186       AM32865        B        ***           ***         17


14056109       GEAR &         89        217          381                                     B        ***           ***         17


VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07824          GM28661

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---

14056109       GEAR &         89        217          381                                     B        ***           ***         17

14067632       CARR&T         89        217          116                                     B        ***           ***         17
               U

14067635       CARR&T         89        217          196                                     B        ***           ***         17
               U

14074821       SHAFT          89        217          820           2075                      B        ***           ***         17

14074822       SHAFT          89        217          759           2075                      B        ***           ***         17

14085347       GEAR           86        217          397                                     B        ***           ***         17

14085348       GEAR &         90        217          2670          3712       AM32865        B        ***           ***         17

14085349       GEAR &         90        217          3762                                    B        ***           ***         17

14091321       CARRIER        87        217          8                                       B        ***           ***         17

14091322       CARRIER        90        217          51                                      B        ***           ***         17

14092210       GEAR &         88        217          650           2487       AM32865        B        ***           ***         17

15597979       ARM STR        90        217          2                        AM61322        B        ***           ***         19

15679733       DRUM           95        217          1358                     AM75745        B        ***           ***         18

15693455       DRUM           95        217          1330          0          AM72635        B        ***           ***         18

22512850       SHAFT A        88        217          996           2075                      C        ***           ***         17


VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07824          GM28661

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---

22512850       SHAFT A        88        217          996           2075                      C        ***           ***         17

22515440       SHFT-AX        87        217          365           2075                      B        ***           ***         17

22515441       SHFT-AX        89        217          1213          2186       AM32865        B        ***           ***         17

22521259       GEAR SE        84        217          7             1509                      B        ***           ***         17

26004466       GEAR UN        90        217          658           0                         B        ***           ***         17

26004859       SHAFT-R        90        217          61            1933                      B        ***           ***         17

26005801       HOUSING        94        217          21                                      B        ***           ***         17

26009312       AXLE AS        91        217          0             0                         U        ***           ***         17

26009313       AXLE AS        91        217          0                                       U        ***           ***         17

26009315       AXLE AS        91        217          0                                       U        ***           ***         17

26009508       DIFF SI        90        217          7760                     AM30221        B        ***           ***         17

26009534       AXLE SH        95        217          1757                     AM30221        B        ***           ***         17

26010793       COVER A        95        217          1454          0          AM30221        B        ***           ***         17

26011054       AXLE SH        93        217          141                      AM30221        B        ***           ***         17

26011055       AXLE SH        93        217          128                      AM30221        B        ***           ***         17


VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07824          GM28661

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---

26011055       AXLE SH        93        217          128                      AM30221        B        ***           ***         17

26011517       RETAINE        90        217          12            0                         B        ***           ***         20

26012953       AXLE AS        92        217          0                                       B        ***           ***         17

26013007       RING &         90        217          201                                     B        ***           ***         17

26013013       END            92        217          1312          0          AM40946        B        ***           ***         17

26013882       AXLE SH        95        217          2393          0                         B        ***           ***         17

26014371       DIFF. S        90        217          0             0                         B        ***           ***         17

26014374       PIN. FL        95        217          196           0          AM30221        B        ***           ***         17

26014421       HSG. AS        90        217          328                                     B        ***           ***         17

26014585       SHF            93        217          1             0          AM80265        U        ***           ***         31

26014606       CASE           93        217          27            0          AM61660        B        ***           ***         17

26014607       SHF            95        217          14            0          AM96102        B        ***           ***         18

26014613       AXLE SH        00                     0                        AM93091        B        ***           ***         31

26014770       GEAR SE        93        217          0             0          AM57753        B        ***           ***         17

26015257       AXLE SH        95        217          1159          0                         B        ***           ***         17



VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07824          GM28661

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---

26015257       AXLE SH        95        217          1159          0                         B        ***           ***         17

26015258       AXLE SH        95        217          1159          0                         B        ***           ***         17

26015259       AXLE SH        92        217          400           0                         B        ***           ***         17

26015260       AXLE SH        93        217          1226          0                         B        ***           ***         17

26016082       HSG. AS        90        217          41                                      B        ***           ***         17

26016304       RR AXLE        00                     0                        AM60728        B        ***           ***         31

26016760       SHAFT-R        94        217          24                       AM30221        B        ***           ***         17

26017272       RING &         91        217          65                                      B        ***           ***         17

26018657       RR AXLE        91        217          19            0                         B        ***           ***         17

26018658       HOUSING        91        384          19            0                         U        ***           ***         17

26018659       RR AXLE        91        217          80                                      B        ***           ***         17

26018942       REAR AX        91        217          0                                       U        ***           ***         17

26018497       REAR AX        91        217          0                                       U        ***           ***         17

26018950       REAR AX        91        217          0                                       U        ***           ***         17

26018951       REAR AX        91        217          0                                       U        ***           ***         17


VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07824          GM28661

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C

----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---

26018951       REAR AX        91        217          0                                       U        ***           ***         17

26018952       REAR AX        91        217          0                                       U        ***           ***         17

26018953       REAR AX        91        217          0                                       U        ***           ***         17

26018954       REAR AX        91        217          0                                       U        ***           ***         17

26018955       REAR AX        91        217          0                                       U        ***           ***         17

26019043       RING &         91        217          244           0                         B        ***           ***         17

26020823       AXLE AS        92        217          0                                       U        ***           ***         17

26020824       AXLE AS        92        217          0                                       U        ***           ***         17

26020833       AXLE AS        92        217          0                                       U        ***           ***         17

26020837       AXLE AS        92        217          0                                       U        ***           ***         17

26020838       AXLE AS        92        217          0                                       U        ***           ***         17

26020839       AXLE AS        92        217          0                                       U        ***           ***         17

26020845       AXLE AS        92        217          0                                       U        ***           ***         17

26020846       AXLE AS        92        217          0                                       U        ***           ***         17

26020847       AXLE AS        92        217          0                                       U        ***           ***         17


VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07824          GM28661

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---

26020847       AXLE AS        92        217          0                                       U        ***           ***         17


26020851       AXLE AS        92        217          0                                       U        ***           ***         17

26020852       AXLE AS        92        217          0                                       U        ***           ***         17

26020853       AXLE AS        92        217          0                                       U        ***           ***         17

26020857       AXLE AS        92        217          0                                       U        ***           ***         17

26020858       AXLE AS        92        217          0                                       U        ***           ***         17

26020859       AXLE AS        92        217          0                                       U        ***           ***         17

26020875       AXLE AS        92        217          0                                       U        ***           ***         17

26023735       AXLE AS        91        217          0                                       B        ***           ***         17

26023820       HOUSING        92        217          190           0          AM30207        B        ***           ***         17

26023821       HOUSING        92        217          275           0          AM30207        B        ***           ***         17

26024325       HOUSING        92        217          60            0          AM30136        B        ***           ***         17

26026247       CASE -         95        217          2243          0                         B        ***           ***         17

26026248       DIFF. C        95        217          608           0          AM30221        B        ***           ***         17

26026301       AXLE           94        217          0             0          AM31878        U        ***           ***         17


VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07824          GM28661

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---

26026301       AXLE           94        217          0             0          AM31878        U        ***           ***         17

26026302       AXLE           94        217          2             0          AM31878        U        ***           ***         17

26026749       AXLE AS        91        217          0                                       U        ***           ***         17

26026750       AXLE AS        91        216          0                                       U        ***           ***         17


26026751       AXLE AS        91        216          0                                       U        ***           ***         17

26026780       GEAR SE        92        217          21            0          AM30207        B        ***           ***         17

26026781       GEAR SE        92        217          78            0          AM30207        B        ***           ***         17

26026782       GEAR SE        92        217          184           0          AM30207        B        ***           ***         17

26027356       AXLE AS        93        217          1             0          AM30221        U        ***           ***         17

26027357       AXLE AS        93        217          0             0          AM30221        U        ***           ***         17

26027358       AXLE AS        94        217          1             0          AM30221        U        ***           ***         17

26027361       AXLE AS        93        217          *             0          AM30221        U        ***           ***         17

26027362       AXLE AS        93        217          3             0          AM30221        U        ***           ***         17

26027588       AXLE SH        95        217          283                      AM72010        B        ***           ***         17

26027589       SHAFT          95        217          186           0          AM56688        U        ***           ***         17



--------
* Number is  illegible on the master.

VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07824          GM28661

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---

26027589       SHAFT          95        217          186           0          AM56688        U        ***           ***         17

26028912       HOUSING        91        217          231           0                         B        ***           ***         17

26029246       AXLE AS        93        217          0                        AM30221        U        ***           ***         17

26029247       AXLE AS        93        217          0                        AM30221        U        ***           ***         17


26029248       AXLE AS        93        217          0                        AM30221        U        ***           ***         17

26029249       AXLE AS        93        217          0                        AM30221        U        ***           ***         17

26029250       AXLE AS        92        217          0             0                         U        ***           ***         17

26029251       AXLE AS        92        217          0             0                         U        ***           ***         17

26029253       AXLE AS        93        217          17                       AM30221        U        ***           ***         17

26029254       AXLE AS        93        217          23                       AM30221        U        ***           ***         17

26029255       AXLE AS        93        217          3                        AM30221        U        ***           ***         17

26029256       AXLE AS        92        217          0             0                         U        ***           ***         17

26029257       AXLE AS        92        217          0             0                         U        ***           ***         17

26029258       AXLE AS        92        217          0             0                         U        ***           ***         17

26029259       AXLE AS        94        217          5                        AM30221        U        ***           ***         17


VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07824          GM28661

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---

26029259       AXLE AS        94        217          5                        AM30221        U        ***           ***         17

26029260       AXLE AS        93        217          34                       AM30221        U        ***           ***         17

26029261       AXLE AS        94        217          20                       AM30221        U        ***           ***         17

26029262       AXLE AS        92        217          0             0                         U        ***           ***         17

26029263       AXLE AS        92        217          1             0                         U        ***           ***         17

26029264       AXLE AS        92        217          0             0                         U        ***           ***         17

26029268       AXLE AS        92        217          0             0                         U        ***           ***         17


26029269       AXLE AS        92        217          0             0                         U        ***           ***         17

26029270       AXLE AS        92        217          0             0                         U        ***           ***         17

26029273       AXLE AS        93        217          1                        AM30221        U        ***           ***         17

26029997       ROD            93        217          300           0          AM59384        B        ***           ***         19

26030277       AXLE           94        217          0             0          AM32479        U        ***           ***         17

26030278       AXLE           94        217          0             0          AM32479        U        ***           ***         17

26030280       AXLE           94        217          0             0          AM32479        U        ***           ***         17

26030282       AXLE           94        217          0             0          AM32479        U        ***           ***         17


VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07824          GM28661

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---

26030282       AXLE           94        217          0             0          AM32479        U        ***           ***         17

26030284       AXLE           94        217          1             0          AM32479        U        ***           ***         17

26030286       AXLE           93        217          0                        AM33314        U        ***           ***         17

26030287       AXLE           93        217          0                        AM33314        U        ***           ***         17

26030288       AXLE           93        217          0                        AM33314        U        ***           ***         17

26030334       AXLE           94        217          0             0          AM31878        U        ***           ***         17

26030335       AXLE           94        217          5             0          AM31878        U        ***           ***         17

26030336       AXLE           94        217          5             0          AM31878        U        ***           ***         17

26030337       AXLE           94        217          2             0          AM31508        U        ***           ***         17


26030531       AXLE AS        94        217          64                       AM30221        U        ***           ***         17

26030532       SHAFT A        94        217          3             0          AM99328        B        ***           ***         17

26030533       SHAFT A        94        217          26            0          AM99328        B        ***           ***         17

26030535       AXLE AS        94        217          13                       AM30221        U        ***           ***         17

26030539       AXLE AS        93        217          53                       AM30221        U        ***           ***         17

26030713       RR AXLE        93        217          50                       AM72442        B        ***           ***         17


VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07824          GM28661

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---

26030713       RR AXLE        93        217          50                       AM72442        B        ***           ***         17

26031187       AXLE           93        217          0             0          AM31870        U        ***           ***         17

26031251       SHAFT          92        217          1481                     AM46400        B        ***           ***         17

26031252       SHAFT          92        217          259                      AM41000        B        ***           ***         17

26031267       HOUSING        92        217          227           0          AM30207        B        ***           ***         17

26031320       AXLE           94        217          2                        AM62347        B        ***           ***         17

26031321       AXLE           94        217          1                        AM62347        B        ***           ***         17

26031322       AXLE           94        217          2                        AM62347        B        ***           ***         17

26031323       AXLE           94        217          0                        AM62347        B        ***           ***         31

26031324       AXLE           94        217          0                        AM62347        B        ***           ***         31

26031327       AXLE           94        217          0                        AM62347        B        ***           ***         31

26031328       AXLE           94        217          0                        AM62347        B        ***           ***         17


26031332       AXLE           94        217          0             0          AM65319        B        ***           ***         31

26031338       AXLE           94        217          4             0          AM71742        B        ***           ***         17

26031739       AXLE           93        217          0             0          AM31878        U        ***           ***         17


VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07824          GM28661

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---

26031739       AXLE           93        217          0             0          AM31878        U        ***           ***         17

26031857       AXLE           93        217          0             0          AM31878        U        ***           ***         17

26031947       CLAMP          93        217          0             0          AM54556        B        ***           ***         19

26033142       SHF            95        217          0             0          AM92014        U        ***           ***         19

26033477       CASE           95        217          6                        AM74594        U        ***           ***         17

26033478       SHF            95        217          0             0          AM91416        U        ***           ***         17

26034053       SHF            93        217          1                        AM72442        B        ***           ***         19

26034677       AXLE           93        217          5             0          AM38218        U        ***           ***         17

26034679       AXLE           93        217          2             0          AM38218        U        ***           ***         17

26034780       AXLE           94        217          0             0          AM75144        U        ***           ***         17

26034783       AXLE           94        217          0             0          AM75144        U        ***           ***         31

26034788       GEAR           94        217          0             0          AM85380        B        ***           ***         17

26034789       GEAR           94        217          0             0          AM85380        B        ***           ***         17

26037330       AXLE AS        94        217          0             0          AM99328        B        ***           ***         31


26038396       SHF            94        217          0                        AM90262        B        ***           ***         17


VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07824          GM28661

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---

26038396       SHF            94        217          0                        AM90262        B        ***           ***         17

26038960       AXLE           93        217          0                        AM51859        U        ***           ***         17

26038961       AXLE           93        217          2                        AM51859        U        ***           ***         17

26040375       CASE           95        217          10                       AM90693        B        ***           ***         17

26041015       ROD            95        217          21            0          AM96151        B        ***           ***         19



VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07825          GM28663

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---

00335210       TIE            82        217          55                       AM69375        B        ***           ***         19

00378343       SOCKET         95        130          4774                                    B        ***           ***         19


00458201       SOCKET         95        217          184                                     B        ***           ***         19

00718237       ARM PIT        91        217          975                                     B        ***           ***         19

00718238       PITMAN         90        217          0                                       B        ***           ***         19

00718522       ARM PIT        85        217          35                                      B        ***           ***         19

00718523       ARM STR        94        217          162                                     B        ***           ***         19

00718524       ARM            91        217          869                      AM69362        B        ***           ***         19

03741383       ARM            82        217          385                      AM82323        B        ***           ***         19

06259993       PIT ARM        94        217          0                                       B        ***           ***         19

06260677       SUPPO          95        217          1152                                    B        ***           ***         19

06270303       RELAY R        93        217          793                                     B        ***           ***         19

06270304       ROD-REL        82        217          194           57                        B        ***           ***         19

07826314       ARM PIT        91        217          764                                     B        ***           ***         19

07826611       ARM PIT        90        217          218                                     B        ***           ***         19


VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07824          GM28661

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---

07826611       ARM PIT        90        217          218                                     B        ***           ***         19

07826870       SAG PA         93        217          9877          0          AM59649        B        ***           ***         19

07828441       SOCKET         79        217          44            57                        B        ***           ***         19

07828456       PITMAN         88        217          422           183                       B        ***           ***         19


07831904       ARM            91        217          353                                     B        ***           ***         19

07833117       ROD ASM        88        217          1350                                    B        ***           ***         19

07833472       ROD ASM        88        217          151           1728                      B        ***           ***         19

07833478       ROD ASM        91        217          3410                                    B        ***           ***         19

07833479       SHF            83        217          219                      AM69371        B        ***           ***         19

07833482       SOCKET         90        217          2667                                    B        ***           ***         19

07833484       ROD ASM        90        217          1066                                    B        ***           ***         19

07833487       ROD ASM        80        217          2616                                    B        ***           ***         19

07833489       ROD ASM        90        217          78            1784                      B        ***           ***         19

07833492       INNTER         90        217          26                                      B        ***           ***         19

07833493       OUTER T        90        217          37                                      B        ***           ***         19


VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07824          GM28661

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---

07833493       OUTER T        90        217          37                                      B        ***           ***         19

07834621       INNER R        85        217          284           1732                      B        ***           ***         19

07835784       INT. RO        88        217          550           1785                      B        ***           ***         19

07836721       SOCKET         90        217          1009          1732                      B        ***           ***         19

07836734       ARM PIT        90        217          483                                     B        ***           ***         19

07838063       INT TIE        90        217          1507                                    B        ***           ***         19

07838066       OTR TIE        88        217          996                                     B        ***           ***         19


07838713       ROD ASM        90        217          729                                     B        ***           ***         19

07838931       SOCKET         90        217          2991                                    B        ***           ***         19

07842102       IDLER A        84        217          278           1055                      B        ***           ***         19

07849564       ARM            88        217          40                                      B        ***           ***         19

14000108       TIE ROD        91        217          10342                                   B        ***           ***         19

14000544       SOCKET         90        217          5154                                    B        ***           ***         19

14010102       ARM ASM        90        217          274                                     B        ***           ***         19

14010106       ARM ASM        90        217          1098                                    B        ***           ***         19


VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07824          GM28661

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---

14010106       ARM ASM        90        217          1098                                    B        ***           ***         19

14024036       SOCKET         91        217          1818                                    B        ***           ***         19

14024108       ARM PIT        84        217          74            0          AM53251        B        ***           ***         19

14032655       ROD-STR        89        217          191                                     B        ***           ***         19

14032656       ARM ASM        89        217          4936                                    B        ***           ***         19

14032659       SOCKET         89        217          4757                                    B        ***           ***         19

14032664       SUPPORT        89        217          281                                     B        ***           ***         19

14032669       ROPD-          89        217          1448                                    B        ***           ***         19
               STR

14032670       STRG-RO        89        217          11                                      B        ***           ***         19


14041514       ROD-STR        91        217          704                                     B        ***           ***         19

14041517       SOCKET         91        217          2710                                    B        ***           ***         19

14041662       RPD ASM        91        217          1749                                    B        ***           ***         19

14042467       ROD-STR        90        217          139                                     B        ***           ***         19

14045694       R-TRK R        90        217          1463                                    B        ***           ***         19

14045695       ARM ASM        90        217          6824                                    B        ***           ***         19


VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07824          GM28661

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---

14045695       ARM ASM        90        217          6824                                    B        ***           ***         19

14062916       ARM ASM        84        217          138           28                        B        ***           ***         19

14064660       ARM            91        217          2060                                    B        ***           ***         19

14074904       ARM-PIT        90        217          210                                     B        ***           ***         19

14074905       ARM-PIT        90        217          0                                       B        ***           ***         19

14074906       ROD ASM        90        217          1998                                    B        ***           ***         19

15530363       ARM            95        217          24                                      B        ***           ***         19

15568009       ROD ASS        90        217          484                                     B        ***           ***         19

15595962       ARM-PIT        91        217          709                                     B        ***           ***         19

15595963       ARM ASM        91        217          1989                                    B        ***           ***         19

15622056       PITMAN         90        217          1                                       C        ***           ***         19


15622065       ARM            91        217          73                                      B        ***           ***         19

15625712       ARM-S          91        217          131                                     B        ***           ***         19

15625755       PITMAN         90        217          6                                       C        ***           ***         19

15651267       PIT. AR        95        217          90                                      C        ***           ***         19


VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07824          GM28661

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---

15651267       PIT. AR        95        217          90                                      C        ***           ***         19

15672603       PITMAN         95        217          5                                       B        ***           ***         19

15679992       ARM -PI        95        217          1             0          AM30423        B        ***           ***         19

15680002       ARM - P        95        217          0             0          AM30423        B        ***           ***         19

15691848       ARM            94        217          11            0          AM58592        B        ***           ***         19

18018680       DRUM HU        95        217          96                       AM87602        B        ***           ***         18

26000151       ROD ASM        90        217          14745                                   B        ***           ***         19

26000153       ROD ASM        90        217          6763                                    B        ***           ***         19

26000155       ROD ASM        90        217          5133                                    B        ***           ***         19

26001371       SHF            95        217          451                      AM74975        B        ***           ***         19

26005899       IDLER A        90        217          0                                       B        ***           ***         19

26011510       LKR            90        217          17                       AM65635        B        ***           ***         20

26013538       ROD-REL        95        217          53                                      B        ***           ***         19

26013540       PITMAN         90        217          54                                      B        ***           ***         19


26016946       ROD, ST        90        217          360                                     B        ***           ***         19


VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07824          GM28661

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---

26016946       ROD, ST        90        217          360                                     B        ***           ***         19

26017985       CONNECT        90        217          270                                     B        ***           ***         19

26019607       IDLER A        90        217          10992                                   B        ***           ***         19

26020885       RELAY R        95        217          251           0                         B        ***           ***         19

26021230       RELAY R        95        217          465                                     B        ***           ***         19

26021270       ROD ASM        95        217          46                                      B        ***           ***         19

26022135       IDLER A        90        217          18886                                   B        ***           ***         19

26022152       IDLER A        90        217          9814                                    B        ***           ***         19

26022173       IDLER A        90        217          18941                                   B        ***           ***         19

26024678       IDLER A        93        217          14311         0          AM30206        B        ***           ***         19

26026925       ARM, ST        92        217          81068                                   B        ***           ***         19

26027087       IDLER A        93        217          1757          0          AM48205        B        ***           ***         19

26028523       ROD            93        217          1255                     AM55581        B        ***           ***         19

26028524       ARM            93        217          284           0          AM54598        B        ***           ***         19

26028727       OUTER T        00                     0                        AM43392        U        ***           ***         31


VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07824          GM28661

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---

26028727       OUTER T        00                     0                        AM43392        U        ***           ***         31

26930000       GEAR KI        93        217          578           0          AM41311        U        ***           ***         19

26031952       ROD            95        217          1             0          AM72288        B        ***           ***         19

26031953       IDLER A        93        217          13                       AM36125        U        ***           ***         19

26031954       PITMAN         94        217          0                        AM36125        U        ***           ***         19

26031956       INNER T        00                     0                        AM43392        U        ***           ***         31

26031957       ROD STE        92        217          10            0          AM61121        B        ***           ***         19

26033550       DLER A         93        217          59                       AM43392        B        ***           ***         19

26033556       STRG RE        93        217          61                       AM43392        B        ***           ***         19

26033693       SHF            95        216          4                        AM79393        B        ***           ***         19

26034055       STEER                    216          3                        AM61271        B        ***           ***         19

26034085       ROD            95        217          5             0          AM93093        U        ***           ***         19

26034090       SHF            95        217          23            0          AM94888        U        ***           ***         19

26035379       DIFF GE        90        217          94            2000       AM42324        B        ***           ***        *17

26036595       KIT BAL        92        217          334           0          AM33913        U        ***           ***         19


VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07824          GM28661

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---



26036595       KIT BAL        92        217          334           0          AM33913        U        ***           ***         19

26036600       INNER T        93        216          0             0          AM49232        B        ***           ***         19

26037825       LINK           00                     0                        AM79059        B        ***           ***         31

26037901       ROD ASY        94        217          92            0          AM94888        B        ***           ***         19

26038980       ROD            95        384          0             0          AM72288        B        ***           ***         19

26038989       ROD KIT        95        384          4             0          AM72288        B        ***           ***         19

26039583       SHF            94        384          0             0          AM72360        B        ***           ***         19

26040216       ARM PIT        95        217          11            0          AM94888        B        ***           ***         19

26041017       GEAR           95        217          8                        AM94888        B        ***           ***         19




VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
01594          GM27198

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---

07838754       SHF            90        217          8             0          AM70394        U        ***           ***         17


07838757       SHF            90        217          12            0          AM74190        U        ***           ***         17

07838758       SHFT           91        217          18            0          AM70394        U        ***           ***         17

07838759       SHFT           90        217          24            0          AM70394        U        ***           ***         17

07838762       SHFT           90        217          49            0          AM70394        U        ***           ***         17

07838763       SHF            90        217          12            0          AM74190        U        ***           ***         17

07838764       SHF            90        217          114           0          AM74190        U        ***           ***         17

07839001       BEARING        91        217          0             0          AM03402        B        ***           ***         17

07839127       YOKE           87        217          581                      AM01541        B        ***           ***         17

07839224       SHAFT          87        217          41            0          AM03402        U        ***           ***         17

07839227       SHAFT          91        217          62                       AM95123        U        ***           ***         17

07839228       SHAFT          91        217          5             0          AM03402        U        ***           ***         17

07839229       SHAFT          88        217          14            0          AM03402        B        ***           ***         17

07839231       SHF            90        217          25            0          AM74190        U        ***           ***         17

07839233       SHF            89        217          2             0          AM74190        U        ***           ***         17


VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07824          GM28661

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---

07839233       SHF            89        217          3             0          AM74190        U        ***           ***         17

07839234       SHF            89        217          0             0          AM74190        U        ***           ***         17

07839467       SHAFT          94        217          1279                     AM71072        B        ***           ***         17

07840535       SHAFT          90        217          124           0          AM03402        U        ***           ***         17


07840687       YOKE           90        217          26            0          AM03402        B        ***           ***         17

07840805       SPIDER         85        217          0             0          AM03402        B        ***           ***         17

07841077       SHAFT          95        217          132           0          AM03402        B        ***           ***         17

07841078       SHAFT          95        217          222           0          AM03402        B        ***           ***         17

07841336       SHAFT          93        217          86            0          AM03402        U        ***           ***         17

07841475       SHAFT          93        217          264                      AM95487        U        ***           ***         17

07841484       SHAFT          91        217          40            0          AM03402        U        ***           ***         17

07841488       SHF            93        217          117           0          AM03402        B        ***           ***         17

07842006       SPIDER         87        217          0             0          AM03402        B        ***           ***         17

07842127       SHAFT          95        217          231           0          AM03402        B        ***           ***         17

07842132       SHF            90        217          3             0          AM74190        U        ***           ***         17


VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07824          GM28661

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---

07842132       SHF            90        217          3             0          AM74190        U        ***           ***         17

07842133       SHF            90        217          5             0          AM74190        U        ***           ***         17

07842329       SHAFT          91        217          9             0          AM03402        U        ***           ***         17

07843984       BEARING        87        217          9             0          AM03402        B        ***           ***         17

07844074       SHAFT          91        217          378           0          AM88074        B        ***           ***         17

07844075       SHAFT          87        217          18            0          AM030402       U        ***           ***         17


07844076       SHAFT          87        217          27            0          AM03402        U        ***           ***         17

07844077       SHAFT          91        217          79            0          AM03402        U        ***           ***         17

07844401       SHAFT          93        217          192           0          AM03402        U        ***           ***         17

07844403       SHAFT          91        217          20                       AM02553        U        ***           ***         17

07844404       SHF            91        217          12            0          AM00970        U        ***           ***         17

07844740       SHAFT          90        217          278           0          AM03402        B        ***           ***         17

07845093       YOKE           89        217          15            0          AM03402        B        ***           ***         17

07845094       YOKE           95        217          555           0          AM91747        B        ***           ***         17

07845102       SHAFT          87        17           19            0          AM03402        U        ***           ***         17


VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07824          GM28661

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---

07845102       SHAFT          87        217          19            0          AM03402        U        ***           ***         17

078451119      YOKE           91        217          31            0          AM03402        B        ***           ***         17

07845487       SHAFT          91        217          7             0          AM03402        U        ***           ***         17

07845488       SHAFT          91        217          189                      AM02553        U        ***           ***         17

07845813       SHAFT          93        217          96            0          AM03402        U        ***           ***         17

07845814       SHAFT          93        217          184           0          AM03402        U        ***           ***         17

07845895       SHF            90        217          45            0          AM02933        B        ***           ***         17

07845896       SHAFT          87        217          2             0          AM03402        U        ***           ***         17

07845898       SHAFT          90        217          58                       AM02553        U        ***           ***         17


07847255       SHAFT          91        17           2             0          AM03402        U        ***           ***         17

07847256       SHAFT          90        217          4                        AM02553        U        ***           ***         17

07847257       SHAFT          90        217          6             0          AM03402        U        ***           ***         17

07847316       SHF            90        217          0             0          AM74190        U        ***           ***         17

07847635       SHF            89        217          1             0          AM74190        U        ***           ***         17

07848063       SHF            89        17           2             0          AM74190        U        ***           ***         17


VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07824          GM28661

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---

07848063       SHF            89        217          2             0          AM74190        U        ***           ***         17

07848116       YOKE           89        217          13            0          AM03402        B        ***           ***         17

07848466       SHAFT          90        217          49            0          AM03402        U        ***           ***         17

07848467       SHAFT          89        217          34            0          AM03402        U        ***           ***         17

07848468       SHF            90        217          10            0          AM74190        U        ***           ***         17

07848469       SHAFT          90        217          1             0          AM03402        U        ***           ***         17

07848526       SHAFT          90        217          1             0          AM03402        U        ***           ***         17

07848554       YOKE           91        217          33            0          AM03402        B        ***           ***         217

07848635       YOKE           95        217          894           0          AM03402        B        ***           ***         17

07848637       YOKE           94        217          124           0          AM88074        B        ***           ***         17

07848643       YOKE           88        217          9             0          AM03402        B        ***           ***         17


07849145       SHAFT          95        217          143           0          AM87901        U        ***           ***         17

07849146       SHF            95        217          3             0          AM74190        U        ***           ***         17

07849724       SHAFT          95        217          183           0          AM80566        U        ***           ***         17

22038121       PROP SH        00                     0             0          AM03402        U        ***           ***         31


VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07824          GM28661

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---

22038121       PROP SH        00                     0             0          AM03402        U        ***           ***         31

26000270       SHF            90        217          3             0          AM77562        U        ***           ***         17

26001999       SHAFT          95        217          2             0          AM57633        U        ***           ***         17

26002001       SHAFT          95        217          9             0          AM57633        U        ***           ***         17

26002002       SHAFT          94        217          30            0          AM57633        U        ***           ***         17

26002003       SHAFT          89        217          2             0          AM03402        U        ***           ***         17

26002793       SHAFT A        91        217          2             0          AM03402        U        ***           ***         17

26002796       SHAFT A        89        217          1             0          AM03402        U        ***           ***         17

26002901       SHAFT A        90        178          0             0          AM03402        B        ***           ***         17

26002923       PROP SH        90        217          0             0          AM03402        U        ***           ***         17

26002924       SHAFT A        90        178          0             0          AM03402        B        ***           ***         17

26003211       SHAFT          89        217          14            0          AM03402        B        ***           ***         17

26003659       SHAFT          95        217          194                      AM02553        U        ***           ***         17

26003877       SHAFT A        90        217          4                        AM02553        B        ***           ***         17


26003995       PROP SH        90        217          10                       AM02553        U        ***           ***         17


VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07824          GM28661

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---

26003995       PROP SH        90        217          10                       AM02553        U        ***           ***         17

26004464       PROP SH        93        217          84            O          AM03402        B        ***           ***         17

26004465       SHAFT A        87        217          5             0          AM03402        B        ***           ***         17

26005059       SHAFT          95        217          4             0          AM03402        U        ***           ***         17

26005665       SHAFT          89        217          11            0          AM03402        U        ***           ***         17

26006676       SHAFT          88        217          0             0          AM03402        U        ***           ***         17

26006678       SHF            91        217          1             0          AM77386        B        ***           ***         17

26006679       SHAFT          88        217          0             0          AM03402        B        ***           ***         17

26006680       SHAFT          95        217          213           0          AM03402        U        ***           ***         17

26006682       SHAFT          90        217          6             0          AM03402        U        ***           ***         17

26006683       SHAFT          88        217          0             0          AM03402        U        ***           ***         17

26006664       SHAFT          88        217          0             0          AM03402        U        ***           ***         17

26006948       PROPSHA        94        217          246                      AM30111        U        ***           ***         17

26008855       YOKE           94        217          101           0          AM41665        B        ***           ***         17

26008867       BEARING        90        217          25180                    AM30864        B        ***           ***         17


VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07824          GM28661

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---

26008867       BEARING        90        217          25180                    AM30864        B        ***           ***         17

26010027       SPIDER         92        217          536           0          AM39088        B        ***           ***         17

26010558       SPIDER         90        217          6295                     AM43293        B        ***           ***         17

26010700       YOKE AS        95        217          55            0          AM03402        B        ***           ***         17

26010886       SHFT           95        217          13            0          AM64737        U        ***           ***         17

26010888       SHF            95        217          1                        AM64224        B        ***           ***         17

26010890       SHF            95        217          15                       AM64224        B        ***           ***         17

26010893       SHF            94        217          7                        AM64224        B        ***           ***         17

26010894       SHF            89        217          2             0          AM97409        U        ***           ***         17

26010897       SHAFT          89        217          1             0          AM03402        U        ***           ***         17

26012305       PROPSHA        94        217          67                       AM02553        B        ***           ***         17

26012306       PROPSHA        91        217          34                       AM02553        B        ***           ***         17

26013276       PROP SH        90        217          0             0          AM03402        U        ***           ***         17

26013277       SHAFT          95        217          8                        AM51419        U        ***           ***         17

26013278       PROP SH        90        217          2             0          AM03402        U        ***           ***         17


VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07824          GM28661

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---

26013278       PROP SH        90        217          2             0          AM03402        U        ***           ***         17

26013281       YOKE AS        95        217          78                       AM94505        B        ***           ***         17

26013529       PROP SH        89        217          0             0          AM03402        U        ***           ***         17

26013585       FRT PRO        90        217          7             0          AM91747        B        ***           ***         17

26013586       SHAFT A        91        217          14            0          AM03402        B        ***           ***         17

26013911       SHAFT &        91        217          726           0          AM03402        B        ***           ***         17

26013913       SHAFT &        91        217          226           0          AM03402        B        ***           ***         17

26014067       SHAFT A        91        217          27            0          AM03402        U        ***           ***         17

26014236       SHF            95        217          58            0          AM74274        B        ***           ***         17

26014287       SHF            95        217          6                        AM78981        U        ***           ***         17

26014288       SHF            95        217          0                        AM64224        B        ***           ***         17

26014290       SHF            95        217          38            0          AM73643        U        ***           ***         17

26014820       PROP. S        89        217          5             0          AM03402        B        ***           ***         17

26014904       SHAFT          95        217          7             0          AM51419        U        ***           ***         17

26014905       SHAFT          95        217          9             0          AM51419        U        ***           ***         17


VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)

07824          GM28661

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---

26014905       SHAFT          95        217          9             0          AM51419        U        ***           ***         17

26014906       SHAFT          95        217          3             0          AM51419        U        ***           ***         17

26014907       SHAFT          95        217          14            0          AM51419        U        ***           ***         17

26015309       SHAFT A        91        217          11            0          AM03402        U        ***           ***         17

26015310       SHAFT A        91        217          4             0          AM03402        U        ***           ***         17

26015386       SHAFT A        91        217          2             0          AM03402        U        ***           ***         17

26015393       SHAFT A        91        217          1             0          AM03402        B        ***           ***         17

26015394       SHAFT A        90        217          28            0          AM01272        B        ***           ***         17

26015584       SLIP YO        94        217          102           0          AM03402        B        ***           ***         17

26015639       SHAFT A        91        217          19            0          AM03402        U        ***           ***         17

26015640       SHAFT A        91        217          22            0          AM03402        U        ***           ***         17

26016210       SHAFT A        91        217          25            0          AM03402        B        ***           ***         17

26016452       SHF            95        217          8             0          AM74185        U        ***           ***         17

26016630       UJT BEA        95        217          5             0          AM03402        B        ***           ***         17

26018062       PROP. A        95        217          58                       AM90890        B        ***           ***         17


VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07824          GM28661

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---


26018062       PROP. A        95        217          58                       AM90890        B        ***           ***         17

26018066       PROP. A        95        217          264           0          AM92612        B        ***           ***         17

26018610       SHAFT A        90        217          1             0          AM03402        U        ***           ***         17

26019535       PROP. A        91        217          12            0          AM03402        B        ***           ***         17

26019536       PROPSHA        91        217          1             0          AM01272        B        ***           ***         17

26019541       PROPSHA        90        217          13            0          AM03402        B        ***           ***         17

26019542       SHAFT          95        217          1             0          AM57633        U        ***           ***         17

26019543       PROP S.        90        217          6             0          AM03402        B        ***           ***         17

26019544       PROP. S        90        217          6             0          AM03402        B        ***           ***         17

26019545       SHAFT          94        217          21            0          AM57633        U        ***           ***         17

26019546       SHAFT          95        217          19            0          AM57633        U        ***           ***         17

26019549       SHAFT          95        217          9             0          AM57633        U        ***           ***         17

26019634       YOKE AS        90        217          8             0          AM03402        B        ***           ***         17

26019673       SHAFT          84        210          0             0          AM03402        B        ***           ***         17

26020316       SHF            95        217          46            0          AM74190        U        ***           ***         17


VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07824          GM28661

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---

26020316       SHF            95        217             46           0        AM74190        U        ***           ***         17

26020317       SHF            95        217             87           0        AM74190        U        ***           ***         17


26020319       SHAFT          94        217             34           0        AM57633        U        ***           ***         17

26020347       SHAFT A        92        217              0           0        AM03402        U        ***           ***         17

26022455       PROPSHA        92        217              0           0        AM03402        B        ***           ***         17

26022466       K-TRUCK        94        217           1274           0        AM87555        B        ***           ***         17

26022467       PROPSHA        94        217            172           0        AM87903        U        ***           ***         17

26022608       SHAFT A        91        217              3           0        AM03402        B        ***           ***         17

26023053       SHAFT A        92        217             92           0        AM03402        B        ***           ***         17

26024350       SHF            93        217             24           0        AM74190        U        ***           ***         17

26024351       SHF            93        217             10           0        AM74190        U        ***           ***         17

26024565       SHF            94        217            125           0        AM74190        U        ***           ***         17

26024566       SHF            94        217             27           0        AM74190        U        ***           ***         17

26025289       SHAFT A        95        217             81           0        AM03402        U        ***           ***         17

26026138       SHAFT          94        217             38           0        AM57633        U        ***           ***         17


VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07824          GM28661

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---

26026138       SHAFT          94        217             38           0        AM57633        U        ***           ***         17

26026157       SHAFT          91        217              8           0        AM91747        U        ***           ***         17

26026330       SHAFT A        95        217             82           0        AM94393        U        ***           ***         17

26026437       SLIP YO        94        217             78                    AM03442        U        ***           ***         17

26026439       PROP SH        94        217             22           0        AM59645        B        ***           ***         17


26026739       YOKE AS        95        217            144                    AM87749        U        ***           ***         17

26028001       SLIP YO        94        217            205                    AM88245        B        ***           ***         17

26028527       SHAFT          95        217              7           0        AM59189        U        ***           ***         17

26028733       SHF            95        217              0           0        AM74185        B        ***           ***         31

26029958       SHF            94        217              2           0        AM94504        U        ***           ***         17

26029960       SHF            95        217              0           0        AM74185        B        ***           ***         31

26030319       SHAFT          00                         0           0        AM03402        U        ***           ***         31

26030320       SHAFT A        95        216              0           0        AM99452        B        ***           ***         17

26030321       SHAFT A        95        216              0           0        AM99452        B        ***           ***         17

26030510       SHAFT          93        217              0                    AM90752        U        ***           ***         17


VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07824          GM28661

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---


26030510       SHAFT          93        217              0                    AM90752        U        ***           ***         17

26030512       SHF            93        217             25           0        AM74190        U        ***           ***         27

26030602       SHAFT A        95        217              1           0        AM03402        U        ***           ***         17

26030603       SHAFT A        95        217              4           0        AM03402        U        ***           ***         17

26031924       PROPSHA        94        217              1                    AM30111        U        ***           ***         17

26031926       SHF            94        217              1           0        AM74190        U        ***           ***         17

26031942       SHAFT          91        217           3236           0        AM40440        B        ***           ***         17


26032444       PROSPHA        95        217              4                    AM71856        U        ***           ***         17

26032445       PROP           95        217              3                    AM71856        B        ***           ***         17
               SHA

26032448       SHAFT A        95        304              0           0        AM99452        B        ***           ***         17

26032449       PROP SH        95        217              1                    AM71856        U        ***           ***         17

26032451       PROP SH        95        217             23                    AM71856        U        ***           ***         17

26032697       BEARING        93        217          14315           0        AM02408        B        ***           ***         21

26032944       SHAFT          94        217              0                    AM73643        U        ***           ***         17

26032945       SHF            93        217              2           0        AM77562        U        ***           ***         17


VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07824          GM28661

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---

26032945       SHF            93        217              2           0        AM77562        U        ***           ***         17

26033681       SHAFT A        95        304              0           0        AM99452        B        ***           ***         17

26033683       SHAFT A        95        304              0           0        AM99452        B        ***           ***         17

26033684       SHF            95        217             10           0        AM03442        B        ***           ***         17

26033690       SHAFT          94        217              4           0        AM91749        U        ***           ***         17

26034594       SHF            94        217             17                    AM74589        U        ***           ***         17

26034733       SHAFT A        95        304              0           0        AM99452        B        ***           ***         17

26035154       SHAFT          94        217            925                    AM42969        B        ***           ***         17

26035527       PROP SH        95        217            678           0        AM57627        B        ***           ***         17


26036048       SHF            95        217            563                    AM74796        U        ***           ***         17

26036049       SHF            95        217            113           0        AM94504        U        ***           ***         17

26038120       PROP SH        95                         0           0        AM03402        U        ***           ***         31

26038124       PROP SH        95                         0           0        AM03402        U        ***           ***         31

26038126       PROP SH        95                         0                    AM03402        U        ***           ***         31

26038388       SHFT           94        217              0                    AM74589        U        ***           ***         31


VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07824          GM28661

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---

26038388       SHFT           94        217              0                    AM74589        U        ***           ***         31

26039772       SHFT           94        217              1                    AM01632        B        ***           ***         17

26039842       SHFT           95        217              2                    AM94896        U        ***           ***         17

26039989       SHAFT          95        217              9           0        AM83274        U        ***           ***         17

26039990       SHAFT          95        217              8           0        AM65236        U        ***           ***         17

26041068       SHF            93        217              0                    AM91281        B        ***           ***         17

26041123       SHAFT A        95                         0           0        AM99326        U        ***           ***         31

26041128       SHAFT          94        217              1                    AM94899        U        ***           ***         17

26041129       PROPSHA        94        217              0           0        AM71856        U        ***           ***         17

26041138       SHFT           95        217              0           0        AM01277        U        ***           ***         17

26041140       SHF            95        217              0           0        AM01721        U        ***           ***         17


26041428       SHF            95        217            389                    AM75001        U        ***           ***         17

26042110       PROP SH        00                         0           0        AM03402        U        ***           ***         31

26042972       SHF            95        217              0                    AM90787        U        ***           ***         17

26043153       SHF            95        217             20           0        AM03442        B        ***           ***         17


VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07824          GM28661

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---

26043153       SHF            95        217             20           0        AM03442        B        ***           ***         17

26044064       PROP SH        00                         0           0        AM03402        U        ***           ***         31

00361756       BRACKET        87        217            418           0        AM01270        B        ***           ***         17

02033401       LINK           93        217              1                    AM81833        B        ***           ***         19

06260185       SHF            86        217              0           0        AM03402        B        ***           ***         02

07801551       YOKE           84        217            187           0        AM01272        B        ***           ***         17

07802242       BEARING        84        217            487           0        AM03402        B        ***           ***         17

07806140       U-JOINT        95        217          56283           0        AM03402        U        ***           ***         17

07809057       YOKE           95        217             39           0        AM03402        B        ***           ***         17

07809762       YOKE           81        217            410           0        AM03402        U        ***           ***         17

07812557       S/V/ ASM       95        217           4181           0        AM01272        U        ***           ***         17

0715848        CV U JT        95        217           1408           0        AM03402        U        ***           ***         17

07815849       YOKE AS        94        217            109           0        AM03402        B        ***           ***         17

07815851       U-JOINT        95        217            444           0        AM03402        U        ***           ***         17


07816006       KIT            84        217            187           0        AM03402        B        ***           ***         13

07826624       YOKE           90        217            370           0        AM03402        U        ***           ***         17

07826671       SHAFT          80        217             38           0        AM03402        U        ***           ***         17


VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07824          GM28661

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---

07826671       SHAFT          80        217             38           0        AM03402        U        ***           ***         17

07828633       SHAFT          89        217            101           0        AM03402        B        ***           ***         17

07829136       DAMPER         80        217            380           0        AM03402        B        ***           ***         02

07832700       SHAFT          90        217            100           0        AM03402        B        ***           ***         17

07832813       SHAFT          91        217             27           0        AM03402        U        ***           ***         17

07833110       SHAFT          88        217             26           0        AM03402        B        ***           ***         17

07834051       SHAFT          89        217             62           0        AM87901        U        ***           ***         17

07834052       SHAFT          87        217              3           0        AM03402        B        ***           ***         17

07834053       SHAFT          91        217             34                    AM87749        B        ***           ***         17

07834057       SHAFT          90        217              0           0        AM03402        U        ***           ***         17

07834058       SHF            90        217              1           0        AM74190        U        ***           ***         17

07834060       SHF            91        217              3           0        AM74190        U        ***           ***         17

07834387       U JOINT        95        130          14690           0        AM40436        U        ***           ***         17

07834448       YOKE           93        217            314           0        AM03402        B        ***           ***         17


07834986       BEARING        85        217              0           0        AM03402        B        ***           ***         17


VENDOR         CONTRACT                 PART         (OPTIONAL SEARCH)
07824          GM28661

PART           DESC           LY        DECK      12MOSLS       SETUP         AMEND         U/B      COST       COST EXT       B/C
----           ----           --        ----      -------       -----         -----         ---      ----       --------       ---

07834986       BEARING        85        217              0           0        AM03402        B        ***           ***         17

07835301       SHF            90        217             17           0        AM74190        U        ***           ***         17

07835963       SHF            89        217              0           0        AM74190        U        ***           ***         17

07835965       SHF            89        217              0           0        AM74190        U        ***           ***         17

07836264       SHF            90        217             10           0        AM74170        U        ***           ***         17

07836267       SHF            87        217              1           0        AM79287        B        ***           ***         17

07836902       SHF            90        217              4           0        AM74190        U        ***           ***         17

07836903       SHF            90        217              1           0        AM74190        U        ***           ***         17

07837420       SHAFT          93        217            135           0        AM03402        U        ***           ***         17

07837840       SHF            95        217            302           0        AM97600        B        ***           ***         17

07837951       SHF            90        217              3           0        AM74190        U        ***           ***         17

07838665       YOKE           94        217           4501           0        AM87555        B        ***           ***         17

07838751       SHF            89        217              0           0        AM97409        U        ***           ***         17

07838752       SHF            90        217              1           0        AM74190        U        ***           ***         17

07838754       SHF            90        217              8           0        AM70394        U        ***           ***         17


                                    EXHIBIT C

                               Productive Material
                                 Supply Schedule

                         PRODUCTION MATERIAL PRICE LIST
                                    *** BASE
                               THREE RIVERS PLANT
                          (Price to be reduced by ***%)

                                                                                                              *** BUDGET
P/N                                 DESCRIPTION                                                                    PRICE
0005087                             PLASTIC, NYLON BLUE                                                              ***
3663239                             RETAINER, SEAL                                                                   ***
3714195                             RETAINER, CENTER SUPPO                                                           ***
3714559                             PLUG, U/JT YOKE DUST                                                             ***
3721973                             RING, RETAINING                                                                  ***
3870700                             LABEL IDENTIFICATION                                                             ***
3930780                             PLUG, DUST                                                                       ***
3975547                             RETAINERS, SPIDER+BEA                                                            ***
3990290                             SHIELD, DUST PROP. SHA                                                           ***
5672924                             RING, RETAINING                                                                  ***
5676981                             ROLLER, UNIVERSAL JOIN                                                           ***
5676984                             WASHER, BEARING                                                                  ***
5676990                             RETAINER, UNIVERSAL JO                                                           ***
5679927                             WASHER, SEAL                                                                     ***
7810083                             RETAINER, SPIDER + BEA                                                           ***
7811185                             PLUG, SLIP YOKE                                                                  ***
7814642                             PLUG, SLIP YOKE                                                                  ***
7815592                             TUBE, PROTECTOR                                                                  ***

7815729                             TUBE, PROPELLER SHAFT                                                            ***
7816300                             SHAFT FORG. EXTL SPLIN                                                           ***
7817532                             WASHER, BEARING                                                                  ***
7817534                             ROLLER, U/JT BEARING                                                             ***
7819229                             RING, RETAINING                                                                  ***
7825639                             TUBE, PROPELLER SHAFT                                                            ***
7827583                             SHAFT, EXTERNAL SPLINE                                                           ***
7827942                             SEAL, SLIP SPLINE                                                                ***
7828419                             SLEEVE, SLIP YOKE                                                                ***
7829535                             RETAINER, PROP SHAFT B                                                           ***
7829539                             SUPPORT, CENTER SEARIN                                                           ***
7831084                             LABEL CHART, IDENTIFIC                                                           ***
7831321                             CUSHION, CENTER SUPPOR                                                           ***
7833830                             WEIGHT, BALANCE PROP S                                                           ***
7834169                             TUBE, PROTECTOR                                                                  ***
7834378                             SEAL, UNIVERSAL JOINT                                                            ***
7834379                             WASHER, SEAL                                                                     ***
7834381                             RETAINER, UNIVERSAL JO                                                           ***
7834383                             SPIDER FORGING, UNIV.                                                            ***
7835419                             YOKE FORGING, WELD                                                               ***
7835921                             TUBE, PROPELLER SHAFT                                                            ***
7837170                             RETAINER, BEARING                                                                ***
7838313                             YOKE FORGING, WELD                                                               ***
7838318                             YOKE FORGING, WELD                                                               ***
7838667                             YOKE, SLIP (CASTING)                                                             ***
7838668                             YOKE, SLIP (CASTING)                                                             ***
7838795                             YOKE CASTING, SLIP                                                               ***


                         PRODUCTION MATERIAL PRICE LIST
                                    *** BASE
                               THREE RIVERS PLANT
                          (Price to be reduced by ***%)

                                                                                                              *** BUDGET
P/N                                 DESCRIPTION                                                                    PRICE
7839003                             RETAINER, CENTER SUPPO                                                           ***
7839004                             DEFLECTOR, CENTER VEAR                                                           ***
7841480                             TUBE, PROPELLER SHAFT                                                            ***
7841481                             TUBE, PROPELLER SHAFT                                                            ***
7841483                             TUBE, PROPELLER SHAFT                                                            ***
7842223                             TUBE, PROPELLER SHAFT                                                            ***
7843218                             FITTING, SIGHT SERRATE                                                           ***
7845095                             DAMPER ASM, U/J HUB &                                                            ***
7845097                             YOKE, SLIP (CASTING)                                                             ***
7847004                             PLUG, SLIP YOKE                                                                  ***
7848545                             YOKE, SLIP (CASTING)                                                             ***
7848557                             YOKE CATING, SLIP                                                                ***
7848639                             YOKE, SLIP (CASTING)                                                             ***
7848645                             YOKE, SLIP (CASTING)                                                             ***
7848938                             TUBE, PROTECTOR                                                                  ***

7849259                             TUBE ASM, LINER &                                                                ***
7849886                             RING, RACE RETAINING                                                             ***
7849888                             SEAL O-RING                                                                      ***
7849997                             TUBE, PROPELLER SHAFT                                                            ***
26002090                            TUBE, PROPELLER SHAFT                                                            ***
26002091                            TUBE, PROPELLER SHAFT                                                            ***
26002095                            YOKE FORGING, WELD                                                               ***
26002101                            TUBE ASM, LINER &                                                                ***
26003060                            TUBE, PROPELLER SHAFT                                                            ***
26005719                            YOKE, WELD (FORGING)                                                             ***
26006729                            TUBE, PROP SHAFT                                                                 ***
26008268                            FLANGE, U/JOINT YOKE                                                             ***
26008725                            TUBE, PROP SHAFT                                                                 ***
26008849                            ROLLER, UNIV JOINT BEA                                                            **
26008853                            TUBE, PROPELLER SHAFT                                                            ***
26008855                            YOKE ASM, SLIP                                                                   ***
26009215                            CAP, PROTECTOR                                                                   ***
26009255                            SPIDER, U/JT (FORGING)                                                           ***
26010409                            WASHER, BEARING                                                                  ***
26010422                            SEAL ASM, UNIVERSAL JO                                                           ***
26010913                            TUBE, PROP SHAFT                                                                 ***
26010914                            TUBE, PROP SHAFT                                                                 ***
26010916                            TUBE, PROP SHAFT                                                                 ***
26012554                            WASHER, THRUST                                                                   ***
26012678                            TUBE, PROP SHAFT                                                                 ***
26012749                            SPEC, MATL (GREAS POL                                                            ***
26013280                            YOKE, SLIP                                                                       ***
26013603                            JOINT ASM, FLANGED C/G                                                           ***
26013607                            RETAINER, BALL & SEAL                                                            ***
26013609                            RING, SEAL RETAINING                                                             ***


                         PRODUCTION MATERIAL PRICE LIST
                                    *** BASE
                               THREE RIVERS PLANT
                          (Price to be reduced by ***%)

                                                                                                              *** BUDGET
P/N                                 DESCRIPTION                                                                    PRICE
26013846                            TUBE, PROP SHAFT                                                                 ***
26015296                            TUBE, PROP SHAFT                                                                 ***
26015326                            TUBE, PROPELLER SHAFT                                                            ***
26015329                            TUBE, PROPELLER SHAFT                                                            ***
26015679                            TUBE, PROPELLER SHAFT                                                            ***
26015680                            TUBE, PROPELLER SHAFT                                                            ***
26016078                            TUBE, PROPELLER SHAFT                                                            ***
26016079                            TUBE, PROPELLER SHAFT                                                            ***
26016080                            TUBE, PROPELLER SHAFT                                                            ***
26016222                            TUBE, PROPELLER SHAFT                                                            ***
26020151                            TUBE, PROP SHAFT                                                                 ***
26021490                            TUBE, PROP SHAFT                                                                 ***

26021491                            TUBE, PROP SHAFT                                                                 ***
26022121                            SEAL AWD C/G JOINT                                                               ***
26025188                            TUBE, PROPELLER SHAFT                                                            ***
26026261                            TUBE, PROPELLER SHAFT                                                            ***
26026451                            TUBE, PROPELLER SHAFT                                                            ***
26027456                            TUBE, PROPELLER SHAFT                                                            ***
26027473                            TUBE, PROP SHAFT                                                                 ***
26027480                            DEFLECTOR, CG JOINT                                                              ***
26028095                            TUBE ASM, PROP SHAFT                                                             ***
26028534                            TUBE, PROPELLER SHAFT                                                            ***
26028785                            TUBE, PROPELLER SHAFT                                                            ***
26029759                            BEARING, U/JT (BLANK)                                                            ***
26031367                            BEARING, U/JT (BLANK)                                                            ***
26031547                            BUSHING, SHIFT TUBE                                                              ***
26031934                            BEARING, U/JT (BLANK)                                                            ***
26032405                            BEARING ASM, BALL                                                                ***
26032908                            SPIDER, U/JT (FORGING)                                                           ***
26032909                            SPIDER, U/JT (FORGING)                                                           ***
26033432                            CLAMP, SEAL RETAINING                                                            ***
26034719                            LABEL IDENTIFICATION                                                             ***
26035182                            JOINT, FLANGED C/G ASM                                                           ***
26035187                            TUBE ASM, PROP SHAFT                                                             ***
26035528                            TUBE ASM, PROP SHAFT                                                             ***
26035683                            LABEL IDENTIFICATION                                                             ***
26035686                            LABEL IDENTIFICATION                                                             ***
26035687                            LABEL IDENTIFICATION                                                             ***
26035688                            LABEL IDENTIFICATION                                                             ***
26035689                            LABEL IDENTIFICATION                                                             ***
26035691                            LABEL IDENTIFICATION                                                             ***
26035733                            LABEL IDENTIFICATION                                                             ***
26035735                            LABEL IDENTIFICATION                                                             ***
26035736                            LABEL IDENTIFICATION                                                             ***
26035748                            LABEL IDENTIFICATION                                                             ***


                         PRODUCTION MATERIAL PRICE LIST
                                    *** BASE
                               THREE RIVERS PLANT
                          (Price to be reduced by ***%)

                                                                                                              *** BUDGET
P/N                                 DESCRIPTION                                                                    PRICE
26035749                            LABEL IDENTIFICATION                                                             ***
26035751                            LABEL IDENTIFICATION                                                             ***
26035752                            LABEL IDENTIFICATION                                                             ***
26035753                            LABEL IDENTIFICATION                                                             ***
26035754                            LABEL IDENTIFICATION                                                             ***
26035755                            LABEL IDENTIFICATION                                                             ***
26035756                            LABEL IDENTIFICATION                                                             ***
26035757                            LABEL IDENTIFICATION                                                             ***
26035758                            LABEL IDENTIFICATION                                                             ***

26035759                            LABEL IDENTIFICATION                                                             ***
26035760                            LABEL IDENTIFICATION                                                             ***
26035761                            LABEL IDENTIFICATION                                                             ***
26035762                            LABEL IDENTIFICATION                                                             ***
26035763                            LABEL IDENTIFICATION                                                             ***
26035764                            LABEL IDENTIFICATION                                                             ***
26035765                            LABEL IDENTIFICATION                                                             ***
26035766                            LABEL IDENTIFICATION                                                             ***
26035767                            LABEL IDENTIFICATION                                                             ***
26035768                            LABEL IDENTIFICATION                                                             ***
26035770                            LABEL IDENTIFICATION                                                             ***
26035772                            LABEL IDENTIFICATION                                                             ***
26035774                            LABEL IDENTIFICATION                                                             ***
26035776                            LABEL IDENTIFICATION                                                             ***
26035779                            LABEL IDENTIFICATION                                                             ***
26035780                            LABEL IDENTIFICATION                                                             ***
26035938                            JOINT ASM, CROSS GROOV                                                           ***
26036478                            STUB, PROP SHAFT SPLINE                                                          ***
26036682                            SEAL O-RING                                                                      ***
26036726                            SUPPORT ASM, CENTER BE                                                           ***
26036729                            CUSHION, CENTER SUPPOR                                                           ***
26036769                            BRG ASM, BALL                                                                    ***
26036770                            RETAINER, BALL & SEAL                                                            ***
26036827                            TUBE, PROP SHAFT                                                                 ***
26037015                            LABEL IDENTIFICATION                                                             ***
26037016                            LABEL IDENTIFICATION                                                             ***
26037017                            COUPLING, SPLINED                                                                ***
26037041                            TUBE ASM, PROP SHAFT                                                             ***
26037471                            ADAPTER, SUPPORT MOUNT                                                           ***
26038040                            DAMPER ASM, TUBE &                                                               ***
26002968-M3                         SHAFT ASM, PIN & STRG                                                            ***
26032698-MA                         BRG ASM, PROP SHAFT SU                                                           ***
26035940-MA                         SHAFT ASM, PROP (FRONT                                                           ***
26035942-MA                         SHAFT ASM, PROP (REAR)                                                           ***
26036728-MA                         BRG ASM, PROP SHAFT SU                                                           ***
3949011-MA                          SPIDER, UNIVERSAL JOIN                                                           ***


                         PRODUCTION MATERIAL PRICE LIST
                                    *** BASE
                               THREE RIVERS PLANT
                          (Price to be reduced by ***%)

                                                                                                              *** BUDGET
P/N                                 DESCRIPTION                                                                    PRICE
8934392-MA                          SPIDER, UNIVERSAL JOINT                                                          ***
7848260-MA                          REINFORCEMENT, FLEX CO                                                           ***





















                         PRODUCTION MATERIAL PRICE LIST
                                    *** BASE
                                 BUFFALO PLANTS
                          (Price to be reduced by ***%)

                     *** BUDGET          P/N                      COMMODITY CODE &
P/N                      PRICE           DESCRIPTION              DESCRIPTION                                   SUPPLIER
00077780             ***                 PAINT ISUZU              517-OIL, PAINT, GREASE                        DURAKO
00264212             ***                 PLUG T/R EN              502-STAMPINGS-SMALL                           WASHERS
00328144             ***                 SEAL RETAIN              512-RUBBER                                    TRUFORM
00335210             ***                 SUPB I/L                 545-FORGINGS-HOT/COLD                         TRW-CAN
00344165             ***                 WASHER-SIDE              502-STAMPINGS-SMALL                           PRESTIGE
00344171             ***                 LOCK AXLE S              502-STAMPINGS-SMALL                           ALSTAT
00357546             ***                 IDLER LEVER              505-FORGINGS-COLD HEADED                      BRAFCO
00378242             ***                 RELAY ROD F              555-FORGINGS-AFFILIATED                       NDH-TON
00378345             ***                 SOCKET MCH               555-FORGINGS-AFFILIATED                       NDH-TON
00378346             ***                 SOCKET MCH               555-FORGINGS-AFFILIATED                       NDH-TON
00393132             ***                 SCREW DIFF               501-FASTENERS                                 RING
00444788             ***                 PLUG FILLER              501-FASTENERS                                 GEN-PLUG
00457233             ***                 BEARING TIM              508-BEARINGS                                  TIMKEN
00458202             ***                 LOCKET MCH               555-FORGINGS-AFFILIATED                       NDH-TON
00517900             ***                 WASHER PIN               502-STAMPINGS-SMALL                           PROG-STP
00549989             ***                 BRKT SPRG S              502-STAMPINGS-SMALL                           VENCO
00551596             ***                 SHIM PIN .0              502-STAMPINGS-SMALL                           AMG
00551597             ***                 SHIM PIN .0              502-STAMPINGS-SMALL                           AMG
00551598             ***                 SHIM PIN .0              502-STAMPINGS-SMALL                           AMG
00551599             ***                 SHIM PIN .0              502-STAMPINGS-SMALL                           AMG
00551600             ***                 SHIM PIN .0              502-STAMPINGS-SMALL                           AMG
00551601             ***                 SHIM PIN .0              502-STAMPINGS-SMALL                           AMG
00551602             ***                 SHIM PIN .0              502-STAMPINGS-SMALL                           AMG
00551603             ***                 SHIM PIN .0              502-STAMPINGS-SMALL                           AMG

00551604             ***                 SHIM PIN .0              502-STAMPINGS-SMALL                           AMG
00551605             ***                 SHIM PIN .0              502-STAMPINGS-SMALL                           AMG
00551606             ***                 SHIM PIN .0              502-STAMPINGS-SMALL                           AMG
00551607             ***                 SHIM PIN .0              502-STAMPINGS-SMALL                           AMG
00551608             ***                 SHIM PIN .0              502-STAMPINGS-SMALL                           AMG
00551609             ***                 SHIM PIN .0              502-STAMPINGS-SMALL                           AMG
00551610             ***                 SHIM PIN .0              502-STAMPINGS-SMALL                           AMG
00551611             ***                 SHIM PIN .0              502-STAMPINGS-SMALL                           AMG
00551612             ***                 SHIM PIN .0              502-STAMPINGS-SMALL                           AMG
00551613             ***                 SHIM PIN .0              502-STAMPINGS-SMALL                           AMG
00551614             ***                 SHIM PIN .0              502-STAMPINGS-SMALL                           AMG
00551615             ***                 SHIM PIN .0              502-STAMPINGS-SMALL                           AMG
00551616             ***                 SHIM PIN .0              502-STAMPINGS-SMALL                           AMG
00555475             ***                 TUBE FLG S-              502-STAMPINGS-SMALL                           HS-AMH
00558913             ***                 CASE 3:23 &              504-FERROUS CASTINGS                          CF-D
00558976             ***                 STEEL PIN G              540-PROCESSED PARTS                           RES-CANT
00559079             ***                 SHIM PIN .0              502-STAMPINGS-SMALL                           AMG
00559080             ***                 SHIM PIN .0              502-STAMPINGS-SMALL                           AMG
00559081             ***                 SHIM PIN .0              502-STAMPINGS-SMALL                           AMG
00559082             ***                 SHIM PIN .0              502-STAMPINGS-SMALL                           AMG
00559089             ***                 SHIM PIN .0              502-STAMPINGS-SMALL                           AMG


                         PRODUCTION MATERIAL PRICE LIST
                                    *** BASE
                                 BUFFALO PLANTS
                          (Price to be reduced by ***%)

                     *** BUDGET          P/N                      COMMODITY CODE &
P/N                      PRICE           DESCRIPTION              DESCRIPTION                                   SUPPLIER
00559090             ***                 SHIM PIN 0               502-STAMPINGS-SMALL                           AMG
00559091             ***                 SHIM PIN 0               502-STAMPINGS-SMALL                           AMG
00559092             ***                 SHIM PIN 0               502-STAMPINGS-SMALL                           AMG
00559093             ***                 SHIM PIN 0               502-STAMPINGS-SMALL                           AMG
00559345             ***                 WASHER-DIFF              502-STAMPINGS-SMALL                           BRIGHTON
00560138             ***                 SCRAP92 R/G              555-FORGINGS-AFFILIATED                       NDH-TON
00560140             ***                 SCRAP92 PIN              555-FORGINGS-AFFILIATED                       NDH-DET
00563394             ***                 SIDE GEAR A              555-FORGINGS-AFFILIATED                       NDH-TON
00563592             ***                 BOLT CARR C              501-FASTENERS                                 RING
00599239             ***                 PLUG T/R EN              502-STAMPINGS-SMALL                           WASHERS
00599248             ***                 SPRG T/R                 509-SPRINGS                                   DUDEK
00718237             ***                 PIT ARM GM               505-FORGING-COLD HEADED                       BRAFCO
00718522             ***                 PIT ARM GM               545-FORGING-HOT/COLD                          FED-DROP
00718523             ***                 PIT ARM GM               505-FORGINGS-COLD HEADED                      BRAFCO
00718524             ***                 PIT ARM GMT              505-FORGINGS-COLD HEADED                      BRAFCO
01235137             ***                 BOLT WHEEL               501-FASTENERS                                 FEDRL-BR
01236317             ***                 VENT PLUG                516-PLASTIC PARTS                             DANCO
01241002             ***                 WEIGHT BALA              502-STAMPINGS-SMALL                           WASHERS
01249146             ***                 DRUM BRK F               504-FERROUS CASTINGS                          CF-D
01255495             ***                 DRUM LINER               504-FERROUS CASTINGS                          WHLND
01255496             ***                 ALUM DRUM                540-PROCESSED PARTS                           GANTON-P

01257145             ***                 WEIGHT WHL               503-MACHINED PARTS                            PERF-E
01359514             ***                 WEIGHT WHL               522-BRAKE STAMPINGS                           PROG-STP
01387739             ***                 WEIGHT WHL               522-BRAKE STAMPINGS                           PROG-STP
03689017             ***                 LUBE-GM 453              517-OIL, PAINT, GREASE                        AM-LUB
03699520             ***                 CEMENT                   517-OIL, PAINT, GREASE                        CRAMER
03708896             ***                 SEAT TR BAL              505-FORGINGS-COLD HEADED                      ZIEGLER
03793582             ***                 PLUG T/R EN              502-STAMPINGS-SMALL                           WASHERS
03793585             ***                 SPRG SEAT                502-STAMPINGS-SMALL                           BRIGHTON
03818764             ***                 SCREW 7/16-              501-FASTENERS                                 RING
03819415             ***                 DEFLECT PIN              502-STAMPINGS-SMALL                           ALSTAT
03829451             ***                 PIT ARM SR               555-FORGINGS-AFFILIATED                       NDH-TON
03854823             ***                 SEAL BALLS               512-RUBBER                                    TRUFORM
03855946             ***                 SCRAP91 SLV              540-PROCESSED PARTS                           PRC STUD
03858700             ***                 BOLT                     501-FASTENERS                                 RING
03858703             ***                 CAP DIFF BR              504-FERROUS CASTINGS                          WAGNER-C
03878974             ***                 PIN FLG                  504-FERROUS CASTINGS                          CENTFDY-
03879210             ***                 PIN FLG                  504-FERROUS CASTINGS                          CENTFDY-
03880987             ***                 HUB                      504-FERROUS CASTINGS                          AMCAST
03889226             ***                 RUBBER BUSH              512-RUBBER                                    TRUFORM
03894701             ***                 SHIM CARR                503-MACHINED PARTS                            SPARTA
03894702             ***                 SHIM CARR                503-MACHINED PARTS                            SPARTA
03894703             ***                 SHIM CARR                503-MACHINED PARTS                            SPARTA
03894704             ***                 SHIM CARR                503-MACHINED PARTS                            SPARTA
03894705             ***                 SHIM CARR                503-MACHINED PARTS                            SPARTA


                         PRODUCTION MATERIAL PRICE LIST
                                    *** BASE
                                 BUFFALO PLANTS
                          (Price to be reduced by ***%)

                     *** BUDGET          P/N                      COMMODITY CODE &
P/N                      PRICE           DESCRIPTION              DESCRIPTION                                   SUPPLIER
03894706             ***                 SHIM CARR                503-MACHINED PARTS                            SPARTA
03894707             ***                 SHIM CARR                503-MACHINED PARTS                            SPARTA
03894708             ***                 SHIM CARR                503-MACHINED PARTS                            SPARTA
03894709             ***                 SHIM CARR                503-MACHINED PARTS                            SPARTA
03894710             ***                 SHIM CARR                503-MACHINED PARTS                            SPARTA
03894711             ***                 SHIM CARR                503-MACHINED PARTS                            SPARTA
03894712             ***                 SHIM CARR                503-MACHINED PARTS                            SPARTA
03894713             ***                 SHIM CARR                503-MACHINED PARTS                            SPARTA
03894714             ***                 SHIM CARR                503-MACHINED PARTS                            SPARTA
03894715             ***                 SHIM CARR                503-MACHINED PARTS                            SPARTA
03894716             ***                 SHIM CARR                503-MACHINED PARTS                            SPARTA
03894717             ***                 SHIM CARR                503-MACHINED PARTS                            SPARTA
03894718             ***                 SHIM CARR                503-MACHINED PARTS                            SPARTA
03894719             ***                 SHIM CARR                503-MACHINED PARTS                            SPARTA
03941724             ***                 SEAL RLY RO              512-RUBBER                                    IPC
03952707             ***                 RELAY ROD S              545-FORGINGS-HOT/COLD                         TRW-CAN
03953221             ***                 RELAY ROD S              555-FORGINGS-AFFILIATED                       NDH-TON
03954320             ***                 CLIP PIPE                522-BRAKE STAMPINGS                           CAN-FAN

03978101             ***                 PIT ARM H P              555-FORGINGS-AFFILIATED                       NDH-TON
03980406             ***                 BOLT FT WHL              501-FASTENERS                                 RING
03983037             ***                 NUT SPECIA               501-FASTENERS                                 MACLEAN
03985936             ***                 SHIM CARR                503-MACHINED PARTS                            PRC STUD
03985937             ***                 SHIM CARR                503-MACHINED PARTS                            PRC STUD
03985942             ***                 SHIM CARR                503-MACHINED PARTS                            PRC STUD
03985943             ***                 SHIM CARR                503-MACHINED PARTS                            PRC STUD
03985952             ***                 SHIM CARR                503-MACHINED PARTS                            PRC STUD
03985953             ***                 SHIM CARR                503-MACHINED PARTS                            PRC STUD
03985960             ***                 SHIM CARR                503-MACHINED PARTS                            PRC STUD
03985961             ***                 SHIM CARR                503-MACHINED PARTS                            PRC STUD
03985968             ***                 SHIM CARR                503-MACHINED PARTS                            PRC STUD
03985977             ***                 SHIM CARR                503-MACHINED PARTS                            PRC STUD
03987413             ***                 SHIM CARR                503-MACHINED PARTS                            PRC STUD
03987415             ***                 SHIM CARR                503-MACHINED PARTS                            PRC STUD
03987416             ***                 SHIM CARR                503-MACHINED PARTS                            PRC STUD
03996119             ***                 PIN FLG                  504-FERROUS CASTINGS                          CENTFDY-
05671313             ***                 PLUG T/R EN              502-STAMPINGS-SMALL                           WSHERS
05672910             ***                 SPRG SEAT                502-STAMPINGS-SMALL                           BRIGHTON
05676424             ***                 PLASTIC BUS              516-PLASTIC PARTS                             NIAGARA
05676425             ***                 RUBBER BUSH              512-RUBBER                                    YALERBR
05676452             ***                 SPRG T/R                 509-SPRINGS                                   QUALSPRG
05677335             ***                 SEAT BALL S              505-FORGINGS-COLD HEADED                      ZIEGLER
05678374             ***                 RUBBER BUSH              512-RUBBER                                    TRUFORM
05679975             ***                 RUBBER BUSH              512-RUBBER                                    TRUFORM
05693027             ***                 SEAL ASY                 512-RUBBER                                    IPC-S
05693125             ***                 SEAL ASY                 512-RUBBER                                    IPC-S


                         PRODUCTION MATERIAL PRICE LIST
                                    *** BASE
                                 BUFFALO PLANTS
                          (Price to be reduced by ***%)

                     *** BUDGET          P/N                      COMMODITY CODE &
P/N                      PRICE           DESCRIPTION              DESCRIPTION                                   SUPPLIER
05697839             ***                 RUBBER BUSH              512-RUBBER                                    OHIO RUB
05697840             ***                 SEAL ASY T-              512-RUBBER                                    TRUFORM
05699215             ***                 SEAL D-Z                 512-RUBBER                                    TRUFORM
06259993             ***                 PIT ARM MOB              505-FORGINGS-COLD HEADED                      BRAFCO
06260677             ***                 SUPT I/L                 545-FORGINGS-HOT/COLD                         TRW-CAN
06270308             ***                 PLASTIC BUS              516-PLASTIC PARTS                             TRIANGLE
06270309             ***                 PLUG                     502-STAMPINGS-SMALL                           SENECA
06270318             ***                 STUD T/R BA              505-FORGINGS-COLD HEADED                      FEDRL-BR
06271487             ***                 PIT ARM MOB              505-FORGINGS-COLD HEADED                      BRAFCO
06272424             ***                 PIT ARM C T              545-FORGINGS-HOT/COLD                         OMNI
07451785             ***                 BEARING                  508-BEARINGS                                  HYATT
07800970             ***                 PLASTIC BUS              516-PLASTIC PARTS                             NIAGARA
07805916             ***                 PIT ARM FRG              545-FORGINGS-HOT/COLD                         LAKEVIEW
07816248             ***                 STUD T/R BA              505-FORGING-COLD HEADED                       FEDRL-BR
07816903             ***                 SEAT BALL D              505-FORGING-COLD HEADED                       ZIEGLER

07816904             ***                 SPRG D-Z                 509-SPRINGS                                   QUAL SPRG
07816936             ***                 SEAL T/R SO              512-RUBBER                                    TRUFORM
07816937             ***                 SEAL T/R SO              512-RUBBER                                    TRUFORM
07818095             ***                 PLUG STRG R              502-STAMPINGS-SMALL                           BRIGHTON
07818096             ***                 PLUG STRG R              502-STAMPINGS-SMALL                           BRIGHTON
07818149             ***                 STUD PIVOT               505-FORGINGS-COLD HEADED                      SAG-STRG
07819393             ***                 PLUG SOCKET              502-STAMPINGS-SMALL                           HAMLIN
07819394             ***                 SEAT BALL                505-FORGINGS-COLD HEADED                      ZIEGLER
07819395             ***                 SPRG SEAT E              502-STAMPINGS-SMALL                           BRIGHTON
07819396             ***                 SPRG SOCKET              509-SPRINGS                                   OMTOTEK
07826228             ***                 PIT ARM B P              505-FORGING-COLD HEADED                       BRAFCO
07826315             ***                 PIT ARM B O              545-FORGINGS-HOT/COLD                         IMPACT
07826389             ***                 IDLER LEV B              555-FORGINGS/AFFILIATED                       SAG-STRG
07826437             ***                 CLAMP T/R                502-STAMPINGS-SMALL                           SCHAFF
07826612             ***                 PIT ARM C&D              505-FORGINGS-COLD HEADED                      IMPACT
07827669             ***                 PIN FLG                  504-FERROUS CASTINGS                          COLUMBUS
07827718             ***                 DEFLECT PIN              502-STAMPINGS-SMALL                           REGAL
07828084             ***                 SEAL T/R SO              512-RUBBER                                    IPC-M
07828243             ***                 STUD T/R E               505-FORGINGS-COLD HEADED                      SAG-STRG
07828340             ***                 RELAY ROD B              555-FORGINGS-AFFILIATED                       NDH-TON
07828341             ***                 RELAY ROD C              555-FORGINGS-AFFILIATED                       NDH-TON
07828342             ***                 RELAY ROD C              555-FORGINGS-AFFILIATED                       NDH-TON
07828416             ***                 WEIGHT BALA              502-STAMPINGS-SMALL                           SENECA
07828432             ***                 RELAY ROD A              555-FORGINGS-AFFILIATED                       NDH-TON
07828446             ***                 CLAMP T/R                502-STAMPINGS-SMALL                           REICHERT
07828464             ***                 PIT ARM MC               505-FORGINGS-COLD HEADED                      IMPACT
07828534             ***                 WEIGHT BALA              502-STAMPINGS-SMALL                           PALMER
07828949             ***                 BOLT                     501-FASTENERS                                 FEDRL-BR
07829901             ***                 STEEL SLV A              540-PROCESSED PARTS                           LTV-CLEV
07830526             ***                 PLASTIC BUS              516-PLASTIC PARTS                             NIAGARA


                         PRODUCTION MATERIAL PRICE LIST
                                    *** BASE
                                 BUFFALO PLANTS
                          (Price to be reduced by ***%)

                     *** BUDGET          P/N                      COMMODITY CODE &
P/N                      PRICE           DESCRIPTION              DESCRIPTION                                   SUPPLIER
07830527             ***                 RUBBER REST              512-RUBBER                                    TRUFORM
07830530             ***                 PLUG T-TRK               502-STAMPINGS-SMALL                           BRIGHTON
07830534             ***                 SOCKET FORG              555-FORGINGS-AFFILIATED                       NDH-TON
07830535             ***                 PLUG SOCKET              502-STAMPINGS-SMALL                           BRIGHTON
07830538             ***                 SOCKET FORG              555-FORGINGS-AFFILIATED                       NDH-TON
07830544             ***                 PIT ARM FRG              545-FORGINGS-HOT/COLD                         LAKEVIEW
07831290             ***                 STUD T-TRK               505-FORGINGS-COLD HEADED                      SAG-STRG
07832762             ***                 STUD B R/R               505-FORGINGS-COLD HEADED                      SAG-STRG
07832763             ***                 STUD B&F R/              505-FORGINGS-COLD HEADED                      SAG-STRG
07832779             ***                 STUD D-Z IN              505-FORGINGS-COLD HEADED                      SAG-STRG
07832781             ***                 STUD F R/R               505-FORGINGS-COLD HEADED                      SAG-STRG
07833115             ***                 STUD C-K P/              505-FORGINGS-COLD HEADED                      SAG-STRG

07833118             ***                 STUD T/R E               505-FORGINGS-COLD HEADED                      SAG-STRG
07833226             ***                 STUD B&F T/              505-FORGINGS-COLD HEADED                      FEDRL-BR
07833586             ***                 STUD D-Z OU              505-FORGINGS-COLD HEADED                      SAG-STRG
07834501             ***                 IDLER LEV T              504-FERROUS CASTINGS                          WAGNER-C
07834613             ***                 SEAL I/L SU              512-RUBBER                                    TRUFORM
07834681             ***                 PROCESSORS               540-PROCESSED PARTS                           LINDBERG
07835786             ***                 RELAY ROD A              555-FORGINGS-AFFILIATED                       NDH-TON
07836715             ***                 IDLER LEV F              555-FORGINGS-AFFILIATED                       SAG-STRG
07836716             ***                 PROCESSORS               540-PROCESSED PARTS                           LINDBERG
07836737             ***                 PIT ARM F Z              505-FORGINGS-COLD HEADED                      IMPACT
07838357             ***                 LUBE - 5% TE             517-OIL PAINT, GREASE                         KENDALL
07838716             ***                 RELAY ROD F              555-FORGINGS-AFFILIATED                       NDH-TON
07838718             ***                 RELAY ROD F              555-FORGINGS-AFFILIATED                       NDH-TON
07838930             ***                 PIT ARM F P              545-FORGINGS-HOT/COLD                         N-VERNON
07842100             ***                 IDLER ARM F              505-FORGINGS-COLD HEADED                      BRAFCO
07842586             ***                 ZERK 90% SE              503-MACHINED PARTS                            LINC
07843699             ***                 PROCESSORS               540-PROCESSED PARTS                           LINDBERG
07843701             ***                 IDLER LEV M              504-FERROUS CASTINGS                          COLUMBUS
07843702             ***                 PROCESSORS               540-PROCESSED PARTS                           LINDBERG
07845431             ***                 ROD-CONN FO              555-FORGINGS-AFFILIATED                       NDH-TON
07847363             ***                 ZERK 90%                 503-MACHINED PARTS                            LINC
07847659             ***                 PROCESSORS               540-PROCESSED PARTS                           LINDBERG
07848425             ***                 ZERK FITTIN              503-MACHINED PARTS                            LINC
07849549             ***                 STUD C-K OU              505-FORGINGS-COLD HEADED                      SAG-STRG
07849766             ***                 SOCKET CK 1              555-FORGINGS-AFFILIATED                       NDH-TON
07849770             ***                 PIT ARM CK               545-FORGINGS-HOT/COLD                         OMNI
07849771             ***                 PIT ARM CK               505-FORGINGS-COLD HEADED                      OMNI
07849801             ***                 NUT HEX                  501-FASTENERS                                 IND-AUTO
08905563             ***                 CLIP CONNEC              502-STAMPINGS-SMALL                           PIONEER
09414034             ***                 NUT HEX                  501-FASTENERS                                 INFASCO
09417785             ***                 BEARING TIM              508-BEARINGS                                  TIMKEN-C
09417786             ***                 RACE TIMKEN              508-BEARINGS                                  TIMKEN-C
09417901             ***                 ZERK FITTIN              503-MACHINED PARTS                            LINC


                         PRODUCTION MATERIAL PRICE LIST
                                    *** BASE
                                 BUFFALO PLANTS
                          (Price to be reduced by ***%)

                     *** BUDGET          P/N                      COMMODITY CODE &
P/N                      PRICE           DESCRIPTION              DESCRIPTION                                   SUPPLIER
09418843             ***                 NUT HEX SL               501-FASTENERS                                 TOWN-ROB
09420096             ***                 RACE TIMKEN              508-BEARINGS                                  TIMKEN
09422297             ***                 NUT FLG/PL               501-FASTENERS                                 INFASCO
09440234             ***                 BERING WHE               508-BEARINGS                                  TORR
09590475             ***                 BOLT WHEEL               501-FASTENERS                                 FEDRL-BR
09590476             ***                 BOLT WHL IS              501-FASTENERS                                 RING
09590477             ***                 NUT BRK DR               501-FASTENERS                                 INFASCO
09591982             ***                 BOLT WHEEL               501-FASTENERS                                 RING
09783762             ***                 NUT PROP S               501-FASTENERS                                 IND-AUTO

09784858             ***                 PUSH NUT                 501-FASTENERS                                 PALNUT
09785792             ***                 SPACER PIN               503-MACHINED PARTS                            WAGNER
09985038             ***                 LUBE - #330              517-OIL PAINT, GREASE                         SUNOIL
10000028             ***                 BRKT BUMPTER             502-STAMPINGS-SMALL                           GMOSH
10001677             ***                 BRK LCA?                 502-STAMPINGS-SMALL                           ACTIVE
10001678             ***                 BRK LCA                  502-STAMPINGS-SMALL                           ACTIVE
10015222             ***                 BRK LCA?                 502-STAMPINGS-SMALL                           AGSIMP
10015223             ***                 BRK LCA?                 502-STAMPINGS-SMALL                           AGSIMP
10015224             ***                 BRKT SADDLE              502-STAMPINGS-SMALL                           ELRAE
10018102             ***                 REINFORCEME              502-STAMPINGS-SMALL                           AGSIMP
10019351             ***                 BRKT SPRG F              502-STAMPINGS-SMALL                           HS-MIL
10020449             ***                 BRKT ASY F               502-STAMPINGS-SMALL                           AGSIMP
10456115             ***                 SENSOR ASY               524-DEVICES                                   REMY
11500208             ***                 WASHER LOCK              501-FASTENERS                                 MELLOWES
11500760             ***                 NUT                      501-FASTENERS                                 INFASCO
11501079             ***                 NUT CRIMP                501-FASTENERS                                 INFASCO
11502737             ***                 PUSH NUT                 501-FASTENERS                                 PALNUT
11503805             ***                 SPRG&SCREW               509-SPRINGS                                   RING
11504110             ***                 NUT HEX                  501-FASTENERS                                 INFASCO
11505530             ***                 NUT METRIC               501-FASTENERS                                 INFASCO
14000108             ***                 STEEL SW A               540-PROCESSED PARTS                           LTV-CLEV
14000547             ***                 STUD GTRK                505-FORGINGS-COLD HEADED                      FEDRL-BR
14000551             ***                 STUD GTRK                505-FORGINGS-COLD HEADED                      FEDRL-BR
14000552             ***                 NUT SPECIA               501-FASTENERS                                 INFASCO
14024107             ***                 SEAL T/R SO              512-RUBBER                                    TRUFORM
14030328             ***                 RING GEAR                555-FORGINGS-AFFILIATED                       NDH-TON
14030329             ***                 RING GEAR                555-FORGINGS-AFFILIATED                       NDH-TON
14030330             ***                 PINION                   555-FORGINGS-AFFILIATED                       SAG-DET
14030331             ***                 PINION                   555-FORGINGS-AFFILIATED                       SAG-DET
14030349             ***                 TUBE S RAW               507-TUBING                                    STELCO-W
14030362             ***                 SCRAP92 R/G              555-FORGINGS-AFFILIATED                       NDH-TON
14030363             ***                 SCRAP92 PIN              555-FORGINGS-AFFILIATED                       SAG-DET
14032655             ***                 RELAY ROD H              540-PROCESSED PARTS                           LINDBERG
14032660             ***                 SOCKET MCH               555-FORGINGS-AFFILIATED                       NDH-TON
14032661             ***                 PIT ARM TRU              505-FORGINGS-COLD HEADED                      BRAFCO
14032664             ***                 SUPT I/L                 545-FORGINGS-HOT/COLD                         TRW-CAN


                         PRODUCTION MATERIAL PRICE LIST
                                    *** BASE
                                 BUFFALO PLANTS
                          (Price to be reduced by ***%)

                     *** BUDGET          P/N                      COMMODITY CODE &
P/N                      PRICE           DESCRIPTION              DESCRIPTION                                   SUPPLIER
14032666             ***                 IDLER LEV T              504-FERROUS CASTINGS                          WAGNER-C
14032667             ***                 PLASTIC BEA              516-PLASTIC PARTS                             TRIANGLE
14032668             ***                 PLUG                     502-STAMPINGS-SMALL                           SENECA
14032669             ***                 RELAY ROD G              555-FORGINGS-AFFILIATED                       NDH-TON
14035367             ***                 TUBE T RAW               507-TUBING                                    STELCO-W
14035665             ***                 SCRAP92 R/G              555-FORGINGS-AFFILIATED                       NDH-TON

14035666             ***                 SCRAP92 PIN              555-FORGINGS-AFFILIATED                       SAG-DET
14041514             ***                 RELAY ROD T              545-FORGINGS-HOT/COLD                         TRW-CAN
14041518             ***                 SOCKET T-TR              555-FORGINGS-AFFILIATED                       NDH-TON
14041663             ***                 RELAY ROD S              555-FORGINGS-AFFILIATED                       NDH-TON
14042467             ***                 RELAY ROD P              555-FORGINGS-AFFILIATED                       NDH-TON
14045694             ***                 RELAY ROD R              555-FORGINGS-AFFILIATED                       NDH-TON
14045696             ***                 IDLER LEV T              504-FERROUS CASTINGS                          WAGNER-C
14047252             ***                 BRKET SPRG S             502-STAMPINGS-SMALL                           S&Z
14049528             ***                 STUD T TRU               505-FORGINGS-COLD HEADED                      FEDRL-BR
14055767             ***                 PIT ARMS S M             545-FORGINGS-HOT/COLD                         N-VERNON
14055970             ***                 CLIP BRK CA              522-BRAKE STAMPINGS                           CAR
14056110             ***                 PINION 9                 555-FORGINGS-AFFILIATED                       SAG-DET
14056111             ***                 RING GEAR 9              555-FORGINGS-AFFILIATED                       NDH-TON
14056196             ***                 SCRW LS RE               501-FASTENERS                                 RING
14056297             ***                 VENT PLUG M              503-MACHINED PARTS                            GREEN
14056826             ***                 RELAY ROD M              545-FORGINGS-HOT/COLD                         MET-FG
14062917             ***                 PIT RM T T               545-FORGINGS-HOT/COLD                         LAKEVIEW
14064660             ***                 PIT ARM K T              505-FORGINGS-COLD HEADED                      IMPACT
14066913             ***                 BOLT RING G              501-FASTENERS                                 RING
14072930             ***                 VENT PLUG                503-MACHINED PARTS                            GREEN
14074827             ***                 TUBE LH RAW              507-TUBING                                    STANDARD
14074828             ***                 TUBE RH RAW              507-TUBING                                    STANDARD
14074857             ***                 TUBE/FLG M               502-STAMPINGS-SMALL                           HS-MIL
14074862             ***                 DRUM BRK M               504-FERROUS CASTINGS                          WHLND
14074904             ***                 PIT ARM M P              505-FORGINGS-COLD HEADED                      BRAFCO
14074905             ***                 PIT ARM M R              545-FORGINGS-HOT/COLD                         N-VERNON
14085337             ***                 RING GR 13:              555-FORGINGS-AFFILIATED                       NDH-TON
14085338             ***                 RING GR 13:              555-FORGINGS-AFFILIATED                       NDH-TON
14085339             ***                 RING GR 12:              555-FORGINGS-AFFILIATED                       NDH-TON
14085342             ***                 PINION 13:4              555-FORGINGS-AFFILIATED                       SAG-DET
14085343             ***                 PINION 13:4              555-FORGINGS-AFFILIATED                       SAG-DET
14085344             ***                 PINION 12:4              555-FORGINGS-AFFILIATED                       SAG-DET
14085387             ***                 CASE 3:23&U              504-FERROUS CASTINGS                          CF-D
14085388             ***                 CASE 3:08DW              504-FERROUS CASTINGS                          CF-D
14092112             ***                 PINION 11:4              555-FORGINGS-AFFILIATED                       SAG-DET
14092169             ***                 RING GR 15:              555-FORGINGS-AFFILIATED                       NDH-TON
14105659             ***                 PINION 15:4              555-FORGINGS-AFFILIATED                       SAG-DET
15530363             ***                 PIT ARM P T              545-FORGINGS-HOT/COLD                         IMPACT
15568010             ***                 RELAY ROD U              545-FORGINGS-HOT/COLD                         TRW-CAN


                         PRODUCTION MATERIAL PRICE LIST
                                    *** BASE
                                 BUFFALO PLANTS
                          (Price to be reduced by ***%)

                     *** BUDGET          P/N                      COMMODITY CODE &
P/N                      PRICE           DESCRIPTION              DESCRIPTION                                   SUPPLIER
15568342             ***                 CABLE ASYR               528 ASSEMBLIES-BRAKE RELATED                  DOM-CHN
15588206             ***                 BRKT SHOCK               502-STAMPINGS-SMALL                           AGSIMP
15590776             ***                 NUT CRIMP                501-FASTENERS                                 IND-AUTO

15595962             ***                 PIT ARM S P              505-FORGINGS-COLD HEADED                      BRAFCO
15595964             ***                 PIT ARM T-T              545-FORGINGS-HOT/COLD                         CMNI
15597979             ***                 PIT ARM P T              545-FORGINGS-HOT/COLD                         IMPACT
15598550             ***                 RELAY ROD T              545-FORGINGS-HOT/COLD                         TRW-CAN
15598983             ***                 BOLT CARR C              501-FASTENERS                                 RING
15614005             ***                 CABLE ASY M              528 ASSEMBLIES-BRAKE RELATED                  ORSCHELN
15614984             ***                 CABLE ASY M              528 ASSEMBLIES-BRAKE RELATED                  DOM-CHN
15630744             ***                 CUP BRK CA               522-BRAKE STAMPINGS                           DAJACO
15651267             ***                 PIT ARM GMT              545-FORGING-HOT/COLD                          POWERS
15654075             ***                 CABLE ASY T              528 ASSEMBLIES-BRAKE RELATED                  ORSCHELN
15654076             ***                 CABLE ASY R              528 ASSEMBLIES-BRAKE RELATED                  ORSCHELN
15654077             ***                 CABLE ASY S              528 ASSEMBLIES-BRAKE RELATED                  ORSCHELN
15672603             ***                 PIT ARM MOB              545-FORGING-HOT/COLD                          POWERS
15674855             ***                 CABLE ASY L              528 ASSEMBLIES-BRAKE RELATED                  DOM-CHN
15679719             ***                 SENSOR ASY               528 ASSEMBLIES-BRAKE RELATED                  KELSEY
15679720             ***                 SENSOR ASY               528 ASSEMBLIES-BRAKE RELATED                  KELSEY
15679722             ***                 SENSOR ASY               528 ASSEMBLIES-BRAKE RELATED                  KELSEY
15679733             ***                 DRUM BRK M               540-PROCESSED PARTS                           SCHAFF-P
15679992             ***                 PIT ARM MOB              545-FORGING-HOT/COLD                          POWERS
15680002             ***                 PIT ARM P T              545-FORGING-HOT/COLD                          POWERS
15689587             ***                 DRUM PAINTE              540-PROCESSED PARTS                           SCHAFF-P
15691848             ***                 PIT ARM MH               505-FORGINGS-COLD HEADED                      BRAFCO
15693508             ***                 BOLT SHOULD              501-FASTENERS                                 RING
18014780             ***                 GUIDE F CAB              509-SPRINGS                                   IND-SPRG
18014807             ***                 GUIDE F CAB              509-SPRINGS                                   IND-SPRG
18017538             ***                 ROTOR ASY F              503-MACHINED PARTS                            GMSTCHATH
18017568             ***                 BRK ASY S-T              528 ASSEMBLIES-BRAKE RELATED                  GMSTCHATH
18017569             ***                 BRK ASY S-T              528 ASSEMBLIES-BRAKE RELATED                  GMSTCHATH
18017602             ***                 BRK ASY S R              528 ASSEMBLIES-BRAKE RELATED                  GMSTCHATH
18017603             ***                 BRK ASY S R              528 ASSEMBLIES-BRAKE RELATED                  GMSTCHATH
18017718             ***                 BRK ASY F L              528 ASSEMBLIES-BRAKE RELATED                  GMSTCHATH
18017719             ***                 BRK ASY F R              528 ASSEMBLIES-BRAKE RELATED                  GMSTCHATH
18017891             ***                 BRKT CAUPE               504-FERROUS CASTINGS                          WAGNER-C
18017892             ***                 BRKT CAUPE               504-FERROUS CASTINGS                          WAGNER-C
18018376             ***                 BRKT ASY L M             528 ASSEMBLIES-BRAKE RELATED                  GMSTCHATH
18018377             ***                 BRKT ASY R M             528 ASSEMBLIES-BRAKE RELATED                  GMSTCHATH
18018378             ***                 BRKT ASY L M             528 ASSEMBLIES-BRAKE RELATED                  GMSTCHATH
18018379             ***                 BRKT ASY R M             528 ASSEMBLIES-BRAKE RELATED                  GMSTCHATH
18018512             ***                 BRK ASY USP              528 ASSEMBLIES-BRAKE RELATED                  GMSTCHATH
18018513             ***                 BRK ASY USP              528 ASSEMBLIES-BRAKE RELATED                  GMSTCHATH
18018680             ***                 DRUM BRK F               540-PROCESSED PARTS                           SCHAFF-P
18019857             ***                 BRKT CAL MT              540-PROCESSED PARTS                           WAGNER-C



                         PRODUCTION MATERIAL PRICE LIST
                                    *** BASE
                                 BUFFALO PLANTS
                          (Price to be reduced by ***%)

                     *** BUDGET          P/N                      COMMODITY CODE &
P/N                      PRICE           DESCRIPTION              DESCRIPTION                                   SUPPLIER

18019858             ***                 BRKT CAL MT              503-MACHINED PARTS                            WAGNER-C
18020558             ***                 GUIDE F CAB              509-SPRINGS                                   IND-SPRG
22507586             ***                 CRO/PIN NI/              505-FORGINGS-COLD HEADED                      AT&G
22510043             ***                 BEARING                  508-BEARINGS                                  TIMLKEN
22510044             ***                 RACE                     508-BEARINGS                                  TIMKEN
22511230             ***                 TUBE F CAR               507-TUBING                                    STELCO-W
22522676             ***                 CARRIER RAW              504-FERROUS CASTINGS                          GMSTCATH
22524873             ***                 STEEL PING               540-PROCESSED PARTS                           RES-CANT
25523139             ***                 WEIGHT WHL               522-BRAKE STAMPINGS                           PROG-STP
26001371             ***                 RELAY ROD K              545-FORGINGS-HOT/COLD                         TRW-CAN
26004467             ***                 RING GR 13               555-FORGINGS-AFFILIATED                       NCH-TON
26004468             ***                 PINION 134               555-FORGINGS-AFFILIATED                       SAG-DET
26004860             ***                 BRKT STABIL              502-STAMPINGS-SMALL                           MAPLE
26004863             ***                 TUBE RAW US              507-TUBING                                    STELCO-W
26005898             ***                 IDLER LEV C              545-FORGINGS-HOT/COLD                         LAKEVIEW
26008784             ***                 SUPT BLANK               555-FORGINGS-AFFILIATED                       SAG-STRG
26008785             ***                 SUPT BLANK               555-FORGINGS-AFFILIATED                       SAG-STRG
26008786             ***                 SUPT BLANK               555-FORGINGS-AFFILIATED                       SAG-STRG
26008787             ***                 SUPT BLANK               555-FORGINGS-AFFILIATED                       SAG-STRG
26008788             ***                 SUPT BLANK               555-FORGINGS-AFFILIATED                       SAG-STRG
26008789             ***                 BUSHING BLA              505-FORGINGS-COLD HEADED                      SAG-STRG
26009057             ***                 RELAY ROD K              545-FORGINGS-HOT/COLD                         TRW-CAN
26009059             ***                 RELAY ROD C              545-FORGINGS-HOT/COLD                         TRW-CAN
26009508             ***                 SIDE GEARS               555-FORGINGS-AFFILIATED                       NDH-TON
26009534             ***                 AX/SHFTS 4               555-FORGINGS-AFFILIATED                       NDH-TON
26010268             ***                 AX/SHAFT DRA             540-PROCESSED PARTS                           SYRACUSE
26010792             ***                 OIL SEAL RE              512-RUBBER                                    C-R
26010793             ***                 COVER DIFF               502-STAMPINGS-SMALL                           GMOSH
26010805             ***                 RING ANTI                515-POWDER METAL                              DUPONT
26011060             ***                 COVER DIFF               502-STAMPINGS-SMALL                           GMOSH
26011061             ***                 OIL SEAL RE              512-RUBBER                                    C-R
26011860             ***                 AX/SHAFT F               555-FORGINGS-AFFILIATED                       NDH-TON
26013008             ***                 RING GR 12:              555-FORGINGS-AFFILIATED                       NDH-TON
26013014             ***                 RING GR 15:              555-FORGINGS-AFFILIATED                       NDH-TON
26013015             ***                 PINION 15:4              555-FORGINGS-AFFILIATED                       SAG-DET
26013131             ***                 PIN FLG G/T              504-FERROUS CASTINGS                          COLUMBUS
26013539             ***                 RELAY ROD L              545-FORGINGS-HOT/COLD                         TRW-CAN
26013541             ***                 PIT ARM FRG              505-FORGINGS-COLD HEADED                      BRAFCO
26013796             ***                 STUD L VAN               505-FORGINGS-COLD HEADED                      SAG-STRG
26013797             ***                 SEAL CON RO              512-RUBBER                                    TRUFORM
26013797             ***                 AX/SHFT T4               555-FORGINGS-AFFILIATED                       NDH-TON
26013883             ***                 PLUG I/LL                502-STAMPINGS-SMALL                           BRIGHTON
26014116             ***                 AX/SHFT S4W              555-FORGINGS-AFFILIATED                       NDH-TON
26014117             ***                 AX/SHFT T4W              555-FORGINGS-AFFILIATED                       NDH-TON
26014374             ***                 PIN FLG&DAM              540-PROCESSED PARTS                           HILLSDAL


                         PRODUCTION MATERIAL PRICE LIST
                                    *** BASE
                                 BUFFALO PLANTS
                          (Price to be reduced by ***%)


                     *** BUDGET          P/N                      COMMODITY CODE &
P/N                      PRICE           DESCRIPTION              DESCRIPTION                                   SUPPLIER
26014589             ***                 PROCESSOR S              540-PROCESSED PARTS                           LINDBERG
26014590             ***                 SUPT BLANK               555-FORGINGS-AFFILIATED                       SAG-STRG
26014593             ***                 SUPT I/L L               545-FORGINGS-HOT/COLD                         METFG-S
26014594             ***                 PROCESSOR S              540-PROCESSED PARTS                           LINDBERG
26014595             ***                 SUPT BLANK               555-FORGINGS-AFFILIATED                       SAG-STRG
26014607             ***                 L/S 323 &                548-ASSEMBLIES-DIFFERENTIAL                   EATON-M
26014609             ***                 L/S 308 &                548-ASSEMBLIES-DIFFERENTIAL                   EATON-M
26014610             ***                 CARRIER RAW              504-FERROUS CASTINGS                          GMSTCATH
26014611             ***                 RELAY ROD F              555-FORGINGS-AFFILIATED                       NDH-TON
26014614             ***                 RELAY ROD M              555-FORGINGS-AFFILIATED                       NDH-TON
26014618             ***                 PIN FLG & D              503-MACHINED PARTS                            WAGNER-C
26014620             ***                 TUBE S RAW               507-TUBING                                    STELCO-W
26014632             ***                 TUBE T RAW               507-TUBING                                    STELCO-W
26014636             ***                 SOCKET B CA              555-FORGINGS-AFFILIATED                       NDH-TON
26014638             ***                 PIN 15 41ST              540-PROCESSED PARTS                           MET-IMP
26014653             ***                 PINION 154               555-FORGINGS-AFFILIATED                       SAG-DET
26014654             ***                 PIN 13 40ST              540-PROCESSED PARTS                           MET-IMP
26014836             ***                 PINION 134               555-FORGINGS-AFFILIATED                       SAG-DET
26014868             ***                 PIN 12 41ST              540-PROCESSED PARTS                           MET-IMP
26014869             ***                 PINION 124               555-FORGINGS-AFFILIATED                       SAG-DET
26015110             ***                 OIL SEAL R               512-RUBBER                                    PRECSEAL
26015111             ***                 RING GR 15               555-FORGINGS-AFFILIATED                       NDH-TON
26015199             ***                 RING GR 13               555-FORGINGS-AFFILIATED                       NDH-TON
26015208             ***                 RING GR 12               555-FORGINGS-AFFILIATED                       NDH-TON
26015431             ***                 STUD SHAFT               505-FORGINGS-COLD HEADED                      HORIZONS
26015466             ***                 SPIRNG I/L               509-SPRINGS                                   QUALSPRG
26015469             ***                 SEAL I/L C               512-RUBBER                                    TRUFORM
26015470             ***                 WASHER I/L               516-PLASTIC PARTS                             NIAGARA
26016661             ***                 SEAT SPRG I              505-FORGINGS-COLD HEADED                      ROSS
26016756             ***                 PLUG I/L C               502-STAMPINGS-SMALL                           WSHERS
26017271             ***                 IDLER LEV C              504-FERROUS CASTINGS                          WAGNER-C
26017987             ***                 CARR CAST M              504-FERROUS CASTINGS                          GMSTCATH
26018168             ***                 AX/SHFT F D              555-FORGINGS-AFFILIATED                       NDH-TON
26018700             ***                 AX/SHFT F D              555-FORGINGS-AFFILIATED                       NDH-TON
26018734             ***                 AX/SHFT DRA              540-PROCESSED PARTS                           SYRACUSE
26018789             ***                 AX/SHFT DRA              540-PROCESSED PARTS                           SYRACUSE
26018857             ***                 SOCKET D-M               555-FORGINGS-AFFILIATED                       NDH-TON
26019044             ***                 SOCKET D FO              555-FORGINGS-AFFILIATED                       NDH-TON
26019045             ***                 SOCKET D FO              555-FORGINGS-AFFILIATED                       NDH-TON
26019603             ***                 AX/SHFT DRA              540-PROCESSED PARTS                           SYRACUSE
26019604             ***                 SOCKET S FO              555-FORGINGS-AFFILIATED                       NDH-TON
26019605             ***                 OIL SEAL WL              512-RUBBER                                    C-R
26019606             ***                 OIL SEAL WH              512-RUBBER                                    C-R
26019650             ***                 RING SENSOR              515-POWDER METAL                              ZENITH
26021270             ***                 AX/SHFT F D              555-FORGINGS-AFFILIATED                       NDH-TON


                         PRODUCTION MATERIAL PRICE LIST

                                    *** BASE
                                 BUFFALO PLANTS
                          (Price to be reduced by ***%)

                     *** BUDGET          P/N                      COMMODITY CODE &
P/N                      PRICE           DESCRIPTION              DESCRIPTION                                   SUPPLIER
26022144             ***                 PROCESSOR S              540-PROCESSED PARTS                           LINDBERG
26022145             ***                 SUPT BLANK               555-FORGINGS-AFFILIATED                       SAG-STRG
26022154             ***                 SUPT I/LL                545-FORGINGS-HOT/COLD                         METFG-S
26022174             ***                 PROCESSOR S              540-PROCESSED PARTS                           LINDBERG
26022175             ***                 SUPT BLANK               555-FORGINGS-AFFILIATED                       SAG-STRG
26022182             ***                 L/S 3.23 &               548-ASSEMBLIES-DIFFFERENTIAL                  EATON-M
26022183             ***                 L/S 3.08 &               548-ASSEMBLIES-DIFFFERENTIAL                  EATON-M
26022184             ***                 CARRIER RAW              504-FERROUS CASTINGS                          GMSTCATH
26023554             ***                 RELAY ROD F              555-FORGINGS-AFFILIATED                       NDH-TON
26023555             ***                 RELAY ROD M              555-FORGINGS-AFFILIATED                       NDH-TON
26023588             ***                 PIN FLG & D              503-MACHINED PARTS                            WAGNER-C
26023619             ***                 TUBE S RAW               507-TUBING                                    STELCO-W
26023620             ***                 TUBE T RAW               507-TUBING                                    STELCO-W
26024280             ***                 SOCKET B CA              555-FORGINGS-AFFILIATED                       NDH-TON
26026777             ***                 PIN 15 41 ST             540-PROCESSED PARTS                           MET-IMP
26026777             ***                 PINION 15:4              555-FORGINGS-AFFILIATED                       SAG-DET
26026778             ***                 PIN 13 40ST              540-PROCESSED PARTS                           MET-IMP
26026778             ***                 PINION 13:4              555-FORGINGS-AFFILIATED                       SAG-DET
26026779             ***                 PIN 12 41 ST             540-PROCESSED PARTS                           MET-IMP
26026779             ***                 PINION 12:4              555-FORGINGS-AFFILIATED                       SAG-DET
26026792             ***                 OIL SEAL R               512-RUBBER                                    PRECSEAL
26026833             ***                 RING GR 15:              555-FORGINGS-AFFILIATED                       NDH-TON
26026834             ***                 RING GR 13:              555-FORGINGS-AFFILIATED                       NDH-TON
26026835             ***                 RING GR 12:              555-FORGINGS-AFFILIATED                       NDH-TON
26027088             ***                 STUD SHAFT               505-FORGINGS-COLD HEADED                      HORIZONS
26027089             ***                 SPRING I/L               509-SPRINGS                                   QUALSPRG
26027090             ***                 SEAL I/L C-              512-RUBBER                                    TRUFORM
26027094             ***                 WASHER I/L               516-PLASTIC PARTS                             NIAGARA
26027097             ***                 SEAT SPRG I              505-FORGINGS-COLD HEADED                      ROSS
26027098             ***                 PLUG I/L C-              502-STAMPINGS-SMALL                           WASHERS
26027099             ***                 IDLER LEV C              504-FERROUS CASTINGS                          WAGNER-C
26027171             ***                 CARR CAST M              504-FERROUS CASTINGS                          GMSTCATH
26027511             ***                 AX/SHFT F D              555-FORGINGS-AFFILIATED                       NDH-TON
26027586             ***                 AX/SHAFT F D             555-FORGINGS-AFFILIATED                       NDH-TON
26027588             ***                 AX SHFT DRA              540-PROCESSED PARTS                           SYRACUSE
26027589             ***                 AX/SHFT DRA              540-PROCESSED PARTS                           SYRACUSE
26027624             ***                 SOCKET D-M               555-FORGINGS-AFFILIATED                       NDH-TON
26027627             ***                 SOCKET D FO              555-FORGINGS-AFFILIATED                       NDH-TON
26028406             ***                 SOCKET F FO              555-FORGINGS-AFFILIATED                       NDH-TON
26028692             ***                 AX/SHFT DRA              540-PROCESSED PARTS                           SYRACUSE
26028729             ***                 SOCKET S FO              555 FORGINGS-AFFILIATED                       NDH-TON
26029137             ***                 OIL SEAL WL              512-RUBBER                                    C-R
26029139             ***                 OIL SEAL WH              512-RUBBER                                    C-R
26029185             ***                 RING SENSOR              515-POWDER METAL                              ZENITH
26029186             ***                 AX/SHFT F D              555-FORGINGS-AFFILIATED                       NDH-TON



                         PRODUCTION MATERIAL PRICE LIST
                                    *** BASE
                                 BUFFALO PLANTS
                          (Price to be reduced by ***%)

                     *** BUDGET          P/N                      COMMODITY CODE &
P/N                      PRICE           DESCRIPTION              DESCRIPTION                                   SUPPLIER
26029188             ***                 CARRIER RAW              504-FERROUS CASTINGS                          GMSTCATH
26029205             ***                 BRKT LCA F               502-STAMPINGS-SMALL                           AGSIMP
26029209             ***                 L/S 323 &                548-ASSEMBLIES-DIFFERENTIAL                   AUBURN
26029210             ***                 L/S 308 &                548-ASSEMBLIES-DIFFERENTIAL                   AUBURN
26029236             ***                 SOCKET S FO              555-FORGINGS-AFFILIATED                       NDH-TON
26030560             ***                 BRKT SPG SE              502-STAMPINGS-SMALL                           AGSIMP
26030561             ***                 BRKT SPG SE              502-STAMPINGS-SMALL                           AGSIMP
26031030             ***                 L/S 323 &                548-ASSEMBLIES-DIFFERENTIAL                   EATON-M
26031587             ***                 BOLT&WASHER              501-FASTENERS                                 RING
26032114             ***                 P/ARM PAINT              540-PROCESSED PARTS                           AMCOAT
26032783             ***                 HSG&BUSHING              503-MACHINED PARTS                            WAGNER-C
26032905             ***                 PLUG T PAIN              540-PROCESSED PARTS                           AMCOAT
26033551             ***                 IDLER ARM M              503-MACHINED PARTS                            PALCO
26033553             ***                 SEAL ASM                 512-RUBBER                                    IPC-M
26033555             ***                 STUD                     505-FORGINGS-COLD HEADED                      ROCKFORD
26033558             ***                 RELAY CONR               503-MACHINED PARTS                            PALCO
26034464             ***                 RLY ROD FRG              555-FORGINGS-AFFILIATED                       NDH-TON
26034667             ***                 SHIM P TUBE              502-STAMPINGS-SMALL                           AMG
26034960             ***                 WELD PLUG F              502-STAMPINGS-SMALL                           DECKER
26036687             ***                 NUT C KIDL               501-FASTENERS                                 MACLEAN
26036755             ***                 L/S 323 &                548-ASSEMBLIES-DIFFERENTIAL                   AUBURN
26036756             ***                 L/S 308 &                548-ASSEMBLIES-DIFFERENTIAL                   AUBURN
26037124             ***                 BRAKE ASY R              528-ASSEMBLIES-BRAKE RELATED                  ISUZU
26037125             ***                 BRAKE ASY L              528-ASSEMBLIES-BRAKE RELATED                  ISUZU
26037140             ***                 BOLT&WASHER              501-FASTENERS                                 RING
26037380             ***                 CARR GETRAG              504-FERROUS CASTINGS                          GMSTCATH
26037420             ***                 TUBE ASY L               540-PROCESSED PARTS                           METO-P
26037421             ***                 TUBE ASY R               540-PROCESSED PARTS                           METO-P
00NPN332             ***                 WELDROD 3/3              509-SPRINGS                                   BUF-WELD
00PH0S33             ***                 PHOS COAT M              517-OIL PAINT, GREASE                         HEAT
0NPN3546             ***                 LABEL REAR               510-PAPER                                     INTERMEC
ONR211MP             ***                 WIRE IN SHI              509-SPRINGS                                   BUF-WELD
C7811067             ***                 PROCESSOR B              540-PROCESSED PARTS                           MECH-P
L7811067             ***                 PROCESSOR B              540-PROCESSED PARTS                           LINDBERG


                         PRODUCTION MATERIAL PRICE LIST
                                    *** BASE
                                 BUFFALO PLANTS
                          (Price to be reduced by ***%)

                     *** BUDGET          P/N                      COMMODITY CODE &

P/N                      PRICE           DESCRIPTION              DESCRIPTION                                   SUPPLIER
S1350005             ***
S1350027             ***
S1350048             ***
S1350051             ***
S1350074             ***
S1350076             ***
S1350094             ***
S1350097             ***
S14012696            ***
S14012793            ***
S14012794            ***
S14012795            ***
S14012796            ***
S14025325            ***
S14026702            ***
S14032660            ***
S14041518            ***
S14041663            ***
S14042467            ***
S14042620            ***
S14045694            ***
S14077942            ***
S14085337            ***
S14085338            ***
S14085339            ***
S14092169            ***
S15321887            ***
S15530279            ***
S15530280            ***
S15530281            ***
S15530282            ***
S15551436            ***
S15588326            ***
S15588327            ***
S15588328            ***
S21000891            ***
S21001009            ***
S21001012            ***
S26002095            ***
S26004467            ***
S26005719            ***
S26007557            ***
S26007559            ***
S26009255            ***
S26009508            ***


                         PRODUCTION MATERIAL PRICE LIST
                                    *** BASE
                                 BUFFALO PLANTS

                          (Price to be reduced by ***%)

                     *** BUDGET          P/N                      COMMODITY CODE &
P/N                      PRICE           DESCRIPTION              DESCRIPTION                                   SUPPLIER
S26009534            ***
S26013008            ***
S26013883            ***
S26014593            ***
S26014594            ***
S26014595            ***
S26014614            ***
S26014767            ***
S26014868            ***
S26014869            ***
S26015110            ***
S26015111            ***
S26015208            ***
S26015431            ***
S26017243            ***
S26017271            ***
S26019044            ***
S26019419            ***
S26019566            ***
S26023554            ***
S26023555            ***
S26024280            ***
S26027029            ***
S26027586            ***
S26027624            ***
S26027664            ***
S26028729            ***
S26029186            ***
S26029236            ***
S26032109            ***
S26032908            ***
S26032909            ***
S26033143            ***
S26033195            ***
S26033694            ***
S26034464            ***
S26034788            ***
S26034789            ***
S26036855            ***
S26037706            ***
S26037714            ***
S26037722            ***
S26037730            ***
S352950              ***
S378345              ***



                         PRODUCTION MATERIAL PRICE LIST
                                    *** BASE
                                 BUFFALO PLANTS
                          (Price to be reduced by ***%)

                     *** BUDGET          P/N                      COMMODITY CODE &
P/N                      PRICE           DESCRIPTION              DESCRIPTION                                   SUPPLIER
S378346              ***
S3933176             ***
S3937756             ***
S3977333             ***
S3977334             ***
S3977344             ***
S3984822             ***
S3984825             ***
S3992484             ***
S3998596             ***
S458202              ***
S476522              ***
S7828340             ***
S7828342             ***
S7830334             ***
S7834383             ***
S7835418             ***
S7835419             ***
S7838313             ***
S7838313             ***
S7838318             ***
S7845431             ***
S7849766             ***
S7849767             ***
S8672362             ***
S8672363             ***
S8672364             ***
S8672365             ***
S8672366             ***
S8672367             ***
S8672368             ***
S8672369             ***
S8672370             ***
S8672371             ***
S8672622             ***
S8672623             ***
S8672624             ***
S8672627             ***
S8672631             ***
S8672634             ***
S8672644             ***
S8672600             ***
S8679848             ***



                         PRODUCTION MATERIAL PRICE LIST
                                    *** BASE
                                 DETROIT PLANTS
                          (Price to be reduced by ***%)

                   *** BUDGET         P/N                    COMMODITY CODE &
P/N                    PRICE          DESCRIPTION            DESCRIPTION                                SUPPLIER
0001116            ***                WELD WIRE              709-SPRINGS                                ROYSMITH
00033334           ***                WELD WIRE              709-SPRINGS                                ROYSMITH
00033335           ***                WELD WIRE              709-SPRINGS                                ROYSMITH
00033337           ***                WELD WIRE              709-SPRINGS                                ROYSMITH
00044444           ***                WELD ROD               709-SPRINGS                                ROYSMITH
00077778           ***                PAINT                  717-OIL, PAINT, GREASE                     ZIEBART
00088889           ***                PAINT                  717-OIL, PAINT, GREASE                     DURAKO
00099998           ***                WELD WIRE              709-SPRINGS                                ROYSMITH
00103026           ***                NUT                    701-FASTENERS                              RB&W-ROC
00103320           ***                LOCKWASHER             701-FASTENERS                              MELLOWES
00103321           ***                LOCKWASHER             701-FASTENERS                              MELLOWES
00103324           ***                LOCKWASHER             701-FASTENERS                              FIN DEPT
00103328           ***                LOCKWASHER             701-FASTENERS                              MELLOWES
00103329           ***                LOCKWASHER             701-FASTENERS                              MELLOWES
00103330           ***                LOCKWASHER             701-FASTENERS                              MELLOWES
00113697           ***                BOLT                   701-FASTENERS                              FASTHOUS
00142223           ***                RACE                   708-BEARINGS                               TIMKEN
00186627           ***                BOLT                   701-FASTENERS                              COLD
00193221           ***                BOLT                   701-FASTENERS                              NMP MFG
00217208           ***                BOLT                   701-FASTENERS                              RINGSCRE
00231075           ***                L/X SIDEDGE            755-FORGINGS-AFFILIATED                    SAG-BUFF
00231260           ***                SPRING                 709-SPRINGS                                WHITEHEA
00326880           ***                SPL SHIELD             702-STAMPINGS                              HYDWRN
00327788           ***                DEFLECTOR              702-STAMPINGS                              IROQUOIS
00328098           ***                COIL SPRG              709-SPRINGS                                DELCO-LI
00328100           ***                COIL SPRG              709-SPRINGS                                DELCO-LI
00328101           ***                COIL SPRG              709-SPRINGS                                DELCO-LI
00331091           ***                C/MEMBER               702-STAMPINGS                              MIDLAND
003314167          ***                PIPE CLIP              709-SPRINGS                                FOURSLID
00331421           ***                BOLT                   701-FASTENERS                              ALPHA
00331422           ***                BOLT                   701-FASTENERS                              COLD
00331442           ***                DRUM                   704-FERROUS CASTINGS                       WHELAND
00331471           ***                SPL SHIELD             702-STAMPINGS                              HSI-MILT
00331478           ***                BOLT                   701-FASTENERS                              BENDIXHY
00332803           ***                REINFORCE              702-STAMPINGS                              IROQUOIS
00332804           ***                REINFORCE              702-STAMPINGS                              IROQUOIS
00332853           ***                REINFORCE              702-STAMPINGS                              HSI-MILT
00332854           ***                REINFORCE              702-STAMPINGS                              HSI-MILT
00332983           ***                REINFORCE              702-STAMPINGS                              TREND
00334362           ***                SHIM                   702-STAMPINGS                              AMG
00334363           ***                SHIM                   702-STAMPINGS                              AMG
00334376           ***                SHIM                   702-STAMPINGS                              AMG
00334378           ***                SHIM                   702-STAMPINGS                              AMG
00334672           ***                C/MEMBER               702-STAMPINGS                              MIDLAND
00335675           ***                SPL SHIELD             702-STAMPINGS                              HYDWRN

00337507           ***                REINFORCE              702-STAMPINGS                              HSI-MILT


                         PRODUCTION MATERIAL PRICE LIST
                                    *** BASE
                                 DETROIT PLANTS
                          (Price to be reduced by ***%)

                   *** BUDGET         P/N                    COMMODITY CODE &
P/N                    PRICE          DESCRIPTION            DESCRIPTION                                SUPPLIER
00337508           ***                REINFORCE              702-STAMPINGS                              HSI-MILT
00337515           ***                SHAFT LCA              730-MACHINED FORGINGS                      USM-BAD
00337516           ***                SHAFT LCA              730-MACHINED FORGINGS                      USM-BAD
00337517           ***                REINFORCE              702-STAMPINGS                              TREND
00337523           ***                REINFORCE              702-STAMPINGS                              TRUMARK
00337524           ***                REINFORCE              702-STAMPINGS                              TRUMARK
00337589           ***                BTM PLT                702-STAMPINGS                              FREEDLAN
00337940           ***                RETAINER               702-STAMPINGS                              PROGSTAM
00337972           ***                BUSHING                712-RUBBER                                 RUBBEREN
00341193           ***                BRACKET                702-STAMPINGS                              HSI-AM
00341194           ***                BRACKET                702-STAMPINGS                              HSI-AM
00341509           ***                A-NUT                  703-SCREW MACHINED PARTS                   AT&G
00341510           ***                LOCK                   703-SCREW MACHINED PARTS                   MBFETCHE
00341511           ***                RETAINER               709-SPRINGS                                TIMMS
00343429           ***                SPACER                 702-STAMPINGS                              PALMER
00344004           ***                SPRING                 709-SPRINGS                                OMIOTEK
00345970           ***                U BOLT                 701-FASTENERS                              PEERLESS
00346893           ***                REINFORCE              702-STAMPINGS                              BUTLER
00348200           ***                VENT PLUG              703-SCREW MACHINED PARTS                   GREENDAL
00349427           ***                BRACKET                702-STAMPINGS                              HSI-AM
00349428           ***                BRACKET                702-STAMPINGS                              HSI-AM
00352982           ***                HUB                    704-FERROUS CASTINGS                       DECO
00355049           ***                BRACKET                702-STAMPINGS                              HSI-AM
00355050           ***                BRACKET                702-STAMPINGS                              HSI-AM
00255815           ***                BOLT                   701-FASTENERS                              PEERLESS
00357809           ***                BOLT                   701-FASTENERS                              RINGSCRE
00357837           ***                HD PIN                 701-FASTENERS                              HASSALL
00357840           ***                SPRING                 709-SPRINGS                                FANIEDER
00357841           ***                CUP                    722-STAMPINGS-BRAKE                        DAJACO
00357844           ***                SPRING                 709-SPRINGS                                DUDEK
00357847           ***                LEVER                  702-STAMPINGS                              UNIBOND
00357848           ***                LEVER                  702-STAMPINGS                              UNIBOND
00357891           ***                LEVER                  702-STAMPINGS                              UNIBOND
00360570           ***                DOWELL PIN             703-SCREW MACHINED PARTS                   MBEETCHE
00361705           ***                SHIM                   702-STAMPINGS                              AMG
00361706           ***                SHIM                   702-STAMPINGS                              AMG
00361707           ***                SHIM                   702-STAMPINGS                              AMG
00361708           ***                SHIM                   702-STAMPINGS                              AMG
00361710           ***                SHIM                   702-STAMPINGS                              AMG
00361711           ***                SHIM                   702-STAMPINGS                              AMG
00361712           ***                SHIM                   702-STAMPINGS                              AMG

00361713           ***                SHIM                   702-STAMPINGS                              AMG
00361714           ***                SHIM                   702-STAMPINGS                              AMG
00361715           ***                SHIM                   702-STAMPINGS                              AMG
00361716           ***                SHIM                   702-STAMPINGS                              AMG
00361717           ***                SHIM                   702-STAMPINGS                              AMG


                         PRODUCTION MATERIAL PRICE LIST
                                    *** BASE
                                 DETROIT PLANTS
                          (Price to be reduced by ***%)

                   *** BUDGET         P/N                    COMMODITY CODE &
P/N                    PRICE          DESCRIPTION            DESCRIPTION                                SUPPLIER
00361718           ***                SHIM                   702-STAMPINGS                              AMG
00361720           ***                SHIM                   702-STAMPINGS                              AMG
00361721           ***                SHIM                   702-STAMPINGS                              AMG
00363733           ***                KNUCKLE ASM            729-FERROUS CASTING MACH                   USM-BAD
00363734           ***                KNUCKLE ASM            729-FERROUS CASTING MACH                   USM-BAD
00363735           ***                KNUCKLE ASM            729-FERROUS CASTING MACH                   USM-BAD
00363736           ***                KNUCKLE ASM            729-FERROUS CASTING MACH                   USM-BAD
00363771           ***                CLPR PLATE             729-FERROUS CASTING MACH                   BENDIXHY
00363772           ***                CLPR PLATE             729-FERROUS CASTING MACH                   BENDIXHY
00363773           ***                SPL SHIELD             702-STAMPINGS                              QUIGLEY
00363778           ***                BALANCE WGT            702-STAMPINGS                              PROGSTAM
00365850           ***                BOLT                   701-FASTENERS                              RB&W-ROC
00367762           ***                AIR BAG                712-RUBBER                                 AIRLIFT
00371619           ***                SHART ________         705-FORGINGS                               METLFORG
00278137           ***                NUT                    701-FASTENERS                              INFASCO
00378443           ***                BRACKET                702-STAMPINGS                              BENNETT
00378444           ***                BRACKET                702-STAMPINGS                              BENNETT
00378445           ***                BRACKET                702-STAMPINGS                              BENNETT
00378446           ***                BRACKET                702-STAMPINGS                              BENNETT
00378460           ***                BTM ________           702-STAMPINGS                              FREEDLAN
00378463           ***                L/C/ARM                702-STAMPINGS                              HYDWRN
00378464           ***                L/C/ARM                702-STAMPINGS                              HYDWRN
00378476           ***                REINFORCE              702-STAMPINGS                              PALMER
00393132           ***                BOLT                   701-FASTENERS                              RINGSCRE
00393578           ***                WASHER                 702-STAMPINGS                              AMG
00394331           ***                SHIM                   702-STAMPINGS                              AMG
00394332           ***                SHIM                   702-STAMPINGS                              AMG
00394333           ***                SHIM                   702-STAMPINGS                              AMG
00394334           ***                SHIM                   702-STAMPINGS                              AMG
00394335           ***                SHIM                   702-STAMPINGS                              AMG
00394336           ***                SHIM                   702-STAMPINGS                              AMG
00394337           ***                SHIM                   702-STAMPINGS                              AMG
00394338           ***                SHIM                   702-STAMPINGS                              AMG
00394339           ***                SHIM                   702-STAMPINGS                              AMG
00394340           ***                SHIM                   702-STAMPINGS                              AMG
00394341           ***                SHIM                   702-STAMPINGS                              AMG
00394342           ***                SHIM                   702-STAMPINGS                              AMG

00394343           ***                SHIM                   702-STAMPINGS                              AMG
00394344           ***                SHIM                   702-STAMPINGS                              AMG
00394345           ***                SHIM                   702-STAMPINGS                              AMG
00410408           ***                CASE                   704-FERROUS CASTINGS                       FIN DEPT
00410864           ***                SHIM                   702-STAMPINGS                              AMG
00410866           ***                SHIM                   702-STAMPINGS                              AMG
00410867           ***                SHIM                   702-STAMPINGS                              AMG
00410868           ***                SHIM                   702-STAMPINGS                              AMG
00410869           ***                SHIM                   702-STAMPINGS                              AMG


                         PRODUCTION MATERIAL PRICE LIST
                                    *** BASE
                                 DETROIT PLANTS
                          (Price to be reduced by ***%)

                   *** BUDGET         P/N                    COMMODITY CODE &
P/N                    PRICE          DESCRIPTION            DESCRIPTION                                SUPPLIER
00410870           ***                SHIM                   702-STAMPINGS                              AMG
00410871           ***                SHIM                   702-STAMPINGS                              AMG
00410872           ***                SHIM                   702-STAMPINGS                              AMG
00410873           ***                SHIM                   702-STAMPINGS                              AMG
00410875           ***                SHIM                   702-STAMPINGS                              AMG
00410876           ***                SHIM                   702-STAMPINGS                              AMG
00410924           ***                WASHER                 702-STAMPINGS                              FIN DEPT
00410925           ***                WASHER                 702-STAMPINGS                              FIN DEPT
00443656           ***                RIVET                  701-FASTENERS                              BRAINARD
00444788           ***                PLUG                   716-PLASTIC PARTS                          GEN-PLUG
00454459           ***                BEARING                708-BEARINGS                               TIMKEN
00457041           ***                BEARING                708-BEARINGS                               TIMKEN
00457047           ***                BEARING                708-BEARINGS                               TIMKEN
00457050           ***                BEARING                708-BEARINGS                               TIMKEN
00457233           ***                BEARING                708-BEARINGS                               TIMKEN
00457258           ***                RACE                   708-BEARINGS                               TIMKEN
00457707           ***                WASHER                 702-STAMPINGS                              WASHERS
00458267           ***                U BOLT                 701-FASTENERS                              PEERLESS
00458269           ***                U BOLT                 701-FASTENERS                              PEERLESS
00458270           ***                U BOLT                 701-FASTENERS                              PEERLESS
00458814           ***                BRACKET                702-STAMPINGS                              FIN DEPT
00458819           ***                BRACKET                702-STAMPINGS                              FIN DEPT
00464539           ***                RESTRICTOR             703-SCREW MACHINED PARTS                   GREENDAL
00465063           ***                TUBE                   707-TUBING                                 FIN DEPT
00465064           ***                TUBE                   707-TUBING                                 FIN DEPT
00465065           ***                YOKE                   704-FERROUS CASTINGS                       FIN DEPT
00468677           ***                STRUT                  702-STAMPINGS                              MCINTOSH
00468731           ***                REINFORCE              702-STAMPINGS                              BUTLER
00468732           ***                REINFORCE              702-STAMPINGS                              BUTLER
00469694           ***                SEAL                   712-RUBBER                                 FREUDNBR
00471121           ***                BRACKET                702-STAMPINGS                              IROQUOIS
00472222           ***                COIL SPRG              709-SPRINGS                                DELCO-LI
00473628           ***                WASHER                 702-STAMPINGS                              PALMER

00473629           ***                LOCK                   702-STAMPINGS                              DELWAL
00473636           ***                NUT                    703-SCREW MACHINED PARTS                   STDLCKNU
00474309           ***                RETAINER               709-SPRINGS                                LOCKRING
00475516           ***                HOLE COVER             709-SPRINGS                                NORCOAST
00476753           ***                PLUG                   701-FASTENERS                              DECKER
00480439           ***                FLANGE                 702-STAMPINGS                              IROQUOIS
00480656           ***                BOLT                   701-FASTENERS                              COLD
00484631           ***                BRACKET                702-STAMPINGS                              PONTIAC
00500559           ***                BRACKET                702-STAMPINGS                              MAGNA
00500560           ***                BRACKET                702-STAMPINGS                              MAGNA
00517900           ***                WASHER                 702-STAMPINGS                              PROGSTAM
00543319           ***                DEFLECTOR              702-STAMPINGS                              IROQUOIS
00554631           ***                SEAL                   712-RUBBER                                 CHIRAW


                         PRODUCTION MATERIAL PRICE LIST
                                    *** BASE
                                 DETROIT PLANTS
                          (Price to be reduced by ***%)

                   *** BUDGET         P/N                    COMMODITY CODE &
P/N                    PRICE          DESCRIPTION            DESCRIPTION                                SUPPLIER
00555475           ***                FLANGE                 702-STAMPINGS                              IROQUOIS
00558614           ***                TUBE                   707-TUBING                                 FIN DEPT
00558615           ***                TUBE ASM               707-TUBING                                 FIN DEPT
00888888           ***                PARKO LUBE             717-OIL PAINT, GREASE                      PARKCHEM
01234726           ***                SPACER                 709-SPRINGS                                ERWAGNER
01235137           ***                BOLT                   701-FASTENERS                              ALPHA
01237866           ***                BOLT                   701-FASTENERS                              COLD
01237867           ***                BALANCE WGT            702-STAMPINGS                              PALCOSTM
01243067           ***                RING GEAR              755-FORGINGS-AFFILIATED                    SAG-BUFF
01244646           ***                DRUM                   704-FERROUS CASTINGS                       WHELAND
01254537           ***                CUP                    722-STAMPINGS-BRAKE                        DAJACO
01256048           ***                BALANCE WGT            702-STAMPINGS                              PROGSTAM
01312281           ***                SPRING                 709-SPRINGS                                QTYSPRG
01359887           ***                NUT                    701-FASTENERS                              RB&W-ROC
01363739           ***                TAG LG                 710-PAPER                                  GRM
02039107           ***                WASHER                 702-STAMPINGS                              WASHERS
02622667           ***                THRUST ROD             703-SCREW MACHINED PARTS                   DELCOMO
03314472           ***                DEFLECTOR              702-STAMPINGS                              HSI-MILT
03685199           ***                GASKET                 712-RUBBER                                 WISCONSI
03691500           ***                GUIDE PLATE            702-STAMPINGS                              WASHERS
03699520           ***                PERMATEX               717-OIL PAINT, GREASE                      NORTHERN
03737957           ***                RING GEAR              755-FORGINGS-AFFILIATED                    SAG-BUFF
03752901           ***                NUT                    701-FASTENERS                              FIN DEPT
03752961           ***                SHIM                   702-STAMPINGS                              PALMER
03752962           ***                SHIM                   702-STAMPINGS                              PALMER
03752963           ***                SHIM                   702-STAMPINGS                              PALMER
03767138           ***                SPRING                 709-SPRINGS                                OMIOTEK
03771317           ***                WASHER                 702-STAMPINGS                              MEANS
03773361           ***                BUMPER                 712-RUBBER                                 CARDINAL

03779771           ***                HUB CAP                702-STAMPINGS                              LADAPA
03787240           ***                MAGNET                 715-SINTERED METALS                        NATIONAL
03795465           ***                SHIM                   702-STAMPINGS                              PALMER
03795466           ***                SHIM                   702-STAMPINGS                              PALMER
03818764           ***                BOLT                   701-FASTENERS                              COLD
03823492           ***                GREASE                 717-OIL PAINT, GREASE                      BOBBISH
03831861           ***                TAG                    710-PAPER                                  DICKEY
03833322           ***                LOCK                   709-SPRINGS                                AETNA
03840911           ***                FLANGE                 702-STAMPINGS                              HSI-MILT
03842882           ***                BUSHING                703-SCREW MACHINED PARTS                   DAWLEN
03842895           ***                BUSHING                703-SCREW MACHINED PARTS                   DAWLEN
03846078           ***                GEAR SD                755-FORGINGS-AFFILIATED                    SAG-BUFF
03856834           ***                ANCHOR PIN             703-SCREW MACHINED PARTS                   AT&G
03856843           ***                SPRING                 709-SPRINGS                                DUDEK
03856850           ***                SPRING                 709-SPRINGS                                OMIOTEK
03856855           ***                PIVOT LH               702-STAMPINGS                              IROQUOIS
03856856           ***                PIVOT RH               702-STAMPINGS                              IROQUOIS


                         PRODUCTION MATERIAL PRICE LIST
                                    *** BASE
                                 DETROIT PLANTS
                          (Price to be reduced by ***%)

                   *** BUDGET         P/N                    COMMODITY CODE &
P/N                    PRICE          DESCRIPTION            DESCRIPTION                                SUPPLIER
03858703           ***                CARR/CAP               704-FERROUS CASTINGS                       WGCASG
03860518           ***                BOLT                   701-FASTENERS                              RB&W-ROC
03880140           ***                PIN DF GR              705-FORGINGS                               FIN DEPT
03883310           ***                HUB                    704-FERROUS CASTINGS                       FIN DEPT
03892412           ***                REINFORCE              702-STAMPINGS                              PALMER
03892413           ***                BRACKET                702-STAMPINGS                              BENNETT
03892414           ***                BRACKET                702-STAMPINGS                              BENNETT
03892415           ***                RIVET                  701-FASTENERS                              BRAINARD
03892416           ***                RIVET                  701-FASTENERS                              BRAINARD
03892419           ***                SHAFT LCA              730-MACHINED FORGINGS                      CLIPPER
03892436           ***                REINFORCE              702-STAMPINGS                              PALCOSTM
03894701           ***                SHIM                   729-FERROUS CASTING MACH                   SPARTA
03894702           ***                SHIM                   729-FERROUS CASTING MACH                   SPARTA
03894704           ***                SHIM                   729-FERROUS CASTING MACH                   SPARTA
03894705           ***                SHIM                   729-FERROUS CASTING MACH                   SPARTA
03894706           ***                SHIM                   729-FERROUS CASTING MACH                   SPARTA
03894707           ***                SHIM                   729-FERROUS CASTING MACH                   SPARTA
03894708           ***                SHIM                   729-FERROUS CASTING MACH                   SPARTA
03894709           ***                SHIM                   729-FERROUS CASTING MACH                   SPARTA
03894710           ***                SHIM                   729-FERROUS CASTING MACH                   SPARTA
03894711           ***                SHIM                   729-FERROUS CASTING MACH                   SPARTA
03894712           ***                SHIM                   729-FERROUS CASTING MACH                   SPARTA
03894713           ***                SHIM                   729-FERROUS CASTING MACH                   SPARTA
03894714           ***                SHIM                   729-FERROUS CASTING MACH                   SPARTA
03894715           ***                SHIM                   729-FERROUS CASTING MACH                   SPARTA

03894716           ***                SHIM                   729-FERROUS CASTING MACH                   SPARTA
03894717           ***                SHIM                   729-FERROUS CASTING MACH                   SPARTA
03894718           ***                SHIM                   729-FERROUS CASTING MACH                   SPARTA
03894719           ***                SHIM                   729-FERROUS CASTING MACH                   SPARTA
03898056           ***                PIN                    703-SCREW MACHINED PARTS                   GREENDAL
03898059           ***                STRUT                  702-STAMPINGS                              HSI-MILT
03924344           ***                RING GEAR              705-FORGINGS                               FIN DEPT
03933259           ***                COIL SPRG              709-SPRINGS                                DELCO-LI
03936464           ***                WASHER                 702-STAMPINGS                              PROGSTAM
03936465           ***                RETAINER               702-STAMPINGS                              MFG PROD
03936798           ***                BRACKET                702-STAMPINGS                              S&Z
03953436           ***                NUT                    701-FASTENERS                              INFASCO
03954320           ***                PIPE CLIP              722-STAMPINGS-BRAKE                        DAJACO
03954482           ***                SPACER                 709-SPRINGS                                FIN DEPT
03954483           ***                SPACER                 709-SPRINGS                                FIN DEPT
03961258           ***                BOLT                   701-FASTENERS                              PEERLESS
03974898           ***                SPACER                 709-SPRINGS                                FRWAGNER
03977324           ***                CARR/CAP               704-FERROUS CASTINGS                       CEDRYDAN
03977325           ***                A-NUT                  703-SCREW MACHINED PARTS                   AT&G
03977326           ***                LOCK                   709-SPRINGS                                ADVWIRE
03977333           ***                RING GEAR              755-FORGINGS-AFFILIATED                    SAG-BUFF


                         PRODUCTION MATERIAL PRICE LIST
                                    *** BASE
                                 DETROIT PLANTS
                          (Price to be reduced by ***%)

                   *** BUDGET         P/N                    COMMODITY CODE &
P/N                    PRICE          DESCRIPTION            DESCRIPTION                                SUPPLIER
03977334           ***                RING GEAR              755-FORGINGS-AFFILIATED                    SAG-BUFF
03977341           ***                CASE                   704-FERROUS CASTINGS                       CFDRYDAN
03977342           ***                CASE                   704-FERROUS CASTINGS                       CFRIYIDAN
03977343           ***                CASE COVER             704-FERROUS CASTINGS                       CFDRIYDAN
03977344           ***                SDE GRID               755-FORGINGS-AFFILIATED                    SAG-BUFF
03977345           ***                WASHER                 702-STAMPINGS                              AMG
03977346           ***                WASHER                 702-STAMPINGS                              BRIGHTON
03977356           ***                PINFLG&DEF             730-MACHINED FORGINGS                      SIMP-IND
03977386           ***                COVER                  702-STAMPINGS                              HYDWRN
03977397           ***                HUB                    704-FERROUS CASTINGS                       CFDRIYSAG
03977453           ***                BOLT                   701-FASTENERS                              RINGSCRE
03980400           ***                PIPE                   722-STAMPINGS-BRAKE                        DAJACO
03982297           ***                DRUM                   704-FERROUS CASTINGS                       WHELAND
03983036           ***                NUT                    701-FASTENERS                              STEVENS
03983809           ***                NUT                    701-FASTENERS                              STEVENS
03983860           ***                BOLT                   701-FASTENERS                              ALPHA
03983871           ***                SPACER                 702-STAMPINGS                              PROGSTAM
03984818           ***                WASHER                 702-STAMPINGS                              BRIGHTON
03984822           ***                RING GEAR              755-FORGINGS-AFFILIATED                    SAG-BUFF
03984823           ***                SAW PINION             PRO-PROCESSING-OUTSIDE                     COLDSAW
03984825           ***                RING GEAR              755-FORGINGS-AFFILIATED                    SAG-BUFF

03984826           ***                SAW PINION             PRO-PROCESSING-OUTSIDE                     COLDSAW
03985923           ***                BOLT                   701-FASTENERS                              COLD
03988513           ***                SAW PINION             PRO-PROCESSING-OUTSIDE                     COLDSAW
03988514           ***                RING GEAR              755-FORGINGS-AFFILIATED                    SAG-BUFF
03988516           ***                SAW PINION             PRO-PROCESSING-OUTSIDE                     COLDSAW
03988517           ***                RING GEAR              755-FORGINGS-AFFILIATED                    SAG-BUFF
03988523           ***                PIN FLANGE             704-FERROUS CASTINGS                       CFDRYSAG
03988538           ***                BOLT                   701-FASTENERS                              PEERLESS
03992484           ***                RING GEAR              755-FORGINGS-AFFILIATED                    SAG-BUFF
03996195           ***                BRACKET                702-STAMPINGS                              IROQUOIS
03997921           ***                BRACKET                702-STAMPINGS                              TREND
03998595           ***                SAW PINION             PRO-PROCESSING-OUTSIDE                     COLDSAW
03998596           ***                RING GEAR              755-FORGINGS-AFFILIATED                    SAG-BUFF
05454797           ***                SPRING                 709-SPRINGS                                TRIAD
05461145           ***                SPRING                 709-SPRINGS                                DUDEK
05462142           ***                SPRING                 709-SPRINGS                                GREENVIL
05467589           ***                BOLT                   701-FASTENERS                              TRIADTRI
05468226           ***                BOLT                   701-FASTENERS                              PEERLESS
06260674           ***                C/MEMBER               702-STAMPINGS                              MIDLAND
06260679           ***                REINFORCE              702-STAMPINGS                              HSI-MILT
06260806           ***                HUB&DISC AS            704-FERROUS CASTINGS                       BUDD
06263802           ***                SHAFT LCA              730-MACHINED FORGINGS                      MACHINE
06263811           ***                U/C/ARM                702-STAMPINGS                              HSI-AM
06263812           ***                U/C/ARM                702-STAMPINGS                              HSI-AM
06263820           ***                RETAINER               702-STAMPINGS                              PROGSTAM


                         PRODUCTION MATERIAL PRICE LIST
                                    *** BASE
                                 DETROIT PLANTS
                          (Price to be reduced by ***%)

                   *** BUDGET         P/N                    COMMODITY CODE &
P/N                    PRICE          DESCRIPTION            DESCRIPTION                                SUPPLIER
06263821           ***                BUMPER                 712-RUBBER                                 COOPER
06263840           ***                BOLT                   701-FASTENERS                              ALPHA
06263849           ***                SPACER                 702-STAMPINGS                              PROGSTAM
06263850           ***                SPACER                 703-SCREW MACHINED PARTS                   GREENDAL
06263851           ***                U/C/ARM                702-STAMPINGS                              HSI-AM
06263852           ***                U/C/ARM                702-STAMPINGS                              HSI-AM
06263891           ***                U/C/ARM                702-STAMPINGS                              HSI-AM
06263892           ***                U/C/ARM                702-STAMPINGS                              HSI-AM
06271198           ***                COIL SPRG              709-SPRINGS                                DELCO-LI
06271374           ***                BRK CABLE              738-ASSEMBLIES-BRAKE CABLES                DOMINION
06274259           ***                KNUCKLE ASM            729-FERROUS CASTING MACH                   STC-AXLE
06274260           ***                KNUCKLE ASM            729-FERROUS CASTING MACH                   STC-AXLE
07451785           ***                BEARING                708-BEARINGS                               NDH-BRIS
07451870           ***                BEARING                708-BEARINGS                               NTN
07470116           ***                EXTRD TONAW            PRO-PROCESSING-OUTSIDE                     TONAFORG
07828962           ***                WASHER                 702-STAMPINGS                              BRAUN
07828963           ***                BUMPER                 712-RUBBER                                 DYBROOK

07834086           ***                PINION ASM             729-FERROUS CASTING MACH                   HARVARD
09413428           ***                BEARING                708-BEARINGS                               TIMKEN
09413429           ***                RACE                   708-BEARINGS                               TIMKEN
09414919           ***                RACE                   708-BEARINGS                               TIMKEN
09416897           ***                BOLT                   701-FASTENERS                              RB&W-ROC
09417782           ***                BEARING                708-BEARINGS                               TIMKEN
09417783           ***                BEARING                708-BEARINGS                               TIMKEN
09417785           ***                BEARING                708-BEARINGS                               TIMKEN
09417786           ***                RACE                   708-BEARINGS                               TIMKEN
09418357           ***                BEARING                708-BEARINGS                               TIMKEN
09418358           ***                RACE                   708-BEARINGS                               TIMKEN
09418991           ***                BOLT                   701-FASTENERS                              MNP MFG
09420096           ***                RACE                   708-BEARINGS                               TIMKEN
09420445           ***                SCREW                  701-FASTENERS                              GBDUPONT
09422297           ***                NUT                    701-FASTENERS                              INFASCO
09422299           ***                NUT                    701-FASTENERS                              GRIPCO
09422302           ***                NUT                    701-FASTENERS                              GRIPCO
09422303           ***                NUT                    701-FASTENERS                              GRIPCO
09422304           ***                NUT                    701-FASTENERS                              GRIPCO
09422308           ***                NUT                    701-FASTENERS                              GRIPCO
09424987           ***                NUT                    701-FASTENERS                              STEVENS
09428539           ***                RACE                   708-BEARINGS                               TIMKEN
09428890           ***                SHAFT PIN              709-SPRINGS                                DRIVE-LO
09428909           ***                BEARING                708-BEARINGS                               TIMKEN
09431604           ***                COTTER PIN             701-FASTENERS                              MELLOWES
09433353           ***                NUT                    701-FASTENERS                              FIN DEPT
09436783           ***                COTTER PIN             701-FASTENERS                              MELLOWES
09436882           ***                BEARING                708-BEARINGS                               TIMKEN
09437734           ***                BEARING                708-BEARINGS                               TIMKEN


                         PRODUCTION MATERIAL PRICE LIST
                                    *** BASE
                                 DETROIT PLANTS
                          (Price to be reduced by ***%)

                   *** BUDGET         P/N                    COMMODITY CODE &
P/N                    PRICE          DESCRIPTION            DESCRIPTION                                SUPPLIER
09437735           ***                RACE                   708-BEARINGS                               TIMKEN
09437834           ***                RIVET                  701-FASTENERS                              BRAINARD
09439561           ***                BEARING                708-BEARINGS                               TORINGTO
09439880           ***                BEARING                708-BEARINGS                               TIMKEN
09755486           ***                BALL STUD              718-ASSEMBLIES                             DELCO-VA
09756808           ***                BALL STUD              718-ASSEMBLIES                             DELCO-VA
09761368           ***                BALL STUD              718-ASSEMBLIES                             DELCO-VA
09761369           ***                BALL STUD              718-ASSEMBLIES                             DELCO-VA
09768316           ***                BALL STUD              718-ASSEMBLIES                             DELCO-VA
09783762           ***                NUT                    701-FASTENERS                              IND-AUTO
09784858           ***                PUSH NUT               701-FASTENERS                              PALNUT
09985027           ***                SEALANT                711-RESINS                                 M-M-M CO
09985038           ***                GREASE                 717-OIL PAINT, GREASE                      BOBBISH

09985254           ***                GREASE                 717-OIL PAINT, GREASE                      EXXON
09985290           ***                GREASE                 717-OIL PAINT, GREASE                      TEXACO
09985309           ***                SEALANT                717-OIL PAINT, GREASE                      WACKER
09985352           ***                SEALANT                711-RESINS                                 DETBALL
09985470           ***                PAINT                  717-OIL PAINT, GREASE                      ZIEBART
09985892           ***                SEALANT ANA            711-RESINS                                 LOCTITE
10000954           ***                BUSHING                712-RUBBER                                 GENCORP
10113038           ***                BRAKE CABLE            738-ASSEMBLIES-BRAKE CABLES                DOMINION
10135417           ***                BRAKE CABLE            738-ASSEMBLIES-BRAKE CABLES                DOMINION
10135481           ***                BRK CABKE              738-ASSEMBLIES-BRAKE CABLES                DOMINION
10135482           ***                BRK CABLE              738-ASSEMBLIES-BRAKE CABLES                DOMINION
10183748           ***                SAW SAW C              PRO-PROCESSING-OUTSIDE                     BAR
10215918           ***                INSP ROD CA            PRO-PROCESSING-OUTSIDE                     NEW
10223642           ***                BRAKE CABLE            738-ASSEMBLIES-BRAKE CABLES                DOMINION
10238822           ***                BRK CABLE              738-ASSEMBLIES-BRAKE CABLES                DOMINION
11500930           ***                BOLT                   701-FASTENERS                              RINGSCRE
11502737           ***                PUSH NUT JC            701-FASTENERS                              PALNUT
11503877           ***                BOLT                   701-FASTENERS                              COLD
11503963           ***                WASHER                 701-FASTENERS                              MOTORCIT
11505124           ***                BEARING                708-BEARINGS                               TIMKEN
11505125           ***                RACE                   708-BEARINGS                               TIMKEN
11506007           ***                BOLT                   701-FASTENERS                              MNP MFG
14000529           ***                BRACKET                702-STAMPINGS                              HSI-AM
14000530           ***                BRACKET                702-STAMPINGS                              HSI-AM
14001283           ***                BOLT                   701-FASTENERS                              GBDUPONT
14003417           ***                BUMPER                 712-RUBBER                                 COOPER
14003444           ***                RETAINER               702-STAMPINGS                              MFG PROD
14003451           ***                BOLT                   701-FASTENERS                              FIN DEPT
14004183           ***                REINFORCE              702-STAMPINGS                              SUPERB
14004184           ***                REINFORCE              702-STAMPINGS                              SUPERB
14005153           ***                BRACKET                702-STAMPINGS                              HSI-AM
14005154           ***                BRACKET                702-STAMPINGS                              HSI-AM
14005179           ***                __/MEMBER              702-STAMPINGS                              MIDLAND


                         PRODUCTION MATERIAL PRICE LIST
                                    *** BASE
                                 DETROIT PLANTS
                          (Price to be reduced by ***%)

                   *** BUDGET         P/N                    COMMODITY CODE &
P/N                    PRICE          DESCRIPTION            DESCRIPTION                                SUPPLIER
14006401           ***                SHAFT DF PN            730-MACHINED FORGINGS                      MACHINE
14006434           ***                BRACKET                702-STAMPINGS                              ALLSTTOO
14012675           ***                BOLT                   701-FASTENERS                              RINGSCRE
14012679           ***                BOLT                   701-FASTENERS                              PEERLESS
14012691           ***                SPACER                 709-SPRINGS                                ERWAGNER
14012694           ***                SEAL                   712-RUBBER                                 FREUDNBR
14012695           ***                CASE                   704-FERROUS CASTINGS                       CFDRIYDAN
14012696           ***                9.5 SIDE GE            755-FORGINGS-AFFILIATED                    SAG-BUFF
14012697           ***                WASHER                 702-STAMPINGS                              BRIGHTON

14012699           ***                WASHER                 702-STAMPINGS                              PALCOSTM
14012700           ***                SHAFT DF PN            730-MACHINED FORGINGS                      MACHINE
14012702           ***                BOLT                   701-FASTENERS                              RINGSCRE
14012703           ***                BOLT                   701-FASTENERS                              COLD
14012707           ***                LOCK                   709-SPRINGS                                ADVWIRE
14012708           ***                SHIM                   702-STAMPINGS                              AMG
14012709           ***                SHIM                   702-STAMPINGS                              AMG
14012710           ***                SHIM                   702-STAMPINGS                              AMG
14012711           ***                SHIM                   702-STAMPINGS                              AMG
14012712           ***                SHIM                   702-STAMPINGS                              AMG
14012713           ***                SHIM                   702-STAMPINGS                              AMG
14012714           ***                SHIM                   702-STAMPINGS                              AMG
14012715           ***                SHIM                   702-STAMPINGS                              AMG
14012716           ***                SHIM                   702-STAMPINGS                              AMG
14012717           ***                SHIM                   702-STAMPINGS                              AMG
14012718           ***                SHIM                   702-STAMPINGS                              AMG
14012719           ***                SHIM                   702-STAMPINGS                              AMG
14012720           ***                SHIM                   702-STAMPINGS                              AMG
14012721           ***                SHIM                   702-STAMPINGS                              AMG
14012722           ***                SHIM                   702-STAMPINGS                              AMG
14012723           ***                SHIM                   702-STAMPINGS                              AMG
14012724           ***                SHIM                   702-STAMPINGS                              AMG
14012725           ***                SHIM                   729-FERROUS CASTING MACH                   SPARTA
14012726           ***                SHIM                   729-FERROUS CASTING MACH                   SPARTA
14012727           ***                SHIM                   729-FERROUS CASTING MACH                   SPARTA
14012729           ***                SHIM                   729-FERROUS CASTING MACH                   SPARTA
14012730           ***                SHIM                   729-FERROUS CASTING MACH                   SPARTA
14012731           ***                SHIM                   729-FERROUS CASTING MACH                   SPARTA
14012732           ***                SHIM                   729-FERROUS CASTING MACH                   SPARTA
14012733           ***                SHIM                   729-FERROUS CASTING MACH                   SPARTA
14012734           ***                SHIM                   729-FERROUS CASTING MACH                   SPARTA
14012735           ***                SHIM                   729-FERROUS CASTING MACH                   SPARTA
14012736           ***                SHIM                   729-FERROUS CASTING MACH                   SPARTA
14012737           ***                SHIM                   729-FERROUS CASTING MACH                   SPARTA
14012738           ***                SHIM                   729-FERROUS CASTING MACH                   SPARTA
14012739           ***                SHIM                   729-FERROUS CASTING MACH                   SPARTA
14012740           ***                SHIM                   729-FERROUS CASTING MACH                   SPARTA


                         PRODUCTION MATERIAL PRICE LIST
                                    *** BASE
                                 DETROIT PLANTS
                          (Price to be reduced by ***%)

                   *** BUDGET         P/N                    COMMODITY CODE &
P/N                    PRICE          DESCRIPTION            DESCRIPTION                                SUPPLIER
14012741           ***                SHIM                   704-FERROUS CASTINGS                       SPARTA
14012742           ***                SHIM                   729-FERROUS CASTING MACH                   SPARTA
14012743           ***                SHIM                   729-FERROUS CASTING MACH                   SPARTA
14012746           ***                LOCK                   702-STAMPINGS                              ALLSTTOO
14012747           ***                COVER                  702-STAMPINGS                              HYDWRN

14012748           ***                BOLT                   701-FASTENERS                              GBDUPONT
14012749           ***                SHIM                   702-STAMPINGS                              AMG
14012752           ***                SHIM                   729-FERROUS CASTING MACH                   SPARTA
14012753           ***                A-NUT                  703-SCREW MACHINED PARTS                   AT&G
14012793           ***                RING GEAR              755-FORGINGS-AFFILIATED                    SAG-BUFF
14012794           ***                RING GEAR              755-FORGINGS-AFFILIATED                    SAG-BUFF
14012795           ***                RING GEAR              755-FORGINGS-AFFILIATED                    SAG-BUFF
14012796           ***                RING GEAR              755-FORGINGS-AFFILIATED                    SAG-BUFF
14012801           ***                SAW PINION             PRO-PROCESSING-OUTSIDE                     COLDSAW
14012802           ***                SAW PINION             PRO-PROCESSING-OUTSIDE                     COLDSAW
14012803           ***                SAW PINION             PRO-PROCESSING-OUTSIDE                     COLDSAW
14012804           ***                SAW PINION             PRO-PROCESSING-OUTSIDE                     COLDSAW
14018224           ***                CARR/CAP               704-FERROUS CASTINGS                       CFDRYDAN
14020937           ***                DRUM                   704-FERROUS CASTINGS                       CFDRYDAN
14023437           ***                SPRING                 709-SPRINGS                                AUTOSPRG
14023438           ***                CLIP                   709-SPRINGS                                BURNEX
14023439           ***                LOCK                   709-SPRINGS                                BENDIXHY
14024528           ***                BTM PT                 702-STAMPINGS                              FREEDLAN
14026599           ***                SEAL                   712-RUBBER                                 RUBBEREN
14026600           ***                SEAL                   712-RUBBER                                 RUBBEREN
14026701           ***                SAW PINION             PRO-PROCESSING-OUTSIDE                     COLDSAW
14026702           ***                RING GEAR              755-FORGINGS-AFFILIATED                    SAG-BUFF
14026897           ***                BALANCE WGT            702-STAMPINGS                              FIN DEPT
14030376           ***                CARRIER                713-NON FERROUS CASTINGS                   STCATH
14034566           ***                BRK CABLE              738-ASSEMBLIES-BRAKE CABLES                DOMINION
14035322           ***                BRACKET HSE            702-STAMPINGS                              ALLSTTOO
14035355           ***                AXLE SHAFT             745-COLD HEADED PARTS                      CARPENTE
14035359           ***                BRACKET                702-STAMPINGS                              FIN DEPT
14035360           ***                BRACKET                702-STAMPINGS                              FIN DEPT
14035386           ***                PIN FLANGE             729-FERROUS CASTING MACH                   SIMP-IND
14039577           ***                SEAL                   712-RUBBER                                 FREUDNBR
14039582           ***                PIN FLG & D            729-FERROUS CASTING MACH                   SIMP-IND
14039587           ***                SEAL                   712-RUBBER                                 FREUDNBR
14039589           ***                SHAFT PN               730-MACHINED FORGINGS                      MACHINE
14039591           ***                CONNECTOR              745-COLD HEADED PARTS                      MACLEAN
14039596           ***                CASE                   704-FERROUS CASTINGS                       CFDRYDAN
14039598           ***                WASHER                 702-STAMPINGS                              BRIGHTON
14039599           ***                WASHER                 702-STAMPINGS                              BRIGHTON
14041238           ***                C/MEMBER               702-STAMPINGS                              MIDLAND
14041988           ***                DEFLECTOR              702-STAMPINGS                              WHITEHEA
14041989           ***                SNAP RING              709-SPRINGS                                LOCKRING


                         PRODUCTION MATERIAL PRICE LIST
                                    *** BASE
                                 DETROIT PLANTS
                          (Price to be reduced by ***%)

                   *** BUDGET         P/N                    COMMODITY CODE &
P/N                    PRICE          DESCRIPTION            DESCRIPTION                                SUPPLIER
14042601           ***                SPRING                 709-SPRINGS                                TOLLMAN

14042602           ***                WASHER                 716-PLASTIC PARTS                          HERITAGE
14042604           ***                SHFTR FORK             729-FERROUS CASTING MACH                   PMA
14042606           ***                SPRING                 709-SPRINGS                                OMIOTEK
14042628           ***                CASE                   704-FERROUS CASTINGS                       CFDRYDAN
14045736           ***                BOLT                   701-FASTENERS                              MNP MFG
14050302           ***                DRUM                   704-FERROUS CASTINGS                       WHELAND
14050331           ***                ID STICKER             710-PAPER                                  MACARTHU
14051221           ***                BRACKET                702-STAMPINGS                              HSI-AM
14051222           ***                BRACKET                702-STAMPINGS                              HSI-AM
14054112           ***                BRACKET                702-STAMPINGS                              IROQUOIS
14054345           ***                COIL SPRG              709-SPRINGS                                DELCO-LI
14054635           ***                SHAFT UCA              705-FORGINGS                               METLFORG
14054636           ***                BUSHING                712-RUBBER                                 RUBBEREN
14054701           ***                WASHER                 702-STAMPINGS                              PROGSTAM
14054709           ***                CLIP                   722-STAMPINGS-BRAKE                        DAJACO
14054761           ***                BUMPER LCA             712-RUBBER                                 GOODYEAR
14054762           ***                NUT                    701-FASTENERS                              CSM
14054920           ***                COVER                  702-STAMPINGS                              MEANS
14054921           ***                NUT                    701-FASTENERS                              INFASCO
14054925           ***                KNUCKLE ASM            729-FERROUS CASTING MACH                   STC-AXLE
14054926           ***                KNUCKLE ASM            729-FERROUS CASTING MACH                   STC-AXLE
14054936           ***                BEARING                708-BEARINGS                               TIMKEN
14055318           ***                BRACKET                702-STAMPINGS                              YAREMA
14055319           ***                BRACKET                702-STAMPINGS                              YAREMA
14056118           ***                CBLE SWTCH             716-PLASTIC PARTS                          WOLLIN
14056135           ***                BOLT                   701-FASTENERS                              RB&W-ROC
14056165           ***                BOLT                   701-FASTENERS                              RINGSCRE
14056175           ***                FLG PLATE              702-STAMPINGS                              UNIBOND
14056176           ***                FLG PLATE              702-STAMPINGS                              UNIBOND
14056196           ***                BOLT                   701-FASTENERS                              RINGSCRE
14056297           ***                VENT                   703-SCREW MACHINED PARTS                   GREENDAL
14056841           ***                PAINT-STA S            PRO-PROCESSING-OUTSIDE                     M-KOTE-G
14056842           ***                PAINT-STA S            PRO-PROCESSING-OUTSIDE                     M-KOTE-G
14060825           ***                TUBE                   707-TUBING                                 CLIPPER
14066911           ***                TUBE                   707-TUBING                                 CLIPPER
14066913           ***                BOLT                   701-FASTENERS                              RINGSCRE
14067131           ***                NUT                    701-FASTENERS                              CSM
14070320           ***                PLUG                   716-PLASTIC PARTS                          NIAGARA
14072937           ***                DRUM                   704-FERROUS CASTINGS                       WHELAND
14072938           ***                BALANCE WGT            702-STAMPINGS                              PALMER
14072939           ***                BALANCE WGT            702-STAMPINGS                              WASHERS
14074865           ***                SHIM                   702-STAMPINGS                              AMG
14074866           ***                SHIM                   702-STAMPINGS                              AMG
14074867           ***                SHIM                   702-STAMPINGS                              AMG
14074868           ***                SHIM                   702-STAMPINGS                              AMG


                         PRODUCTION MATERIAL PRICE LIST
                                    *** BASE
                                 DETROIT PLANTS
                          (Price to be reduced by ***%)


                   *** BUDGET         P/N                    COMMODITY CODE &
P/N                    PRICE          DESCRIPTION            DESCRIPTION                                SUPPLIER
14075742           ***                CARRIER                704-FERROUS CASTINGS                       CFDRYIDEF
14081407           ***                PAINT-STA S            PRO-PROCESSING-OUTSIDE                     M-KOTE-G
14081408           ***                PAINT-STA S            PRO-PROCESSING-OUTSIDE                     M-KOTE-G
14081409           ***                PAINT-STAB             PRO-PROCESSING-OUTSIDE                     M-KOTE-G
14085342           ***                SAW PINION             PRO-PROCESSING-OUTSIDE                     COLDSAW
14085343           ***                SAW PINION             PRO-PROCESSING-OUTSIDE                     COLDSAW
14085344           ***                SAW PINION             PRO-PROCESSING-OUTSIDE                     COLDSAW
14087728           ***                PAINT-STA S            PRO-PROCESSING-OUTSIDE                     M-KOTE-G
14089553           ***                TURN STAB S            PRO-PROCESSING-OUTSIDE                     M-T&G
14089584           ***                TURN STAB S            PRO-PROCESSING-OUTSIDE                     M-T&G
14090006           ***                INSP CONN R            PRO-PROCESSING-OUTSIDE                     NEW
14092112           ***                SAW PINION             PRO-PROCESSING-OUTSIDE                     COLDSAW
14092414           ***                DISC                   709-SPRINGS                                STCATH
14101234           ***                PAINT-STA S            PRO-PROCESSING-OUTSIDE                     M-KOTE-G
14101234           ***                TURN STAB S            PRO-PROCESSING-OUTSIDE                     M-T&G
15521872           ***                SEAL RING              712-RUBBER                                 FREUDNBR
15521873           ***                BEARING                708-BEARINGS                               TORINGTO
15521874           ***                SEAL                   712-RUBBER                                 FREUDN-N
15521875           ***                LOCK                   722-STAMPINGS-BRADE                        DAJACO
15521887           ***                SLEEVE K-30            755-FORGINGS-AFFILIATED                    SAG-BUFF
15521977           ***                BOLT                   701-FASTENERS                              RB&W-ROC
15522012           ***                PIN FLANGE             729-FERROUS CASTING MACH                   STC-AXLE
15522026           ***                TUBE                   707-TUBING                                 USM-LEX
15522027           ***                TUBE                   707-TUBING                                 USM-LEX
15522028           ***                TUBE                   707-TUBING                                 USM-LEX
15522029           ***                TUBE                   707-TUBING                                 USM-LEX
15522046           ***                FLANGE                 702-STAMPINGS                              HSI-MILT
15522047           ***                BRACKET                702-STAMPINGS                              SIMPSON
15522061           ***                BOLT                   701-FASTENERS                              COLD
15522062           ***                SEAL                   712-RUBBER                                 FREUDNBR
15522075           ***                ADJ SCREW &            728-ASSEMBLIES-BRAKE RELATES               HARCO
15522076           ***                ADJ SCREW &            728-ASSEMBLIES-BRAKE RELATED               HARCO
15522081           ***                SOCKET                 703-SCREW MACHINED PARTS                   GREENDAL
15522140           ***                SHIM                   702-STAMPINGS                              AMG
15522141           ***                SHIM                   702-STAMPINGS                              AMG
15522142           ***                SHIM                   702-STAMPINGS                              AMG
15530279           ***                RING GEAR              755-FORGINGS-AFFILIATED                    SAG-BUFF
15530280           ***                RING GEAR              755-FORGINGS-AFFILIATED                    SAG-BUFF
15530281           ***                RING GEAR              755-FORGINGS-AFFILIATED                    SAG-BUFF
15530282           ***                RING GEAR              755-FORGINGS-AFFILIATED                    SAG-BUFF
15530288           ***                SEAL                   712-RUBBER                                 CHIRAW
15530296           ***                BEARING                708-BEARINGS                               TORINGTO
15545356           ***                BOLT                   701-FASTENERS                              ALPHA
15545363           ***                DRUM                   704-FERROUS CASTINGS                       WHELAND
15548297           ***                BUSHING                712-RUBBER                                 GENCORP
15551384           ***                CLIP                   722-STAMPINGS-BRAKE                        DAJACO


                         PRODUCTION MATERIAL PRICE LIST

                                    *** BASE
                                 DETROIT PLANTS
                          (Price to be reduced by ***%)

                   *** BUDGET         P/N                    COMMODITY CODE &
P/N                    PRICE          DESCRIPTION            DESCRIPTION                                SUPPLIER
15551436           ***                RING GEAR              755-FORGINGS-AFFILIATED                    SAG-BUFF
15552842           ***                CBLE SWTCH             731-ELECTRICAL COMPONENTS                  JOSPOLLA
15552844           ***                NUT                    701-FASTENERS                              GRIPCO
15552845           ***                WASHER                 702-STAMPINGS                              WASHERS
15552871           ***                CUP                    722-STAMPINGS-BRAKE                        DAJACO
15555694           ***                TUBE                   707-TUBING                                 STANDARD
15557374           ***                HUB & DISC             704-FERROUS CASTINGS                       BUDD
15557723           ***                CUP                    722-STAMPINGS-BRAKE                        DAJACO
15562338           ***                BRACKET                702-STAMPINGS                              SUPERB
15562346           ***                SPACER SG              703-SCREW MACHINED PARTS                   GREENDAL
15562375           ***                PIN FLANGE             703-MACHINED FORGINS                       SIMP-IND
15572949           ***                BRACKET                702-STAMPINGS                              IROQUOIS
15572950           ***                BRACKET                702-STAMPINGS                              IROQUOIS
15572991           ***                CARRIER                713-NON FERROUS CASTINGS                   ACCURCAS
15572992           ***                CARRIER                713-NON FERROUS CASTINGS                   ACCURCAS
15573205           ***                CARRIER                713-NON FERROUS CASTINGS                   ACCURCAS
15573206           ***                CARRIER                713-NON FERROUS CASTINGS                   ACCURCAS
15573240           ***                SLEEVE & INST          703-SCREW MACHINED PARTS                   GRINNELL
15588223           ***                DRUM                   704-FERROUS CASTINGS                       WHELAND
15588240           ***                DRUM                   704-FERROUS CASTINGS                       WHELAND
15588258           ***                BOLT                   701-FASTENERS                              PEERLESS
15588288           ***                BEARING                708-BEARINGS                               TORINGTO
15588297           ***                TUBE                   707-TUBING                                 STANDARD
15588297           ***                TUBE                   707-TUBING                                 STANDARD
15588298           ***                TUBE                   707-TUBING                                 STANDARD
15588312           ***                LOCK                   722-STAMPINGS-BRAKE                        DAJACO
15588326           ***                RING GEAR              755-FORGINGS-AFFILIATED                    SAG-BUFF
15588327           ***                RING GEAR              755-FORGINGS-AFFILIATED                    SAG-BUFF
15588328           ***                RING GEAR              755-FORGINGS-AFFILIATED                    SAG-BUFF
15588333           ***                SAW PINION             PRO - PROCESSING - OUTSIDE                 COLDSAW
15588334           ***                SAW PINION             PRO - PROCESSING - OUTSIDE                 COLDSAW
15588335           ***                SAW PINION             PRO - PROCESSING - OUTSIDE                 COLDSAW
15588336           ***                PINION FLAN            729-FERROUS CASTING MACH                   SIMP-IND
15588341           ***                BEARING                708-BEARINGS                               TORINGTO
15588350           ***                WASHER                 702-STAMPINGS                              PALMER
15588351           ***                WASHER                 702-STAMPINGS                              PALMER
15588354           ***                RING                   722-STAMPINGS-BRAKE                        DAJACO
15588356           ***                CONNECTOR              745-COLD HEADED PARTS                      MACLEAN
15588360           ***                WASHER                 702-STAMPINGS                              PALMER
15588363           ***                DEFLECTOR              702-STAMPINGS                              PALMER
15588371           ***                SPRING FORK            709-SPRINGS                                OMIOTEK
15588372           ***                BUSHING                712-RUBBER                                 GENCORP
15588374           ***                PLUG                   701-FASTENERS                              MNP MFG
15588376           ***                SHIM                   702-STAMPINGS                              PALMER
15588383           ***                WASHER                 716-PLASTIC PARTS                          WOLLIN
15589493           ***                BOLT                   701-FASTENERS                              ALPHA



                         PRODUCTION MATERIAL PRICE LIST
                                    *** BASE
                                 DETROIT PLANTS
                          (Price to be reduced by ***%)

                   *** BUDGET         P/N                    COMMODITY CODE &
P/N                    PRICE          DESCRIPTION            DESCRIPTION                                SUPPLIER
15589690           ***                CARRIER                704-FERROUS CASTINGS                       CFDRYDEF
15592924           ***                REINFORCE              702-STAMPINGS                              HSI-MILT
15593721           ***                TUBE                   707-TUBING                                 USM-PTH
15593722           ***                TUBE                   707-TUBING                                 USM-PTH
15593723           ***                TUBE                   707-TUBING                                 USM-LEX
15593724           ***                TUBE                   707-TUBING                                 USM-LEX
15593725           ***                TUBE                   707-TUBING                                 USM-LEX
15593726           ***                TUBE                   707-TUBING                                 USM-LEX
15595140           ***                BEARING                708-BEARINGS                               TORINGTO
15596762           ***                S-SLEEVE               755-FORGINGS-AFFILIATED                    SAG-BUFF
15597740           ***                BRAKE SHOE             728-ASSEMBLIES-BRAKE RELATED               UNIBOND
15597742           ***                BRAKE SHOE             728-ASSEMBLIES-BRAKE RELATED               UNIBOND
15597829           ***                C/MEMBER               702-STAMPINGS                              MIDLAND
15598366           ***                C/MEMBER               702-STAMPINGS                              MIDLAND
15600401           ***                RIVET                  701-FASTENERS                              BRAINARD
15604587           ***                BRK CABLE              738-ASSEMBLIES-BRAKE CABLES                ORSCHELN
15604588           ***                BRK CABLE              738-ASSEMBLIES-BRAKE CABLES                ORSCHELN
15604589           ***                BRK CABLE              738-ASSEMBLIES-BRAKE CABLES                ORSCHELN
15604590           ***                BRK CABLE              738-ASSEMBLIES-BRAKE CABLES                ORSCHELN
15604591           ***                BRK CABLE              738-ASSEMBLIES-BRAKE CABLES                ORSCHELN
15604592           ***                BRK CABLE              738-ASSEMBLIES-BRAKE CABLES                DOMINION
15604866           ***                C/MEMBER               702-STAMPINGS                              MIDLAND
15604916           ***                PAINT-STA S            PRO-PROCESSING-OUTSIDE                     M-KOTE-G
15605093           ***                CALIPER                718-ASSEMBLIES                             BENDIXHY
15605094           ***                CALIPER                718-ASSEMBLIES                             BENDIXHY
15605095           ***                BRAKE SHOE             718-ASSEMBLIES                             BENDIXHY
15605096           ***                BRAKE SHOE             718-ASSEMBLIES                             BENDIXHY
15607683           ***                BRK CABLE              738-ASSEMBLIES-BRAKE CABLES                ORSCHELN
15607684           ***                BRK CABLE              738-ASSEMBLIES-BRAKE CABLES                ORSCHELN
15607685           ***                BRK CABLE              738-ASSEMBLIES-BRAKE CABLES                ORSCHELN
15607686           ***                BRK CABLE              738-ASSEMBLIES-BRAKE CABLES                ORSCHELN
15612681           ***                PREEN STAB S           PRO-PROCESSING-OUTSIDE                     METALPRE
15612681           ***                PAINT STA S            PRO-PROCESSING-OUTSIDE                     M-KOTE-G
15622343           ***                FLG PLATE              702-STAMPINGS                              UNIBOND
15622344           ***                FLG PLATE              702-STAMPINGS                              UNIBOND
15622364           ***                DRUM                   704-FERROUS CASTINGS                       WHELAND
15622390           ***                DRUM                   704-FERROUS CASTINGS                       WHELAND
15624631           ***                BRK CABLE              738-ASSEMBLIES-BRAKE CABLES                ORSCHELN
15624632           ***                BRK CABLE              738-ASSEMBLIES-BRAKE CABLES                DOMINION
15624633           ***                BRK CABLE              738-ASSEMBLIES-BRAKE CABLES                ORSCHELN
15624634           ***                BRK CABLE              738-ASSEMBLIES-BRAKE CABLES                DOMINION
15627169           ***                CLIP                   722-STAMPINGS-BRAKE                        DAJACO
15629087           ***                BRK CABLE              738-ASSEMBLIES-BRAKE CABLES                ORSCHELN

15631321           ***                BUMPER                 712-RUBBER                                 COOPER
15631881           ***                AIR BAG                712-RUBBER                                 AIRLIFT
15638264           ***                CBL SWITCH             731-ELECTRICAL COMPONENTS                  JOSPOLLA


                         PRODUCTION MATERIAL PRICE LIST
                                    *** BASE
                                 DETROIT PLANTS
                          (Price to be reduced by ***%)

                   *** BUDGET         P/N                    COMMODITY CODE &
P/N                    PRICE          DESCRIPTION            DESCRIPTION                                SUPPLIER
15638379           ***                LINK L.H.              709-SPRINGS                                AUTOSPRG
15638380           ***                LINK R.H.              709-SPRINGS                                AUTOSPRG
15640308           ***                PAINT STA S            PRO-PROCESSING-OUTSIDE                     M-KOTE-G
15640308           ***                SHEAR STA S            PRO-PROCESSING-OUTSIDE                     COLDSAW
15640537           ***                BRK CABLE              738-ASSEMBLIES-BRAKE CABLES                ORSCHELN
15640538           ***                BRK CABLE              738-ASSEMBLIES-BRAKE CABLES                ORSCHELN
15640540           ***                BRK CABLE              738-ASSEMBLIES-BRAKE CABLES                ORSCHELN
15640541           ***                BRK CABLE              738-ASSEMBLIES-BRAKE CABLES                ORSCHELN
15640542           ***                BRK CABLE              738-ASSEMBLIES-BRAKE CABLES                ORSCHELN
15641565           ***                HUB & DISC             704-FERROUS CASTINGS                       BUDD
15641587           ***                HUB & DISC             729-FERROUS CASTING MACH                   STC-AXLE
15644378           ***                HUB & DISC             704-FERROUS CASTINGS                       BUDD
15644983           ***                BRK CABLE              738-ASSEMBLIES-BRAKE CABLES                ORSCHELN
15644986           ***                BRK CABLE              738-ASSEMBLIES-BRAKE CABLES                ORSCHELN
15649015           ***                BRACKET                702-STAMPINGS                              TREND
15649195           ***                LEVER                  702-STAMPINGS                              YAREMA
15649196           ***                LEVER                  702-STAMPINGS                              YAREMA
15649277           ***                LOCKWASHER             702-STAMPINGS                              WASHERS
15649959           ***                RING EXTR              715-SINTERED METALS                        ZENITH
15649975           ***                RING EXTR              715-SINTERED METALS                        ZENITH
15650041           ***                HUB                    704-FERROUS CASTINGS                       CFDRYDAN
15650050           ***                DURM                   704-FERROUS CASTINGS                       WHELAND
15650232           ***                SEAL                   712-RUBBER                                 CHIRAW
15650296           ***                BRAKE SHOE             728-ASSEMBLIES-BRAKE RELATED               UNIBOND
15650297           ***                BRAKE SOE              728-ASSEMBLIES-BRAKE RELATED               UNIBOND
15651809           ***                KNUCKLE ASM            729-FERROUS CASTING MACH                   STC-AXLE
15651810           ***                KNUCKLE ASM            729-FERROUS CASTING MACH                   STC-AXLE
15655172           ***                SEAL                   712-RUBBER                                 CHRIAW
15657301           ***                CLIP                   722-STAMPINGS-BRAKE                        DAJACO
15657302           ***                BRK CABLE              738-ASSEMBLIES-BRAKE CABLES                ORSCHELN
15657304           ***                BRK CABLE              738-ASSEMBLIES-BRAKE CABLES                ORSCHELN
15657342           ***                BRK CABLE              738-ASSEMBLIES-BRAKE CABLES                ORSCHELN
15661102           ***                PAINT STA S            PRO-PROCESSING-OUTSIDE                     M-KOTE-G
15661102           ***                TURN STA S             PRO-PROCESSING-OUTSIDE                     M-T&G
15672903           ***                BRK CABLE              738-ASSEMBLIES-BRAKE CABLES                ORSCHELN
15672904           ***                BRK CABLE              738-ASSEMBLIES-BRAKE CABLES                ORSCHELN
15672938           ***                BRACKET SNB            702-STAMPINGS                              PALCOSTM
15674392           ***                BRAKE SHOE             728-ASSEMBLIES-BRAKE RELATED               UNIBOND
15674393           ***                BRAKE SHOE             728-ASSEMBLIES-BRAKE RELATED               UNIBOND

15674408           ***                HUB & DISC             704-FERROUS CASTINGS                       BUDD
15674440           ***                HUB & DISC             704-FERROUS CASTINGS                       BUDD
15674445           ***                FLGPLT&BRK             728-ASSEMBLIES-BRAKE RELATED               STC-AXLE
15674446           ***                FLGPLT&BRK             728-ASSEMBLIES-BRAKE RELATED               STC-AXLE
15677153           ***                BRACKET                722-STAMPINGS-BRAKE                        DAJACO
15677154           ***                BRACKET                722-STAMPINGS-BRAKE                        DAJACO
15677613           ***                PAINT-STA S            PRO-PROCESSING-OUTSIDE                     M-KOTE-G


                         PRODUCTION MATERIAL PRICE LIST
                                    *** BASE
                                 DETROIT PLANTS
                          (Price to be reduced by ***%)

                   *** BUDGET         P/N                    COMMODITY CODE &
P/N                    PRICE          DESCRIPTION            DESCRIPTION                                SUPPLIER
15677614           ***                PAINT-STA S            PRO-PROCESSING-OUTSIDE                     M-KOTE-G
15677615           ***                PAINT STAB S           PRO-PROCESSING-OUTSIDE                     M-KOTE-G
15677616           ***                PAINT STA S            PRO-PROCESSING-OUTSIDE                     M-KOTE-G
15677616           ***                TURN STAB S            PRO-PROCESSING-OUTSIDE                     M-T&G
15679581           ***                FLGPLT&BRK             728-ASSEMBLIES-BRAKE RELATED               STC-AXLE
15679582           ***                FLGPLT&BRK             728-ASSEMBLIES-BRAKE RELATED               STC-AXLE
15679583           ***                BRAKE SHOE             728-ASSEMBLIES-BRAKE RELATED               UNIBOND
15679584           ***                BRAKE SHOE             728-ASSEMBLIES-BRAKE RELATED               UNIBOND
15679603           ***                HUB & DISC             704-FERROUS CASTINGS                       BUDD
15680287           ***                COIL SPRG              709-SPRINGS                                DELCO-LI
15683969           ***                BRK CABLE              738-ASSEMBLIES-BRAKE CABLES                ORSCHELN
15683970           ***                BRK CABLE              738-ASSEMBLIES-BRAKE CABLES                ORSCHELN
15684329           ***                PAINT STA S            PRO-PROCESSING-OUTSIDE                     M-KOTE-G
15684329           ***                TURN STAB S            PRO-PROCESSING-OUTSIDE                     M-T&G
15687308           ***                PAINT-STAB             PRO-PROCESSING-OUTSIDE                     M-KOTE-G
15692903           ***                PAINT STA S            PRO-PROCESSING-OUTSIDE                     M-KOTE-G
15693455           ***                DRUM ASM               729-FERROUS CASTING MACH                   SAG-BUFF
15693468           ***                DRUM                   729-FERROUS CASTING MACH                   PALCO-CN
15696701           ***                BRK CABLE              738-ASSEMBLIES-BRAKE CABLES                ORSCHELN
15697719           ***                TURN STAB S            PRO-PROCESSING-OUTSIDE                     M_T&G
15697719           ***                PAINT STA S            PRO-PROCESSING-OUTSIDE                     M-KOTE-G
15697720           ***                TURN STAB S            PRO-PROCESSING-OUTSIDE                     M-T&G
15697720           ***                PAINT STA S            PRO-PROCESSING-OUTSIDE                     M-KOTE-G
15697721           ***                PAINT STA S            PRO-PROCESSING-OUTSIDE                     M-KOTE-G
15697722           ***                TURN STAB S            PRO-PROCESSING-OUTSIDE                     M-T&G
15697722           ***                PAINT STA S            PRO-PROCESSING-OUTSIDE                     M-KOTE-G
15697723           ***                TURN STAB S            PRO-PROCESSING-OUTSIDE                     M-T&G
15697723           ***                PAINT STA S            PRO-PROCESSING-OUTSIDE                     M-KOTE-G
15699943           ***                SPL SHIELD             724-ELECTRICAL DEVICE                      K-HAYES
15699944           ***                SPL SHIELD             724-ELECTRICAL DEVICE                      K-HAYES
15699945           ***                SPL SHIELD             724-ELECTRICAL DEVICE                      K-HAYES
15699946           ***                SPL SHIELD             724-ELECTRICAL DEVICE                      K-HAYES
15699947           ***                SPL SHIELD             724-ELECTRICAL DEVICE                      K-HAYES
15699948           ***                SPL SHIELD             724-ELECTRICAL DEVICE                      K-HAYES
15699949           ***                SPL SHIELD             724-ELECTRICAL DEVICE                      K-HAYES

15699950           ***                SPL SHIELD             724-ELECTRICAL DEVICE                      K-HAYES
15699959           ***                GASKET                 712-RUBBER                                 WESTRUB
15699960           ***                GASKET                 712-RUBBER                                 WESTRUB
15953196           ***                BRK CABLE              738-ASSEMBLIES-BRAKE CABLES                ORSCHELN
15953201           ***                BRK CABLE              738-ASSEMBLIES-BRAKE CABLES                ORSCHELN
15953203           ***                BRK CABLE              738-ASSEMBLIES-BRAKE CABLES                ORSCHELN
15953204           ***                BRK CABLE              738-ASSEMBLIES-BRAKE CABLES                ORSCHELN
15953205           ***                BRK CABLE              738-ASSEMBLIES-BRAKE CABLES                ORSCHELN
15953209           ***                BRK CABLE              738-ASSEMBLIES-BRAKE CABLES                ORSCHELN
15960224           ***                DRUM-HONED             729-FERROUS CASTING MACH                   PALCO-CN
15961006           ***                PAINT-STA S            PRO-PROCESSING-OUTSIDE                     M-KOTE-G


                         PRODUCTION MATERIAL PRICE LIST
                                    *** BASE
                                 DETROIT PLANTS
                          (Price to be reduced by ***%)

                   *** BUDGET         P/N                    COMMODITY CODE &
P/N                    PRICE          DESCRIPTION            DESCRIPTION                                SUPPLIER
15962386           ***                SPL SHIELD             702-STAMPINGS                              MEANS
15962387           ***                SPL SHIELD             702-STAMPINGS                              MEANS
15964931           ***                CALIPER                718-ASSEMBLIES                             BENDIXHY
15964932           ***                CALIPER                718-ASSEMBLIES                             BENDIXHY
15964933           ***                BRAKE SHOE             718-ASSEMBLIES                             BENDIXHY
15964934           ***                BRAKE SHOE             718-ASSEMBLIES                             BENDIXHY
15970178           ***                PIPE CLIP              722-STAMPINGS-BRAKE                        DAJACO
15970178           ***                PIPE CLIP              722-STAMPINGS-BRAKE                        DAJACO
15979082           ***                BUMPER LOA             712-RUBBER                                 GOODYEAR
15979086           ***                AIR BAG                712-RUBBER                                 AIRLIFT
15981886           ***                PAINT STA S            PRO-PROCESSING-OUTSIDE                     M-KOTE-G
15981886           ***                HEAR STA S             PRO-PROCESSING-OUTSIDE                     COLDSAW
15983283           ***                BUMPER                 712-RUBBER                                 CARDINAL
15988035           ***                WASHER                 702-STAMPINGS                              TREND
18004609           ***                WHEEL CYL              728-ASSEMBLIES-BRAKE RELATED               DELCOMO
18004794           ***                WHEEL CYL              728-ASSEMBLIES-BRAKE RELATED               DELCOMO
18009067           ***                CALIPER                728-ASSEMBLIES-BRAKE RELATED               DELCOSAG
18009068           ***                CALIPER                728-ASSEMBLIES-BRAKE RELATED               DELCOSAG
18013062           ***                CALIPER                728-ASSEMBLIES-BRAKE RELATED               STC-AXLE
18013063           ***                CALIPER                728-ASSEMBLIES-BRAKE RELATED               STC-AXLE
18013731           ***                DRUM                   704-FERROUS CASTINGS                       WHELAND
18015044           ***                CLIP                   709-SPRINGS                                ROTORCLLI
18015957           ***                FLGPLT&BRK             728-ASSEMBLIES-BRAKE RELATED               DELCOMO
18015958           ***                FLGPLT&BRK             728-ASSEMBLIES-BRAKE RELATED               DELCOMO
18017179           ***                DRUM                   729-FERROUS CASTING MACH                   STC-AXLE
18018191           ***                CALIPER                728-ASSEMBLIES-BRAKE RELATED               STC-AXLE
18018192           ***                CALIPER                728-ASSEMBLIES-BRAKE RELATED               STC-AXLE
18018413           ***                FLGPLT&BRK             728-ASSEMBLIES-BRAKE RELATED               DELCOMO
18018416           ***                FLG PLATE              728-ASSEMBLIES-BRAKE RELATED               STC-AXLE
18018417           ***                FLT PLATE              728-ASSEMBLIES-BRAKE RELATED               STC-AXLE
18018419           ***                FLGPLT&BRK             728-ASSEMBLIES-BRAKE RELATED               DELCOMO

18018790           ***                FLGPLT&BRK             728-ASSEMBLIES-BRAKE RELATED               STC-AXLE
18018791           ***                FLGPLT&BRK             728-ASSEMBLIES-BRAKE RELATED               STC-AXLE
18018934           ***                FLGPLT&BRK             728-ASSEMBLIES-BRAKE RELATED               DELCOMO
18018935           ***                FLGPLT&BRK             728-ASSEMBLIES-BRAKE RELATED               DELCOMO
18018971           ***                FLGPLT&BRK             728-ASSEMBLIES-BRAKE RELATED               STC-AXLE
18019171           ***                FLGPLT&BRK             728-ASSEMBLIES-BRAKE RELATED               STC-AXLE
18019172           ***                FLGPLT&BRK             728-ASSEMBLIES-BRAKE RELATED               STC-AXLE
18019490           ***                FLGPLT&BRK             728-ASSEMBLIES-BRAKE RELATED               DELCOMO
18019491           ***                FLGPLT&BRK             728-ASSEMBLIES-BRAKE RELATED               DELCOMO
18019765           ***                DRUM-J/N/L             704-FERROUS CASTINGS                       WHELAND
18019888           ***                DRUM-SATURN            PRO-PROCESSING-OUTSIDE                     CERTICOA
18020246           ***                FLGPLT&BRK             728-ASSEMBLIES-BRAKE RELATED               DELCOMO
18020247           ***                FLGPLT&BRK             728-ASSEMBLIES-BRAKE RELATED               DELCOMO
18020612           ***                DRUM-J-CAR             PRO-PROCESSING-OUTSIDE                     CERTICOA
18021220           ***                FLGPLT&BRK             728-ASSEMBLIES-BRAKE RELATED               STC-AXLE


                         PRODUCTION MATERIAL PRICE LIST
                                    *** BASE
                                 DETROIT PLANTS
                          (Price to be reduced by ***%)

                   *** BUDGET         P/N                    COMMODITY CODE &
P/N                    PRICE          DESCRIPTION            DESCRIPTION                                SUPPLIER
22112488           ***                BALL STUD              718-ASSEMBLIES                             DELCO-VA
25505116           ***                PIPE CUP               709-SPRINGS                                FOURSLID
25524815           ***                PAINT-STA S            PRO-PROCESSING-OUTSIDE                     M-KOTE-G
25558117           ***                PAINT-STA S            PRO-PROCESSING-OUTSIDE                     M-KOTE-G
25558135           ***                INSRT-STAB             PRO-PROCESSING-OUTSIDE                     FOR-SLID
25558135           ***                PAINT-STA S            PRO-PROCESSING-OUTSIDE                     M-KOTE-G
25559835           ***                PAINT-STA S            PRO-PROCESSING-OUTSIDE                     M-KOTE-G
25559836           ***                PAINT-STA S            PRO-PROCESSING-OUTSIDE                     M-KOTE-G
25604384           ***                PAINT-STA S            PRO-PROCESSING-OUTSIDE                     M-KOTE-G
25606832           ***                PAINT-STA S            PRO-PROCESSING-OUTSIDE                     M-KOTE-G
15606833           ***                PAINT-STA S            PRO-PROCESSING-OUTSIDE                     M-KOTE-G
26004521           ***                DAFF ARM               748-ASSEMBLIES-DIFFERENTIAL                EATONMAR
26004800           ***                RETAINER               704-FERROUS CASTINGS                       DECO
26004811           ***                SEAL                   712-RUBBER                                 FREUDN-N
26007041           ***                TUBE                   707-TUBING                                 USM-LEX
26007368           ***                BOLT                   701-FASTENERS                              MNP MFG
26007557           ***                RING GEAR              755-FORGINGS-AFFILIATED                    SAG-BUFF
26007563           ***                SAW PINION             PRO-PROCESSING-OUTSIDE                     COLDSAW
26007565           ***                SAW PINION             PRO-PROCESSING-OUTSIDE                     COLDSAW
26007700           ***                TUBE&INSERT            713-NON FERROUS CASTINGS                   FIN DEPT
26007927           ***                COVER                  702-STAMPINGS                              GMCND OS
26008741           ***                SPACER                 709-SPRINGS                                ERWAGNER
26008812           ***                LOCK                   722-STAMPINGS-BRAKE                        DAJACO
26008877           ***                PUSH NUT               701-FASTENERS                              PALNUT
26009627           ***                SHAFT OUTPT            730-MACHINED FORGINGS                      MACHINE
26009678           ***                WASHER                 702-STAMPINGS                              PALMER
26010416           ***                MDWST SH UP            PRO-PROCESSING-OUTSIDE                     MID-WEST

26010417           ***                MDWST SH UP            PRO-PROCESSING-OUTSIDE                     MID-WEST
26011693           ***                TUBE ASM               707-TUBING                                 USM-LEX
26011694           ***                TUBE ASM               707-TUBING                                 USM-LEX
26011707           ***                AXLE SHAFT             730-MACHINED FORGINGS                      MACHINE
26011708           ***                AXLE SHAFT             730-MACHINED FORGINGS                      MACHINE
26011718           ***                AXLE SHAFT             730-MACHINED FORGINGS                      MACHINE
26011719           ***                AXLE SHAFT             730-MACHINED FORGINGS                      MACHINE
26011748           ***                BRACKET                707-TUBING                                 USM-LEX
26011773           ***                TUBE                   707-TUBING                                 USM-LEX
26011774           ***                TUBE                   707-TUBING                                 USM-LEX
26011811           ***                AXLE SHAFT             730-MACHINED FORGINGS                      MACHINE
26011812           ***                AXLE SHAFT             730-MACHINED FORGINGS                      MACHINE
26011813           ***                TUBE                   707-TUBING                                 USM-LEX
26011814           ***                TUBE                   707-TUBING                                 USM-LEX
26011826           ***                CARRIER                704-FERROUS CASTINGS                       CFDRYDEF
26011832           ***                BRACKET                702-STAMPINGS                              PALCOSTM
26011865           ***                WASHER                 702-STAMPINGS                              BRIGHTON
26011871           ***                SHAFT LCA 0            718-ASSEMBLIES                             SAGSTRG
26011872           ***                SHAFT LCA 0            718-ASSEMBLIES                             SAGSTRG


                         PRODUCTION MATERIAL PRICE LIST
                                    *** BASE
                                 DETROIT PLANTS
                          (Price to be reduced by ***%)

                   *** BUDGET         P/N                    COMMODITY CODE &
P/N                    PRICE          DESCRIPTION            DESCRIPTION                                SUPPLIER
26012079           ***                CARR/CAP               729-FERROUS CASTING MACH                   USM-BAD
26012387           ***                TUBE                   707-TUBING                                 USM-LEX
26012388           ***                TUBE                   707-TUBING                                 USM-LEX
26012550           ***                CLIP                   722-STAMPINGS-BRAKE                        DAJACO
26012550           ***                CLIP                   722-STAMPINGS-BRAKE                        DAJACO
26012845           ***                GASKET                 712-RUBBER                                 WISCONSI
26012861           ***                DIFF ASM               748-ASSEMBLIES-DIFFERENTIAL                EASTONMAR
26012862           ***                DIFF ASM               748-ASSEMBLIES-DIFFERENTIAL                EASTONMAR
26012870           ***                BRACKET                702-STAMPINGS                              PALCOSTM
26013015           ***                SAW PINION             PRO-PROCESSING-OUTSIDE                     COLDSAW
26013313           ***                MDWST SH UP            PRO-PROCESSING-OUTSIDE                     MID-WEST
26013495           ***                ACTUATOR               724-ELECTRICAL DEVICE                      DESIGNMF
26013555           ***                TUBE                   707-TUBING                                 USM-LEX
26013559           ***                SHAFT ASM              730-MACHINED FORGINGS                      MACHINE
26013686           ***                TUBE                   707-TUBING                                 USM-LEX
26013687           ***                TUBE                   707-TUBING                                 USM-LEX
26013855           ***                CASE                   704-FERROUS CASTINGS                       CFDRYDAN
26014226           ***                DIFF ASM               748-ASSEMBLIES-DIFFERENTIAL                AUB-GEAR
26014337           ***                MDWST-SH.UP            PRO-PROCESSING-OUTSIDE                     MID-WEST
26014589           ***                SAW PINION             PRO-PROCESSING-OUTSIDE                     COLDSAW
26014590           ***                SAW PINION             PRO-PROCESSING-OUTSIDE                     COLDSAW
26014735           ***                TUBE ASM               707-TUBING                                 USM-LEX
26014736           ***                TUBE ASM               707-TUBING                                 USM-LEX

26015124           ***                GEAR DF PN             705-FORGINGS                               BRAUN
26015524           ***                BRACKET                722-STAMPINGS-BRAKE                        DAJACO
26016106           ***                PINION GEAR            705-FORGINGS                               BRAUN
26016179           ***                TUBE ASM               707-TUBING                                 USM-LEX
26016180           ***                TUBE ASM               707-TUBING                                 USM-LEX
26016184           ***                A/S & BOLT             730-MACHINED FORGINGS                      MACHINE
26016438           ***                SENSOR PLUG            716-PLASTIC PARTS                          NIAGARA
26016662           ***                GASKET                 712-RUBBER                                 WISCONSI
26016664           ***                PINION FLAN            729-FERROUS CASTING MACH                   SIMP-IND
26016803           ***                CASE                   704-FERROUS CASTINGS                       CFDRYDAN
26017243           ***                DIFF SD GR             755-FORGINGS-AFFILIATED                    SAG-BUFF
26017261           ***                PAD JOUNCE             712-RUBBER                                 PALCO-CN
26017363           ***                TABE ASM               707-TUBING                                 USM-LEX
26017364           ***                TUBE ASM               707-TUBING                                 USM-LEX
26018081           ***                AXLE SHAFT             730-MACHINED FORGINGS                      MACHINE
26018082           ***                AXLE SHAFT             730-MACHINED FORGINGS                      MACHINE
26018131           ***                CASE                   704-FERROUS CASTINGS                       CFDRIYDAN
26018688           ***                PINFLG&DEF             729-FERROUS CASTING MACH                   DANA-POT
26018940           ***                SENSOR RING            715-SINTERED METALS                        STACKPOL
26018941           ***                SENSOR RING            715-SINTERED METALS                        STACKPOL
26018943           ***                SENSOR RING            715-SINTERED METALS                        STACKPOL
26018944           ***                SENSOR RING            715-SINTERED METALS                        STACKPOL
26018945           ***                SENSOR RING            715-SINTERED METALS                        STACKPPOL


                         PRODUCTION MATERIAL PRICE LIST
                                    *** BASE
                                 DETROIT PLANTS
                          (Price to be reduced by ***%)

                   *** BUDGET         P/N                    COMMODITY CODE &
P/N                    PRICE          DESCRIPTION            DESCRIPTION                                SUPPLIER
26019045           ***                SAW PINION             PRO-PROCESSING-OUTSIDE                     COLDSAW
26019090           ***                DIFF PIN               705-FORGINGS                               BRAUN
26019419           ***                SIDE GEAR 8            755-FORGINGS-AFFILIATED                    SAG-BUFF
26019566           ***                GEAR SD                755-FORGINGS-AFFILIATED                    SAG-BUFF
26019851           ***                SERVICE SID            755-FORGINGS-AFFILIATED                    SAG-BUFF
26019943           ***                TUBE ASM               707-TUBING                                 USM-LEX
26019944           ***                TUBE ASM               707-TUBING                                 USM-LEX
26020607           ***                PIPE CLIP              722-STAMPINGS-BRAKE                        DAJACO
26020652           ***                CASE                   748-ASSEMBLIES-DIFFERENTIAL                AUB-GEAR
26020796           ***                FLANGE                 702-STAMPINGS                              HSI-AM
26020810           ***                PINION FLAG            729-FERROUS CASTING MACH                   SIMP-IND
26021340           ***                A/S&BLTASM             730-MACHINED FORGINGS                      MACHINE
26021347           ***                CARR & CAP             729-FERROUS CASTING MACH                   USM-BAD
26022006           ***                BUSHING                712-RUBBER                                 RUBBEREN
26022058           ***                BRACKET                702-STAMPINGS                              WASHERS
26022059           ***                BRACKET                702-STAMPINGS                              WASHERS
26022228           ***                TUBE ASM               707-TUBING                                 USM-LEX
26022655           ***                DIFF PINION            705-FORGINGS                               BRAUN
26022747           ***                PROTECTOR              716-PLASTIC PARTS                          STOCKCAP

26023071           ***                TUBE ASM               707-TUBING                                 USM-LEX
26023072           ***                TUBE ASM               707-TUBING                                 USM-LEX
26023328           ***                PINION FLAN            729-FERROUS CASTING MACH                   SIMP-IND
26023329           ***                PIN FLANGE             729-FERROUS CASTING MACH                   SIMP-IND
26023330           ***                PINFLG&DEF             730-MACHINED FORGINGS                      SIMP-IND
26024362           ***                PAINT STA S            PRO-PROCESSING-OUTSIDE                     M-KOTE-G
26025023           ***                BRACKET                702-STAMPINGS                              HSI-MILT
26025316           ***                PAINT-STA S            PRO-PROCESSING-OUTSIDE                     M-KOTE-G
26025539           ***                PIN FLANGE             729-FERROUS CASTING MACH                   PALCO-CN
26025564           ***                AXLE SHAFT             730-MACHINED FORGINGS                      MACHINE
26025619           ***                SLEEVE&INST            715-SINTERED METALS                        ZENITH
26025893           ***                TUBE                   707-TUBING                                 USM-LEX
26025894           ***                TUBE                   707-TUBING                                 USM-LEX
26025895           ***                TUBE                   707-TUBING                                 USM-LEX
26025896           ***                TUBE                   707-TUBING                                 USM-LEX
26026693           ***                BRACKET                702-STAMPINGS                              PALCOSTM
26026777           ***                SAW PINION             PRO-PROCESSING-OUTSIDE                     COLDSAW
26026778           ***                SAW PINION             PRO-PROCESSING-OUTSIDE                     COLDSAW
26026779           ***                SAW PINION             PRO-PROCESSING-OUTSIDE                     COLDSAW
26027692           ***                TUBE ASM               707-TUBING                                 USM-LEX
26027693           ***                TUBE ASM               707-TUBING                                 USM-LEX
26027711           ***                PIN FLANGE             729-FERROUS CASTING MACH                   HILLSDAL
26027877           ***                FLANGE                 702-STAMPINGS                              WASHERS
26030096           ***                DISS ASM               748-ASSEMBLIES-DIFFERENTIAL                EATONMAR
26030228           ***                SPIDER                 705-FORGINGS                               BRAFCO
26030270           ***                WASHER                 702-STAMPINGS                              BRIGHTON
26030271           ***                WASHER                 702-STAMPINGS                              BRIGHTON


                         PRODUCTION MATERIAL PRICE LIST
                                    *** BASE
                                 DETROIT PLANTS
                          (Price to be reduced by ***%)

                   *** BUDGET         P/N                    COMMODITY CODE &
P/N                    PRICE          DESCRIPTION            DESCRIPTION                                SUPPLIER
26031569           ***                SEAL ASM               712-RUBBER                                 FREUDNBR
26031587           ***                BOLT & WASH            701-FASTENERS                              RINGSCRE
26031628           ***                TUBE                   707-TUBING                                 USM-PTH
26031629           ***                TUBE                   707-TUBING                                 USM-PTH
26031630           ***                TUBE                   707-TUBING                                 CLIPPER
26031702           ***                WASHER                 722-STAMPINGS-BRAKE                        DAJACO
26031703           ***                RING                   722-STAMPINGS-BRAKE                        DAJACO
26031706           ***                SHAFT OUTPT            730-MACHINED FORGINGS                      MACHINE
23062443           ***                VENT                   716-PLASTIC PARTS                          PRECPLAS
26032907           ***                PAINT-STA S            PRO-PROCESSING-OUTSIDE                     M-KOTE-G
26033003           ***                EXTRD TONAW            PRO-PROCESSING-OUTSIDE                     TONAFORG
26033204           ***                AXLE SHAFT             730-MACHINED FORGINGS                      MACHINE
26033207           ***                TUBE                   707-TUBING                                 CLIPPER
26033235           ***                TUBE                   729-FERROUS CASTING MACH                   USM-BAD
26033237           ***                TUBE                   729-FERROUS CASTING MACH                   USM-BAD

26033578           ***                SEAL ASM               712-RUBBER                                 CHIRAW
26033973           ***                DAMPER ASM             729-FERROUS CASTING MACH                   PALCO-CN
26033974           ***                SLEEVE                 715-SINTERED METALS                        PRECISIO
26034254           ***                AXLE SHAFT             730-MACHINED FORGINGS                      MACHINE
26034712           ***                WELD SLUG              709-SPRINGS                                C&S ENGR
26034785           ***                SLEEVE ASM             715-SINTERED METALS                        ZENITH
26034788           ***                DIFF SD GR             755-FORGINGS-AFFILIATED                    SAG-BUFF
26034789           ***                PINION GEAR            755-FORGINGS-AFFILIATED                    SAG-BUFF
26035154           ***                SHAFT PROP             718-ASSEMBLIES                             SAG-THRE
26035254           ***                CARRIER                713-NON FERROUS CASTINGS                   ACCURCAS
26035255           ***                CARRIER                713-NON FERROUS CASTINGS                   ACCURCAS
26035262           ***                SAW PINION             PRO-PROCESSING-OUTSIDE                     COLDSAW
26035263           ***                RING GEAR              755-FORGINGS-AFFILIATED                    SAG-BUFF
26035527           ***                SHAFT PROP             718-ASSEMBLIES                             SAG-THRE
26035822           ***                CARRIER                704-FERROUS CASTINGS                       STCATH
26035826           ***                GEAR SET               730-MACHINED FORGINGS                      US GEAR
26036092           ***                SLEEVE                 715-SINTERED METALS                        PRECISIO
26036438           ***                SEAL                   712-RUBBER                                 FREUDN-N
26036835           ***                BOLT & WASH            701-FASTENERS                              RINGSCRE
26037309           ***                SEAL                   712-RUBBER                                 FREUDN-N
26037339           ***                PINION GEAR            705-FORGINGS                               COLFOR
26037340           ***                PINION GEAR            705-FORGINGS                               COLFOR
26037341           ***                PINION GEAR            705-FORGINGS                               COLFOR
26037342           ***                PINION GEAR            705-FORGINGS                               COLFOR
26037709           ***                SAW PINION             PRO-PROCESSING-OUTSIDE                     COLDSAW
26037710           ***                SAW PINION             PRO-PROCESSING-OUTSIDE                     COLDSAW
26037714           ***                RING GEAR              755-FORGINGS-AFFILIATED                    SAG-BUFF
26037717           ***                SAW PINION             PRO-PROCESSING-OUTSIDE                     COLDSAW
26037718           ***                SAW PINION             PRO-PROCESSING-OUTSIDE                     COLDSAW
26037722           ***                RING GEAR              755-FORGINGS-AFFILIATED                    SAG-BUFF
26037725           ***                SAW PINION             PRO-PROCESSING-OUTSIDE                     COLDSAW


                         PRODUCTION MATERIAL PRICE LIST
                                    *** BASE
                                 DETROIT PLANTS
                          (Price to be reduced by ***%)

                   *** BUDGET         P/N                    COMMODITY CODE &
P/N                    PRICE          DESCRIPTION            DESCRIPTION                                SUPPLIER
26037726           ***                SAW PINION             PRO-PROCESSING-OUTSIDE                     COLDSAW
26037730           ***                RING GEAR              755-FORGINGS-AFFILIATED                    SAG-BUFF
26037840           ***                SAW PINION             PRO-PROCESSING-OUTSIDE                     COLDSAW
26038170           ***                CARRIER                704-FERROUS CASTINGS                       CFDRYDEF
26039757           ***                RING GEAR              755-FORGINGS-AFFILIATED                    SAG-BUFF
26039758           ***                SAW PINION             PRO-PROCESSING-OUTSIDE                     COLDSAW
26039761           ***                RING GEAR              755-FORGINGS-AFFILIATED                    SAG-BUFF
26039763           ***                SAW PINION             PRO-PROCESSING-OUTSIDE                     COLDSAW
26040489           ***                BRACKET                702-STAMPINGS                              GEOMETRI
26040948           ***                TUBE ASM               707-TUBING                                 USM-LEX
26040949           ***                TUBE ASM               707-TUBING                                 USM-LEX

26041515           ***                BEARING                708-BEARINGS                               TORINGTO
26041516           ***                BEARING                708-BEARINGS                               TORINGTO
26041542           ***                PAINT CHG              PRO-PROCESSING-OUTSIDE                     MATERIAL
26041543           ***                PAINT CHG              PRO-PROCESSING-OUTSIDE                     MATERIAL
26041544           ***                PAINT CHG              PRO-PROCESSING-OUTSIDE                     MATERIAL
26041545           ***                PAINT CHG              PRO-PROCESSING-OUTSIDE                     MATERIAL
26043521           ***                POP RIVET              701-FASTENERS                              GESIPA
M4041987           ***                SHAFT                  730-MACHINED FORGINGS                      MACHINE
OUTPAINT           ***                FIN COST PR            PRO-PROCESSING-OUTSIDE                     CERTICOA
S0183748           ***                RODS CONNEC            706-STEEL                                  REPUBLIC
S0191602           ***                RODS CONNEC            706-STEEL                                  USS
S0201167           ***                RODS CONNEC            706-STEEL                                  USS
S0215918           ***                CAPS CONNEC            706-STEEL                                  NORTH
S0331110           ***                CAPS CONNEC            706-STEEL                                  NORTH
S0339624           ***                HDP HYP DR             706-STEEL                                  FIN DEPT
S0370277           ***                S/S STAB S             706-STEEL                                  SLATER
S0457923           ***                S/S STAB S             706-STEEL                                  NORTH
S2536401           ***                S/S STAB S             706-STEEL                                  NORTH
S2536402           ***                S/S STAB S             706-STEEL                                  NORTH
S2565626           ***                S/S STAB S             706-STEEL                                  NORTH
S2570016           ***                S/S STAB S             706-STEEL                                  NORTH
S2570022           ***                S/S STAB S             706-STEEL                                  SLATER
S2572336           ***                S/S STAB S             706-STEEL                                  NROTH
S2581617           ***                S/S STAB S             706-STEEL                                  SLATER
S2584364           ***                S/S STAB S             706-STEEL                                  NORTH
S3885942           ***                HDP. HYP DR            706-STEEL                                  FIN DEPT
S3924343           ***                HDP. HYP DR            706-STEEL                                  FIN DEPT
S3951562           ***                CAPS CONNEC            706-STEEL                                  NORTH
S3977337           ***                HDP. HYP DR            706-STEEL                                  USS
S3977383           ***                A/S. AXLE S            706-STEEL                                  USS
S3977384           ***                A/S. AXLE S            706-STEEL                                  USS
S3984826           ***                HDP. HYP DR            706-STEEL                                  REPUBLIC
S3984832           ***                HDP. HYP DR            706-STEEL                                  REPUBLIC
S4012801           ***                HDP. HYP DR            706-STEEL                                  REPUBLIC
S4025524           ***                RODS CONNEC            706-STEEL                                  USS


                         PRODUCTION MATERIAL PRICE LIST
                                    *** BASE
                                 DETROIT PLANTS
                          (Price to be reduced by ***%)

                       *** BUDGET     P/N                    COMMODITY CODE &
P/N                       PRICE       DESCRIPTION            DESCRIPTION                                SUPPLIER
S4031311           ***                RODS CONNEC            706-STEEL                                  NORTH
S4035355           ***                A/S. AXLE S            706-STEEL                                  USS
S4035395           ***                A/S. AXLE S            706-STEEL                                  INLAND
S4041987           ***                O/S. OUTPUT            706-STEEL                                  NORTH
S4041992           ***                O/S. OUTPUT            706-STEEL                                  USS
S4041997           ***                O/S. OUTPUT            706-STEEL                                  USS
S4056841           ***                S/S. STAB S            706-STEEL                                  LONE

S4056842           ***                S/S STAB S             706-STEEL                                  LONE
S4076604           ***                S/S STAB S             706-STEEL                                  NORTH
S4076605           ***                S/S STAB S             706-STEEL                                  NORTH
S4076607           ***                S/S STAB S             706-STEEL                                  INLAND
S4081407           ***                S/S STAB S             706-STEEL                                  LONE
S4081408           ***                S/S STAB S             706-STEEL                                  SLATER
S4081409           ***                S/S STAB S             706-STEEL                                  SLATER
S4085343           ***                SDP.HYP DR             706-STEEL                                  REPUBLIC
S4087728           ***                S/S STAB S             706-STEEL                                  LONE
S4089551           ***                S/S STAB S             706-STEEL                                  NORTH
S4089552           ***                S/S STAB S             706-STEEL                                  NORTH
S4089553           ***                S/S STAB S             706-STEEL                                  SLATER
S4089584           ***                S/S STAB S             706-STEEL                                  SLATER
S4090006           ***                RODS CONNEC            706-STEEL                                  USS
S4101234           ***                S/S STAB S             706-STEEL                                  SLATER
S4571682           ***                RODS CONNEC            706-STEEL                                  USS
S5521907           ***                O/S. OUTPUT            706-STEEL                                  USS
S5521928           ***                A/S. AXLE S            706-STEEL                                  USS
S5522068           ***                A/S. AXLE S            706-STEEL                                  USS
S5522070           ***                A/S. AXLE S            706-STEEL                                  USS
S5524815           ***                S/S STAB S             706-STEEL                                  SLATER
S5528807           ***                S/S STAB S             706-STEEL                                  LONE
S5548449           ***                S/S STAB S             706-STEEL                                  NORTH
S5558116           ***                S/S STAB S             706-STEEL                                  LONE
S5558117           ***                S/S STAB S             706-STEEL                                  LONE
S5558135           ***                S/S STAB S             706-STEEL                                  LONE
S5559835           ***                S/S STAB S             706-STEEL                                  LONE
S5559836           ***                S/S STAB S             706-STEEL                                  LONE
S5588333           ***                HDP. HYP DR            706-STEEL                                  REPUBLIC
S5588366           ***                O/S. OUTPUT            706-STEEL                                  USS
S5604384           ***                S/S STAB S             706-STEEL                                  LONE
S5604916           ***                S/S STAB S             706-STEEL                                  SLATER
S5606832           ***                S/S STAB S             706-STEEL                                  SLATER
S5606833           ***                S/S STAB S             706-STEEL                                  SLATER
S5612681           ***                S/S STAB S             706-STEEL                                  LONE
S566102            ***                S/S STAB S             706-STEEL                                  SLATER
S5677613           ***                S/S STAB S             706-STEEL                                  NORTH
S5677614           ***                S/S STAB S             706-STEEL                                  SLATER
S5677615           ***                S/S STAB S             706-STEEL                                  SLATER


                         PRODUCTION MATERIAL PRICE LIST
                                    *** BASE
                                 DETROIT PLANTS
                          (Price to be reduced by ***%)

                   *** BUDGET         P/N                    COMMODITY CODE &
P/N                    PRICE          DESCRIPTION            DESCRIPTION                                SUPPLIER
S5677616           ***                S/S STAB S             706-STEEL                                  SLATER
S5684329           ***                S/S STAB S             706-STEEL                                  SLATER
S5687308           ***                S/S STAB S             706-STEEL                                  NORTH

S5692903           ***                S/S STAB S             706-STEEL                                  NORTH
S5697719           ***                S/S STAB S             706-STEEL                                  SLATER
S5697720           ***                S/S STAB S             706-STEEL                                  SLATER
S5697721           ***                S/S STAB S             706-STEEL                                  SLATER
S5697722           ***                S/S STAB S             706-STEEL                                  SLATER
S5697723           ***                S/S STAB S             706-STEEL                                  SLATER
S5697723           ***                S/S STAB S             706-STEEL                                  SLATER
S5961006           ***                S/S STAB S             706-STEEL                                  SLATER
S5981886           ***                S/S STAB S             706-STEEL                                  NORTH
S6006823           ***                O/S. OUTPUT            706-STEEL                                  USS
S6006825           ***                O/S. OUTPUT            706-STEEL                                  NORTH
S6007565           ***                HDP. HYP DR            706-STEEL                                  USS
S6010414           ***                A/S. AXLE S            706-STEEL                                  INLAND
S6010415           ***                A/S. AXLE S            706-STEEL                                  USS
S6010416           ***                A/S. AXLE S            706-STEEL                                  INALND
S6010417           ***                A/S. AXLE S            706-STEEL                                  INALND
S6011161           ***                A/S. AXLE S            706-STEEL                                  USS
S6011162           ***                A/S. AXLE S            706-STEEL                                  USS
S6011707           ***                A/S. AXLE S            706-STEEL                                  USS
S6011708           ***                A/S. AXLE S            706-STEEL                                  USS
S6011718           ***                A/S. AXLE S            706-STEEL                                  USS
S6011719           ***                A/S. AXLE S            706-STEEL                                  USS
S6011811           ***                A/S. AXLE S            706-STEEL                                  USS
S6011812           ***                A/S. AXLE S            706-STEEL                                  USS
S6013313           ***                A/S. AXLE S            706-STEEL                                  INLAND
S6013554           ***                O/S OUTPUT             706-STEEL                                  USS
S6014336           ***                A/S. AXLE S            706-STEEL                                  INLAND
S6014337           ***                A/S. AXLE S            706-STEEL                                  INLAND
S6014743           ***                A/S. AXLE S            706-STEEL                                  USS
S6014744           ***                A/S. AXLE S            706-STEEL                                  USS
S6020039           ***                A/S. AXLE S            706-STEEL                                  USS
S6020040           ***                A/S. AXLE S            706-STEEL                                  USS
S6023055           ***                BALANCE WGT            706-STEEL                                  WHITTAR
S6024362           ***                S/S STAB S             706-STEEL                                  LONE
S6025316           ***                S/S STAB S             706-STEEL                                  LONE
S6026777           ***                HDP. HYP DR            706-STEEL                                  REPUBLIC
S6027876           ***                A/S. AXLE S            706-STEEL                                  STELCO
S6031704           ***                O/S. OUTPUT            706-STEEL                                  USS
S6032907           ***                S/S STAB S             706-STEEL                                  LONE
S6033003           ***                A/S. AXLE S            706-STEEL                                  REPUBLIC
S6033004           ***                A/S. AXLE S            706-STEEL                                  REPUBLIC
S6033202           ***                A/S. AXLE S            706-STEEL                                  INLAND
S6033677           ***                A/S. AXLE S            706-STEEL                                  REPUBLIC


                         PRODUCTION MATERIAL PRICE LIST
                                    *** BASE
                                 DETROIT PLANTS
                          (Price to be reduced by ***%)

                   *** BUDGET         P/N                    COMMODITY CODE &
P/N                    PRICE          DESCRIPTION            DESCRIPTION                                SUPPLIER

S6037521           ***                A/S. AXLE S            706-STEEL                                  REPUBLIC
S6037718           ***                HDP. HYP DR            706-STEEL                                  REPUBLIC
S6037725           ***                HDP. HYP DR            706-STEEL                                  REPUBLIC
S6039763           ***                HDP. HYP DR            706-STEEL                                  REPUBLIC
S6040102           ***                O/S. OUTPUT            706-STEEL                                  REPUBLIC
S6040464           ***                A/S. AXLE S            706-STEEL                                  REPUBLIC
S7470103           ***                A/S. AXLE S            706-STEEL                                  REPUBLIC
S7470104           ***                A/S. AXLE S            706-STEEL                                  REPUBLIC
S4740105           ***                A/S. AXLE S            706-STEEL                                  REPUBLIC
S7470106           ***                A/S. AXLE S            706-STEEL                                  USS
S7470107           ***                A/S. AXLE S            706-STEEL                                  USS
S7470113           ***                A/S. AXLE S            706-STEEL                                  REPUBLIC
S7470116           ***                A/S. AXLE S            706-STEEL                                  REPUBLIC
S7470129           ***                A/S. AXLE S            706-STEEL                                  REPUBLIC
S7470130           ***                A/S. AXLE S            706-STEEL                                  REPUBLIC










                                    EXHIBIT D












                                 Purchase Order
                              Terms and Conditions

                                                                       Exhibit D
                  PURCHASE ORDER TERMS AND CONDITIONS

1. ACCEPTANCE: Seller has read and understands this order and agrees that Seller's written acceptance or commencement of any work or service under this order shall constitute Seller's acceptance of these terms and conditions only. All terms and conditions proposed by Seller which are different from or in addition to this order are unacceptable to Buyer, are expressly rejected by Buyer, and shall not become a part of this order. Any modifications to this order shall be made in accordance with Paragraph 31.

2. SHIPPING, BILLING AND FLSA CERTIFICATION: Seller agrees: (a) to properly pack, mark and ship goods in accordance with the requirements of Buyer and involved carriers in a manner to secure lowest transportation cost; (b) to route shipments in accordance with instructions from Buyer's Traffic Department; (c) to make no charge for handling, packaging, storage, transportation or drayage of goods unless otherwise stated in this order; (d) to provide with each shipment packing slips with Buyer's order number marked thereon; (e) to properly mark each package with this order number, the factory, plant and dock number, and where multiple packages comprise a single shipment, to consecutively number each package; and (f) to promptly forward the original bill of lading or other shipping receipt for each shipment in accordance with Buyer's instructions. Seller will include on bills of lading or other shipping receipts correct classification identification of the goods shipped in accordance with Buyer's instructions and carrier's requirements. The marks on each package and identification of the goods on packing slips, bills of lading and invoices shall be sufficient to enable Buyer to easily identify the goods purchased. Seller further agrees: (a) to promptly render, after delivery of goods or performance of services, correct and complete invoices to Buyer; and (b) to accept payment by check or, at Buyer's discretion, other cash equivalent (including electronic transfer of funds). Seller's invoice must include a certification that all goods were produced in compliance with the applicable requirements of sections 6, 7, and 12 of the Fair Labor Standards Act, as amended, and of regulations and orders of the United States Department of Labor issued in connection therewith. The payment date is set forth on the face side of this order, or if not stated, shall be on the 25th day of the month following Buyer's receipt of a proper invoice (except as may otherwise be agreed upon by Buyer and Seller in connection with a program providing for electronic funds transfer).Time for payment shall not begin until correct and complete invoices are received, and Seller's cash discount privileges to Buyer shall be extended until such time as payment is due. Buyer may withhold payment pending receipt of evidence, in such form and detail as Buyer may direct, of the absence of any liens, encumbrances and claims on the goods or services under this order.

3. DELIVERY SCHEDULES: Deliveries shall be made both in quantities and at times specified in Buyer's schedules. Buyer shall not be required to make payment for goods delivered to Buyer which are in excess of quantities specified in Buyer's delivery schedules. Buyer may change the rate of scheduled shipments or direct temporary suspension of scheduled shipments, neither of which shall entitle Seller to a modification of the price for goods or services covered by this order. For orders of goods where quantities and/or delivery schedules are not specified, Seller shall deliver goods in such quantities and times as Buyer may direct in subsequent releases.

4. PREMIUM SHIPMENTS: If Seller's acts or omissions result in Seller's failure to meet Buyer's delivery requirements and Buyer requires a more expeditious method of transportation for the goods than the transportation method originally specified by Buyer, Seller shall, at Buyer's option, (i) promptly reimburse Buyer the difference in cost between the more expeditious method and the original method, (ii) allow Buyer to reduce its payment of Seller's invoices by such difference, or (iii) ship the goods as expeditiously as possible at Seller's expense and invoice Buyer for the amount which Buyer would have paid for normal shipment.

5. CHANGES: Buyer reserves the right at any time to direct changes, or causae Seller to make changes, to drawings and specifications of the goods or to otherwise change the scope of the work covered by this order, including work with respect to such matters as inspection, testing or quality control, and Seller agrees to promptly make such changes; any difference in price or time for performance resulting from such changes shall be equitably adjusted by Buyer after receipt of documentation in such form and detail as Buyer may direct. Any changes to this order shall be made in accordance with Paragraph 31.

6. INSPECTION: Seller agrees that Buyer shall have the right to enter Seller's facility at reasonable times to inspect the facility, goods, materials and any property of Buyer covered by this order. Buyer's inspection of the goods, whether during manufacture, prior to delivery or within a reasonable time after delivery, shall not constitute acceptance of any work-in-process or finished goods.

7. NONCONFORMING GOODS: To the extent Buyer rejects goods as nonconforming, the quantities under this order will automatically be reduced unless Buyer otherwise notifies Seller. Seller will not replace quantities so reduced without a new order or schedule from Buyer. Nonconforming goods will be held by Buyer for disposition in accordance with Seller's instructions at Seller's risk. Seller's failure to provide written instructions within ten (10) days, or such shorter period as may be commercially reasonable under the circumstances, after notice of nonconformity shall entitle Buyer, at Buyer's option, to charge Seller for storage and handling, or to dispose of the goods, without liability to Seller. Payment for nonconforming goods shall not constitute an acceptance thereof, limit or impair Buyer's right to assert any legal or equitable remedy, or relieve Seller's responsibility for latent defects.

8. FORCE MAJEURE: Any delay or failure of either party to perform its obligations hereunder shall be excused if, and to the extent that it is caused by an event or occurrence beyond the reasonable control of the party and without its fault or negligence, such as, by way of example and not by way of limitation, acts of God, actions by any governmental authority (whether valid or invalid), fires, floods, windstorms, explosions, riots, natural disasters, wars, sabotage, labor problems (including lockouts, strikes and slowdowns), inability to obtain power, material, labor, equipment or transportation, or court injunction or order; provided that written notice of such delay (including the anticipated duration of the delay) shall be given by the affected party to the other party within ten (10) days. During the period of such delay or failure to perform by Seller, Buyer, at its option may purchase goods from other sources and reduce its schedules to Seller by such quantities, without liability to Seller, or have Seller provide the goods from other sources in quantities and at times requested by Buyer, and at the price set forth on this order. If requested by the Buyer Seller shall, within ten (10) days of such request, provide adequate assurances that the delay shall not exceed thirty (30) days. If the delay lasts more than thirty (30) days or Seller does not provide adequate assurance that the delay will cause within thirty (30) days, Buyer may immediately cancel the order without liability.

9. WARRANTY: Seller expressly warrants that all goods or services covered by this order will conform to the specifications, drawings, samples, or descriptions furnished to or by Buyer, and will be merchantable, of good material and workmanship and free from defect. In addition, Seller acknowledges that Seller knows of Buyer's intended use and expressly warrants that all goods covered by this order which have been selected, designated, manufactured, or assembled by Seller based upon Buyer's stated use, will be fit and sufficient for the particular purposes intended by Buyer.

10. INGREDIENTS DISCLOSURE AND SPECIAL WARNINGS AND INSTRUCTIONS: If requested by Buyer, Seller shall promptly furnish to Buyer in such form and detail as Buyer may direct: (a) a list of all ingredients in the goods purchased hereunder; (b) the amount of one or more ingredients; and (c) information concerning any changes in or additions to such ingredients. Prior to and with the shipment of the goods purchased hereunder, Seller agrees to furnish to Buyer sufficient warning and notice in writing (including appropriate labels on goods, containers and packing) of any hazardous material which is an ingredient or a part of any of the goods, together with such special handling instructions as may be necessary to advise carriers. Buyer, and their respective employee of how to exercise that measure of care and precaution which will best prevent bodily injury or property damage in the handling, transportation, processing, use or disposal of the goods, containers and packing shipped to Buyer.

11. INSOLVENCY: Buyer may immediately cancel this order without liability to Seller in the event of the happening of any of the following or any other comparable event: (a) insolvency of the Seller; (b) filing of a voluntary petition in bankruptcy by Seller; (c) filing of any involuntary petition in bankruptcy against Seller; (d) appointment of a receiver or trustee for Seller;
(e) or execution of any assignment for the benefit of creditors by Seller, provided that such petition, appointment, or assignment is not vacated or nullified within fifteen (15) days of such event.

12. CANCELLATION FOR BREACH: Buyer reserves the right to cancel all or any part of this order, without liability to Seller, if Seller: (a) repudiates or breaches any of the terms of this order, including Seller's warranties; (b) fails to perform services or deliver goods as specified by Buyer; or (c) fails to make progress so as to endanger timely and proper completion of services or delivery of goods; and does not correct such failure or breach within ten (10) days (or such shorter period of time if commercially reasonable under the circumstances) after receipt of written notice from Buyer specifying such failure or breach.


13. TERMINATION: In addition to any other rights of Buyer to cancel or terminate this order, Buyer may at its option immediately terminate all or any part of this order, at any time and for any reason, by giving written notice to Seller. Upon such termination, Buyer shall pay to Seller the following amounts without duplication: (a) the order price for all goods or services which have been completed in accordance with this order and not previously paid for; and (b) the actual cost of work-in-process and raw materials incurred by Seller in furnishing the goods or services under this order to the extent such costs are reasonable in amount and are properly allocable or apportionable under generally accepted accounting principles to the terminated portion of this order; less, however the reasonable value or cost (whichever is higher) of any goods or materials used or sold by Seller with Buyer's written consent, and the cost of any damaged or destroyed goods or material. Buyer will make no payments for finished goods, work-in process or raw materials fabricated or procured by Seller in amounts in excess of those authorized in delivery releases nor for any undelivered goods which are in Seller's standard stock or which are readily marketable. Payments made under this Paragraph shall not exceed the aggregate price payable by Buyer for finished goods which would be produced by Seller's subcontractors, for loss of anticipated profit, unabsorbed overhead, interest on claims, product development and engineering costs, facilities and equipment rearrangement costs or rental, unamortized depreciation costs, and general and administrative burden charges from termination of this order. Within sixty (60) days from the effective date of termination, Seller shall submit a comprehensive termination claim to Buyer, with sufficient supporting data to permit Buyer's audit, and shall thereafter promptly furnish such supplemental and supporting information as Buyer shall request. Buyer or its agents, shall have the right to audit and examine all books, records, facilities, work, material, inventories, and other items relating to any termination claim of Seller.

14. INTELLECTUAL PROPERTY: Seller agrees: (a) to defend, hold harmless and indemnify Buyer, its successors and customers against all claims, demands, losses, suits, damages, liability and expenses (including reasonable attorney fees) arising out of any suit, claim or action for actual or alleged direct or contributory infringement of, or inducement to infringe, any United States or foreign patent, trademark, copyright or mask work right by reason of the manufacture, use or sale of the goods or services ordered, including infringement arising out of compliance with specifications furnished by Buyer, or for actual or alleged misuse or misappropriation of a trade secret resulting directly or indirectly from Seller's actions; (b) to waive any claim against Buyer under the Uniform Commercial Code or otherwise, including any hold harmless or similar claim, in any way related to a claim asserted against Seller or Buyer for patent, trademark, copyright or mask work right infringement or the like, including claims arising out of compliance with specifications furnished by Buyer; and (c) to grant to Buyer a worldwide, nonexclusive, royalty-free, irrevocable license to repair and have repaired, to reconstruct and have reconstructed the goods ordered hereunder. Seller assigns to Buyer all right, title and interest in and to all trademarks, copyrights and mask work rights n any material created for Buyer under this order.


15. TECHNICAL INFORMATION DISCLOSED TO BUYER: Seller agrees not to assert any claim (other than a claim for patent infringement) with respect to any technical information which Seller shall have disclosed or may hereafter disclose to Buyer in connection with the goods or services covered by this order.

16. INDEMNIFICATION: If Seller performs any work on Buyer's premises or utilizes the property of Buyer, whether on or off Buyer's premises, Seller shall indemnify and hold Buyer harmless from and against any liability, claims, demands or expenses (including reasonable attorney fees) for damages to the property of or injuries (including death) to Buyer, its employees or any other person arising from or in connection with Seller's performance of work or use of Buyer's property, except for such liability, claim, or demand arising out of the sole negligence of Buyer.

17. INSURANCE: Seller shall maintain insurance coverage in amounts not less than the following: (a) Workers' Compensation - Statutory Limits for the state or states in which this order is to be performed (or evidence of authority to self-insure); (b) Employer's Liability - $250,000; (c) Comprehensive General Liability (including Products/Completed Operations and Blanket Contractual Liability) - $1,000,000 per person, $1,000,000 per occurrence Personal Injury, and $1,000,000 per occurrence Property Damage, or $1,000,000 per occurrence Personal Injury and Property Damage combined single limit; and (d) Automobile Liability (including owned, non-owned and hired vehicles) - $1,000,000 per person, $1,000,000 per occurrence Personal Injury and $1,000,000 per occurrence Property Damage, or $1,000,000 per occurrence Personal Injury and Property Damage combined single limit. At Buyer's request, Seller shall furnish to Buyer certificates of insurance setting forth the amount(s) of coverage, policy number(s) and date(s) of expiration for insurance maintained by Seller and, if further requested by Buyer, such certificates will provide that Buyer shall receive thirty (30) days' prior written notification from the insurer of any termination or reduction in the amount of scope of coverages. Seller's purchase of appropriate insurance coverage or the furnishing of certificates of insurance shall not release Seller of its obligations or liabilities under this order. In the event of Seller's breach of this provision, Buyer shall have the right to cancel the undelivered portion of any goods or services covered by this order and shall not be required to make further payments except for conforming goods delivered or services rendered prior to cancellation.

18. TOOLS: Unless otherwise agreed to by Buyer, Seller at its own expense shall furnish, keep in good condition, and replace when necessary all tools, jigs, dies, gauges, fixtures, molds and patterns ("Tools") necessary for the production of the goods. The cost of changes to the Tools necessary to make design and specification changes authorized by Buyer shall be paid for by Buyer. Seller shall insure the Tools with full fire and extended coverage insurance for the replacement value thereof. Seller grants Buyer an irrevocable option to take possession of and title to the Tools that are special for the production of the goods upon payment to Seller of the book value thereof less any amounts which Buyer has previously paid to Seller for the cost of such tools; provided, however, that this option shall not apply if such tools are used to produce goods that are the standard stock of Seller or if a substantial quantity of like goods are being sold by Seller to others.

19. BAILED PROPERTY: All supplies, materials, tools, jigs, dies, gauges, fixtures, molds, patterns, equipment and other items furnished by Buyer, either directly or indirectly, to Seller to perform this order, or for which seller has been reimbursed by Buyer, shall be and remain the property of Buyer. Seller shall bear the risk of loss of and damage to Buyer's property. Buyer's property shall at all times be properly housed and maintained by Seller; shall not be used by Seller for any purpose other than the performance of this order; shall be deemed to be personalty; shall be conspicuously marked "Property of General Motors Corporation" by Seller; shall not be commingled with the property of Seller or with that of a third person; and shall not be moved from Seller's premises without Buyer's prior written approval. Upon the request of Buyer, such property shall be immediately released to Buyer or delivered to Buyer by Seller, either (i) F.O.B. transport equipment at Seller's plant, properly packed and marked in accordance with the requirements of the carrier selected by buyer to transport such property, or (ii) to any location designed by Buyer, in which event Buyer shall pay to Seller the reasonable cost of delivering such property to such location. Buyer shall have the right to enter onto Seller's premises at all reasonable times to inspect such property and Seller's records with respect thereto.

20. REMEDIES: The rights and remedies reserved to Buyer in this order shall be cumulative, and additional to all other or further remedies provided in law or equity.

21. DUTY DRAWBACK RIGHTS: This order includes all related customs duty and import drawback rights, if any (including rights developed by substitution and rights which may be acquired from seller's suppliers) which Seller can transfer to Buyer. Seller agrees to inform Buyer of the existence of any such rights and upon request to supply such documents as may be required to obtain such drawback.

22. SETOFF: In addition to any right of setoff provided by law, all amounts due Seller shall be considered net of indebtedness fo Seller to General Motors Corporation and its subsidiaries; and General Motors Corporation may deduct any amounts due or to become due from Seller to General Motors Corporation and its subsidiaries from any sums due or to become due from General Motors Corporation to Seller.

23. ADVERTISING: Seller shall not, without first obtaining the written consent of Buyer, in any manner advertise or publish the fact that Seller has contracted to furnish Buyer the goods or services herein ordered, or use any trademarks or tradenames of Buyer in Seller's advertising or promotional materials. In the event of Seller's breach of this provision, Buyer shall have the right to cancel the undelivered portion of any goods or services covered by this order and shall not be required to make further payments except for conforming goods delivered or services rendered prior to cancellation.

24. GOVERNMENT COMPLIANCE: Seller agrees to comply with all federal, state and local laws, Executive Orders, rules, regulations and ordinances which may be applicable to Seller's performance of its obligations under this order.

25. EQUAL OPPORTUNITY AND AFFIRMATIVE ACTION: This order incorporates by reference: (a) all provisions of 41 C.F.R. 60-1.4, as amended, pertaining to the equal opportunity clause in government contracts; (b) all provisions of 41 C.F.R. 60- 250, as amended, pertaining to affirmative action for disabled veterans of the Vietnam Era; and (c) all provisions of 41 C.F.R. 60- 741, as amended, pertaining to affirmative action for handicapped workers. Seller certifies that it is in compliance with all applicable provisions of 41 C.F.R. 60-1, including but not limited to: (a) developing and presently having in full force and effect a written affirmative action compliance program for each of its establishments as required by 41 C.F.R. 60-1.40, as amended; (b) filing EEO-1 Reports as required by 41 C.F.R. 60-1.7, as amended; and (c) neither maintaining segregated facilities nor permitting its employees to perform services at segregated facilities as prohibited by 41 C.F.R. 60-1.8, as amended. Buyer requests that Seller adopt and implement a policy to extend employment opportunities to qualified applicants and employees on an equal basis regardless of an individual's age, race, color, sex, religion or national origin.

26. NO IMPLIED WAIVER: The failure of either party at any time to require performance by the other party of any provision of this order shall in no way affect the right to require such performance at any time thereafter, nor shall the waiver of either party of a breach of any provision of this order constitute a waiver of any succeeding breach of the same or any other provision.

27. NON-ASSIGNMENT: Seller may not assign or delegate its obligations under this order without Buyer's prior written consent.

28. RELATIONSHIP OF PARTIES: Seller and Buyer are independent contracting parties and nothing in this order shall make either party the agent or legal representative of the other for any purpose whatsoever, nor does it grant either party any authority to assume or to create any obligation on behalf of or in the name of the other.

29. GOVERNING LAW: This order is to be construed according to the laws of the state from which this order issues as shown by the address of Buyer on the face side of this order.

30. SEVERABILITY: If any term of this order is invalid or unenforceable under any statute, regulation, ordinance, executive order or other rule of law, such term shall be deemed reformed or deleted, but only to the extent necessary to comply with such statute, regulation, ordinance, order or rule, and the remaining provisions of this order shall remain in full force and effect.

31. ENTIRE AGREEMENT: This order, together with the attachments, exhibits, or supplements, specifically referenced in this order, constitutes the entire agreement between Seller and Buyer with respect to the matter contained herein and supersedes all prior oral or written representations and agreements. This order may only be modified by a purchase order amendment/alteration issued by Buyer.

                           May, 1986